As filed with the U.S. Securities and Exchange Commission on July 8, 2024.

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22668

ETF Series Solutions
(Exact name of registrant as specified in charter)

615 East Michigan Street

Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Kristina R. Nelson

ETF Series Solutions

615 East Michigan Street

Milwaukee, WI 53202

(Name and address of agent for service)

414-516-1645

Registrant's telephone number, including area code

Date of fiscal year end: April 30

Date of reporting period: April 30, 2024

Item 1. Reports to Stockholders.

(a)

Annual Report

April 30, 2024

Aptus Collared Investment Opportunity ETF

Ticker: ACIO

Aptus Defined Risk ETF

Ticker: DRSK

Aptus Drawdown Managed Equity ETF

Ticker: ADME

Opus Small Cap Value ETF

Ticker: OSCV

Aptus International Enhanced Yield ETF

Ticker: IDUB

Aptus Enhanced Yield ETF

Ticker: JUCY

Aptus Large Cap Enhanced Yield ETF

Ticker: DUBS

Aptus ETFs

Aptus Collared Investment Opportunity ETF

Shareholder Letter
(Unaudited)

Dear ACIO Shareholders,

Thank you for your investment in the Aptus Collared Investment Opportunity ETF, referred to herein as “ACIO” or the “Fund”. The information presented in this letter relates to ACIO’s performance period from May 1, 2023 through April 30, 2024 (the “current fiscal period”).

The Fund is an actively managed exchange-traded fund (“ETF”) that seeks to achieve its investment objective principally by investing in a portfolio of U.S.-listed equity securities of any market capitalization and buying put options or an options collar (i.e., a mix of written (sold) call options and long (bought) put options) on the same underlying equity securities, a U.S. equity ETF, or on an index tracking a portfolio of U.S. equity securities (a “U.S. Equity Index”). The U.S. Equity Index, U.S. equity ETF, and the underlying equity securities may be of any market capitalization. The equity securities and options held by the Fund must be listed on a U.S.- exchange, and the equity securities may include common stocks of U.S. companies, American Depositary Receipts (“ADRs”) (i.e., receipts evidencing ownership of foreign equity securities), and real estate investment trusts (“REITs”). The Fund will typically limit investments in ADRs to approximately 20% of the Fund’s net assets.

We believe that ACIO continues to deliver on its structural mandate – even in a difficult environment, when market breadth was minimal, ACIO was able to utilize the active, non-calendar constrained structure to add alpha relative to the benchmark and peers.

The favorable upside capture was slightly higher than our targeted upside capture of 65-70% over a full market cycle. ACIO demonstrated the added value of its dynamic structure and active execution vs peer strategies.

The last 6 and 9 months have also been excellent environments to highlight the features of the product. The structural advantage of ACIO enabled us to capture substantially more market upside versus peer products as the market provided a strong right tail risk event following a 10% drawdown in October and the “mini” selloffs that took place in Q3’23.

The ability of the management team to have discretion on the short call book execution allowed ACIO to avoid capping out on upside appreciation at suboptimal levels, where most index, passive-driven strategies struggle to keep up. In addition, the drag from hedging was kept to negligible levels due to the “cheaper” cost of protection, as the team ran the collar more efficiently (again resulting in >80% upside capture since 6/30/23 and 9/30/23).

For the current fiscal period, ACIO was up 16.18% at market and up 16.10% at net asset value (“NAV”). Over the same period, the S&P 500® Total Return Index was up 22.66%.

Volatility (as measured by the Cboe Volatility Index or “VIX”) reverted to levels last seen pre-COVID. Markets have exploded higher on the back of a new Fed Liquidity Tool, the promise of Artificial Intelligence, and continued earnings strength amongst corporate America. This had created an environment where hedging was relatively cheap, and volatility compressed.

As this period played out, the team was able to buy cheaper hedges. Given the slight uptick to volatility during the end of the period, ACIO was able to opportunistically defend against downside and demonstrate the effectiveness of the active risk mitigation, despite the fact these sell-offs were still relatively mild.

With ACIO’s active implementation, the portfolio team utilized the opportunity to harvest put profits and purchase equities with the proceeds, without negating downside protection – specifically during the beginning part of April 2024 and the middle part of 2023.

With the lower volatility levels, we either had to collect less premium or set our ceiling at a lower level.

We did a blend of both. Given the concentration of returns, we saw a net detraction from the written calls. We remain active as we continually weigh the pros and cons of covering rallying stocks.

During the fiscal period, the equity portfolio continued to deliver solid results, allowing the winners to run while selling losers quickly (the interval losers list). This structure has been value-additive for the year. Over the last twelve months, the fund added 0.71% basis points (“bps”) of alpha from security selection.

Aptus Collared Investment Opportunity ETF

Shareholder Letter
(Unaudited) (Continued)

The team’s primary directive for the equity portfolio in ACIO remains high correlation with the S&P 500 Index over longer periods of time (0.95-1.00). Delving under the hood of both the Value and Growth baskets (where positions are held at market weight), we continue to see high daily correlation which has been an indicator that we are hitting our mandate on the equity portfolio.

The largest positive equity contributor to return of the Fund for the current fiscal period was NVIDIA Corporation (NVDA) gaining 198.96% and adding 3.96% to the return of ACIO. The second largest contributor was Microsoft Corporation (MSFT), gaining 28.46% and adding 1.96% to the return of ACIO. The third largest contributor was Amazon.com, Inc. (AMZN), gaining 71.48% and adding 1.91% to the return of ACIO.

The largest negative contributor to the return of the Fund for the current fiscal period was a put option position expiring in July 2023 on the S&P 500 Index (SPX), down -54.18% and detracting -0.81% from the return of ACIO. The second largest negative contributor was a put option position expiring in August 2023 on the S&P 500 Index (SPX), down -54.08% and detracting -0.78% from the return of ACIO. The third largest negative contributor was a put option position expiring in April 2024 on the S&P 500 Index (SPX), down -57.58% and detracting -0.62% from the return of ACIO.

We are excited about the opportunity to give our investors access to the Aptus Collared Investment Opportunity ETF. We think it’s possible future returns from a traditional 60/40 portfolio may be well below recent history, at risk of being insufficient to meet the investment needs of today’s retirees. We believe we can help the math with a focus on global dividend growers. With overall valuations high, and growth difficult to project, we place great emphasis on sustainable yield in building return assumptions. The ACIO screening process takes large capitalization U.S.-listed equity securities that a) meet the filter, b) provide diversified exposure, and c) maintain an active options market from which we can sell call options on the individual names along with buying puts on the broad market index to more efficiently collar the equity portfolio. The powerful combination of a high dividend paying basket of large capitalization U.S.-listed equity securities with a collar strategy aims to deliver consistent and repeatable yield and minimal drawdown.

We appreciate your interest in ACIO. If we can elaborate on the underlying Aptus Collared Investment Opportunity strategy, please don’t hesitate to ask as we would love an opportunity to discuss. Thanks again for your interest.

Sincerely,

JD Gardner
Founder and Managing Member
Aptus Capital Advisors, Adviser to the Fund

Aptus Collared Investment Opportunity ETF

Shareholder Letter
(Unaudited) (Continued)

Past performance does not guarantee future performance. Investing involves risk. Principal loss is possible. The Fund’s use of call and put options can lead to losses because of adverse movements in the price or value of the underlying security, which may be magnified by certain features of the options. The Fund’s use of options may reduce the Fund’s ability to profit from increases in the value of the underlying securities. Derivatives, such as the options in which the Fund invests, can be volatile and involve various types and degrees of risks. Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in a derivative could have a substantial impact on the performance of the Fund. The Fund could experience a loss if its derivatives do not perform as anticipated, the derivatives are not correlated with the performance of their underlying security, or if the Fund is unable to purchase or liquidate a position because of an illiquid secondary market. Investments in ETFs are subject to additional risks that do not apply to conventional mutual funds, including the risks that the market price of the shares may trade at a discount to the net asset value (“NAV”), an active secondary trading market may not develop or be maintained, or trading may be halted by the exchange in which they trade, which may impact a fund’s ability to sell its shares.

Call options give the owner the right to buy the underlying security at the specified price within a specific time period. Put options give the owner the right to sell the underlying security at the specified price within a specific time period. A collar is an options strategy constructed by holding shares of the underlying stock while simultaneously buying put options and selling call options against that holding.

Shares of an ETF are bought and sold at market price (rather than NAV) and are not individually redeemed from the fund. Brokerage commissions will reduce returns. Market returns are based on the daily composite close price from all active exchanges at 4:00pm Eastern Time (when NAV is normally determined for most ETFs), and do not represent the returns you would receive if you traded shares at other times.

Must be preceded or accompanied by a prospectus.

Fund holdings and sector allocations are subject to change and are not recommendations to buy or sell any security. Please refer to the schedule of investments in this report for complete holdings information.

Definitions:

A hedge, in finance, is to take an offsetting position in an asset or investment that reduces the price risk of an existing position. A hedge is therefore a trade that is made with the purpose of reducing the risk of adverse price movements in another asset. Normally, a hedge consists of taking the opposite position in a related security or in a derivative security based on the asset to be hedged.

The Cboe Volatility Index (VIX) is a real-time index that represents the market’s expectations for the relative strength of near-term price changes of the S&P 500 Index (SPX). Because it is derived from the prices of SPX index options with near-term expiration dates, it generates a 30-day forward projection of volatility. Volatility, or how fast prices change, is often seen as a way to gauge market sentiment, and in particular the degree of fear among market participants.

S&P 500® Total Return Index - a market capitalization weighted index of the 500 largest U.S. publicly traded companies by market value. The total return index is a type of equity index that tracks both the capital gains of a group of stocks over time, and assumes that any cash distributions, such as dividends, are reinvested back into the index.

Downside protection is meant to aim to provide a safety net if an investment starts to fall in value. Downside protection can be carried out in many ways; most common is to use options or other derivatives to limit possible losses over a period of time.

Alpha is used in finance as a measure of performance, indicating when a strategy, trader, or portfolio manager has managed to beat the market return or other benchmark over some period. Alpha, often considered the active return on an investment, gauges the performance of an investment against a market index or benchmark that is considered to represent the market’s movement as a whole.

A drawdown is a peak-to-trough decline during a specific period for an investment, trading account, or fund. A drawdown measures the historical risk of different investments, compares fund performance, or monitors personal trading performance.

Tail risk is a form of portfolio risk that arises when the possibility that an investment will move more than three standard deviations from the mean is greater than what is shown by a normal distribution.

Basis points, otherwise known as bps or “bips,” are a unit of measure used in finance to describe the percentage change in the value of financial instruments or the rate change in an index or other benchmark. One basis point is equivalent to 0.01%.

Aptus Capital Advisors is the adviser to the Aptus Collared Investment Opportunity ETF, which is distributed by Quasar Distributors, LLC, a wholly owned subsidiary of Foreside Financial Group, LLC (dba ACA Group).

Aptus Defined Risk ETF

Shareholder Letter
(Unaudited)

Dear DRSK Shareholders,

Thank you for your investment in the Aptus Defined Risk ETF, referred to herein as “DRSK” or the “Fund”. The information presented in this letter relates to DRSK’s performance from May 1, 2023 through April 30, 2024 (the “current fiscal period”).

The Fund is an actively managed exchange-traded fund (“ETF”) that seeks to achieve its objective through a hybrid fixed income and equity strategy. The Fund typically invests approximately 75% to 95% of its assets to obtain exposure to investment-grade corporate bonds (the “Fixed Income Strategy”) and invests the remainder of its assets to obtain exposure to U.S. stocks, while limiting downside risk (the “Equity Strategy”).

The structure of DRSK is the reason that the fund outperformed the benchmark, the Bloomberg Barclays US Aggregate Bond Index. The backdrop for the product was favorable, as we experienced one of the lowest correlations between bond and stock markets in the last 5 years. Even in the face of a difficult bond environment, the equity exposure in DRSK drove the majority of the relative outperformance.

Equity dispersion across sectors and intra-sector was high, allowing us to find opportunities that met our internal criteria for reasonable fundamentals and momentum potential while also exhibiting non-correlated index beta. The team actively managed our exposures on these targeted convex opportunities to benefit from both the underlying move of each idiosyncratic stock as well as index exposures, keeping fund volatility balanced.

Not every trade we typically make in the long call option book will pay off due to the randomness of short-term equity market movements, but those that did in the fiscal period have added significant value.

Moving forward, we continue to believe that DRSK offers investors a diversified and differentiated long volatility exposure with bond-like deviation. DRSK offers the opportunity to create better long-term portfolios given the upside potential and correlation benefits it embeds in portfolios.

Over the life of the product, the team has been able to consistently add separation versus our benchmark from both the active management of the intermediate fixed-income portfolio as well as the options overlay.

For the current fiscal period, DRSK was up 3.48% at market and up 3.37% at net asset value (“NAV”). Over the same period, the Bloomberg US Aggregate Bond Index was down -1.47%.

The largest positive contributor to the return of the Fund for the current fiscal period was a call option position expiring in March 2024 on the S&P 500 Index (SPX), gaining 170.26% and adding 1.98% to the return of DRSK. The second largest contributor was a call option position expiring in April 2024 on Merck & Company, Inc. (MRK) gaining 265.51% and adding 1.74% to the return of DRSK. The third largest contributor was a call option position expiring during in March 2024 on the S&P 500 Index (SPX), gaining 84.70% and adding 1.33% to the return of DRSK.

The largest negative contributor to the return of the Fund for the current fiscal period was a call option position expiring in November 2023 on the S&P 500 Index (SPX), down -83.17% and detracting -1.44% from the return of DRSK. The second largest negative contributor was a put option position expiring in July 2023 on the S&P 500 Index (SPX), down -76.58% and detracting -0.67% from the return of DRSK. The third largest negative contributor was a put option position expiring in August 2023 on the S&P 500 Index (SPX), down -69.99% and detracting -0.55% from the return of DRSK.

We are excited about the opportunity to give our investors access to the Aptus Defined Risk ETF. We see income generation as a major issue for investors in a low interest rate environment and extending maturities or accepting poorer credit bring added risk. Our “income plus” approach utilizes call options that allows for significant upside capture in a rising market and defined risk in a declining market. The powerful combination of laddered bonds over a short duration and asymmetric payoff opportunity of the call options aims to give investors expected returns not typically seen in the traditional fixed income space.

Aptus Defined Risk ETF

Shareholder Letter
(Unaudited) (Continued)

We appreciate your interest in DRSK. If we can elaborate on the underlying Aptus Defined Risk strategy, please don’t hesitate to ask as we would love an opportunity to discuss. Thanks again for your interest.

Sincerely,

JD Gardner
Founder and Managing Member
Aptus Capital Advisors, Adviser to the Fund

Aptus Defined Risk ETF

Shareholder Letter
(Unaudited) (Continued)

Past Performance does not guarantee future performance. Investing involves risk. Principal loss is possible. The Fund invests indirectly in fixed income securities through investments in Underlying Bond ETFs, which involve certain risks. Options enable the Fund to purchase exposure that is significantly greater than the premium paid. Consequently, the value of such options can be volatile, and a small investment in options can have a large impact on the performance of the Fund. Because the Fund only purchases options (as opposed to writing/selling options), the Fund’s losses from its exposure to options are limited to the amount of premiums paid.

Shares of an ETF are bought and sold at market price (rather than NAV) and are not individually redeemed from the fund. Brokerage commissions will reduce returns. Market returns are based on the daily composite close price from all active exchanges at 4:00pm Eastern Time (when NAV is normally determined for most ETFs), and do not represent the returns you would receive if you traded shares at other times.

Must be preceded or accompanied by a prospectus.

Fund holdings and sector allocations are subject to change and are not recommendations to buy or sell any security. Please see the Schedule of Investments for a complete list of Fund holdings.

Definitions:

Bloomberg Barclays US Aggregate Bond Index – a flagship measure of global investment grade debt from twenty-four local currency markets. This multi-currency benchmark includes treasury, government related, corporate and securitized fixed-rate bonds from both developed and emerging market issuers. One cannot invest directly in an index.

S&P 500® Total Return Index - a market capitalization weighted index of the 500 largest U.S. publicly traded companies by market value. The total return index is a type of equity index that tracks both the capital gains of a group of stocks over time, and assumes that any cash distributions, such as dividends, are reinvested back into the index.

Beta is a measure of a stock’s volatility in relation to the overall market.

Duration can measure how long it takes, in years, for an investor to be repaid a bond’s price by the bond’s total cash flows. Duration can also measure the sensitivity of a bond’s or fixed income portfolio’s price to changes in interest rates.

Call Option: Call options are financial contracts that give the option buyer the right, but not the obligation, to buy a stock, bond, commodity or other asset or instrument at a specified price within a specific time period.

Put Option: A put option is a contract giving the owner the right, but not the obligation, to sell–or sell short–a specified amount of an underlying security at a pre-determined price within a specified time frame.

Aptus Capital Advisors is the adviser to the Aptus Defined Risk ETF, which is distributed by Quasar Distributors, LLC, a wholly owned subsidiary of Foreside Financial Group, LLC (dba ACA Group).

Aptus Drawdown Managed Equity ETF

Shareholder Letter
(Unaudited)

Dear ADME Shareholders,

Thank you for your investment in the Aptus Drawdown Managed Equity ETF, referred to herein as “ADME” or the “Fund”. The information presented in this letter relates to ADME’s performance from May 1, 2023 through April 30, 2024 (the “current fiscal period”).

The Fund is an actively managed exchange-traded fund (“ETF”) that seeks to achieve its objective principally by investing in a portfolio of U.S.-listed equity securities, while limiting downside risk by purchasing exchange-listed put options on one or more of such equity securities or on broad-based indexes or ETFs that track the performance of the U.S. equity market. Under normal circumstances, at least 80% of the Fund’s net assets (plus borrowings for investment purposes) will be invested in equity securities.

Risk mitigation strategies have been the last thing on investors’ minds over the last twelve months, as the S&P 500 return was +22.66% with minimal drawdowns. While conditions didn’t favor hedging, we believe that ADME still posted digestible returns, especially if viewed from an overall asset allocation perspective.

ADME has two predominant return drivers:

1. The equity book, and

2. The hedges (long volatility tail hedges)

Let’s walk through each factor.

The Equity: The equity portfolio continued to perform well during the last twelve months, outpacing the S&P 500. The repeatable and consistent process, specifically surrounding the sell discipline, has allowed our winners to run, while cutting our losers quickly. The equity basket outperformed the benchmark by 0.49%, returning 23.15%.

Left Tail Exposure: As one would expect during this period, this aspect of the fund has been a drag on performance. The market continues to see above average upside, with historically low volatility levels. This type of market environment is the perfect storm for risk managed strategies.

For the current fiscal period, ADME was up 16.23% at market and up 15.88% at net asset value (“NAV”). Over the same period, the S&P 500® Total Return Index was up 22.66%.

The largest positive equity contributor to the return of the Fund for the current fiscal period was NVIDIA Corporation (NVDA), gaining 198.96% and adding 3.96% to the return of ACIO. The second largest contributor was Microsoft Corporation (MSFT), gaining 28.46% and adding 1.92% to the return of ACIO. The third largest contributor was Amazon.com, Inc. (AMZN), gaining 71.48% and adding 1.90% to the return of ACIO.

The largest negative contributor to the return of the Fund for the current fiscal period was a put option position expiring during October 2023 on the S&P 500 Index (SPX), down -83.15% and detracting -0.84% from the return of ADME. The second largest negative contributor was a put option position expiring during December 2023 on the S&P 500 Index (SPX), down -68.92% and detracting -0.74% from the return of ADME. The third largest negative contributor was a put option position expiring in January 2024 on the S&P 500 Index (SPX), down -84.37% and detracting -0.71% from the return of ADME.

We are excited about the opportunity to give our investors access to the Aptus Drawdown Managed Equity ETF. Historically, a small group of big winners have comprised most of each year’s market gains. Rather than diluting with hundreds of mediocre holdings, we prefer to focus on selection of large, mid, or small-capitalization U.S.-listed names. We build from a Yield + Growth framework, tilting holdings to favor companies with solid fundamentals and reasonable valuations while avoiding those with negative price momentum. We believe there’s an upside to less downside behaviorally and mathematically. Rather than try to time the markets, we actively hedge our holdings in an effort to mitigate downside risk. We build a portfolio that attempts to capture market upside, with a fraction of the downside.

Aptus Drawdown Managed Equity ETF

Shareholder Letter
(Unaudited) (Continued)

We appreciate your interest in ADME. If we can elaborate on the underlying Aptus Drawdown Managed Equity strategy, please don’t hesitate to ask as we would love an opportunity to discuss. Thanks again for your interest.

Sincerely,

JD Gardner
Founder and Managing Member
Aptus Capital Advisors, Adviser to the Fund

Aptus Drawdown Managed Equity ETF

Shareholder Letter
(Unaudited) (Continued)

Past performance does not guarantee future performance. Investing involves risk. Principal loss is possible. The Fund’s use of put options can lead to losses because of adverse movements in the price or value of the underlying security, which may be magnified by certain features of the options. The Fund’s use of options may reduce the Fund’s ability to profit from increases in the value of the underlying securities. Derivatives, such as the options in which the Fund invests, can be volatile and involve various types and degrees of risks. Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in a derivative could have a substantial impact on the performance of the Fund. The Fund could experience a loss if its derivatives do not perform as anticipated, the derivatives are not correlated with the performance of their underlying security, or if the Fund is unable to purchase or liquidate a position because of an illiquid secondary market. Investments in ETFs are subject to additional risks that do not apply to conventional mutual funds, including the risks that the market price of the shares may trade at a discount to the net asset value (“NAV”), an active secondary trading market may not develop or be maintained, or trading may be halted by the exchange in which they trade, which may impact a fund’s ability to sell its shares.

Shares of an ETF are bought and sold at market price (rather than NAV) and are not individually redeemed from the fund. Brokerage commissions will reduce returns. Market returns are based on the daily composite close price from all active changes at 4:00pm Eastern Time (when NAV is normally determined for most ETFs), and do not represent the returns you would receive if you traded shares at other times.

Must be preceded or accompanied by a prospectus.

Fund holdings and sector allocations are subject to change and are not recommendations to buy or sell any security. Please see the Schedule of Investments and Schedule of Written Options for a complete list of Fund holdings.

Definitions:

“Tail risk” or “left-tail risk” refers to an investment’s most extreme downside performance periods. Most notably, these events exceed expectations of frequency, duration, and/or magnitude of losses for which an investor has planned, or for which the investor is being compensated.

A hedge, in finance, is to take an offsetting position in an asset or investment that reduces the price risk of an existing position. A hedge is therefore a trade that is made with the purpose of reducing the risk of adverse price movements in another asset. Normally, a hedge consists of taking the opposite position in a related security or in a derivative security based on the asset to be hedged.

A drawdown is a peak-to-trough decline during a specific period for an investment, trading account, or fund. A drawdown measures the historical risk of different investments, compares fund performance, or monitors personal trading performance.

S&P 500® Total Return Index - a market capitalization weighted index of the 500 largest U.S. publicly traded companies by market value. The total return index is a type of equity index that tracks both the capital gains of a group of stocks over time, and assumes that any cash distributions, such as dividends, are reinvested back into the index.

Aptus Capital Advisors is the adviser to the Aptus Drawdown Managed Equity ETF, which is distributed by Quasar Distributors, LLC, a wholly owned subsidiary of Foreside Financial Group, LLC (dba ACA Group).

Opus Small Cap Value ETF

Shareholder Letter
(Unaudited)

Dear OSCV Shareholders,

Thank you for your investment in the Opus Small Cap Value ETF, referred to herein as “OSCV” or the “Fund”. The information presented in this letter relates to OSCV’s performance from May 1, 2023 through April 30, 2024 (the “current fiscal period”).

The Fund is an actively managed exchange-traded fund (“ETF”) that invests, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of small-capitalization U.S. companies. The Fund defines small capitalization companies as those that, at the time of investment, fall within the lowest 15% of the total U.S. equity market capitalization (excluding, for purposes of this calculation, companies with market capitalizations of less than $10 million), as calculated annually. As of April 30, 2023, there were approximately 4,372 small-capitalization companies, and those companies had market capitalizations ranging up to approximately $12.87 billion. The Fund’s equity securities primarily include common stocks, real estate investment trusts (“REITs”), and American Depositary Receipts (“ADRs”) representing the stock of a foreign company. The Fund will generally limit its investments in ADRs to 20% of its total assets. The Fund may invest in securities offered in an initial public offering (“IPO”) or in companies that have recently completed an IPO.

Small Cap, as an asset class, continued to underperform their large cap brethren during the fiscal period, as the market continued to punish any stocks other than the Magnificent Seven. More simply said, it was either own NVIDIA Corporation or underperform. That said, the gap between small caps and large caps continues to be one of the largest ever.

For the current fiscal period, OSCV was up 11.53% at market and up 11.75% at net asset value (“NAV”). Over the same period, the S&P SmallCap 600 Value Total Return Index was up 6.97%.

This period was a prime example of the consistency of returns that we believe our active ETF provides. During quick, sporadic rallies, we do not expect to perform well, but during quick or prolonged drawdowns or a more rationale market, we believe that the characteristics that our stocks exhibit, can help the strategy outperform over a full market cycle.

The holistic contribution to the fund’s relative outperformance was solely from stock selection, as sector allocation detracted from performance. Many investors may not know that lower quality factors have actually led in the small cap universe, which is very different from what we’ve witnessed in large cap land during the period. Yet, the strategy was still able to uncover stocks that are not followed by Wall Street analysts that contributed to return, even during a period that we believe was not conducive to the fund’s style of investing.

The largest positive equity contributor to the return of the Fund for the current fiscal period was Comfort Systems USA, Inc. (FIX), 110.73% and adding 1.51% to the return of OSCV. The second largest contributor was KB Home (KBH), gaining 49.23% and adding 0.92% to the return of OSCV. The third largest contributor was Owens Corning (OC), gaining 61.13% and adding 0.82%. to the return of OSCV.

The largest detractor to the return of the Fund for the current fiscal period was Forward Air Corporation (FWRD), down -40.20% and detracting -0.72% to the return of OSCV. The second largest detractor was RCI Hospitality Holdings, Inc. (RICK), down -31.74% and detracting -0.42% to the return of OSCV. The third largest detractor was Marriott Vacations Worldwide Corporation (VAC), down -27.38% and detracting -0.41%, from the return of OSCV.

We remain disciplined in our process – we believe that a repeatable process leads to consistent results. We continue to uncover companies that meet our rigorous fundamental criteria for ownership. Lately, we’ve been uncovering more names that have very strong free cash-flow profiles, alongside what we would consider to be high-quality business models that have pricing inelasticity. Over longer periods of time, we believe that our focus on quality will continue to compound shareholder capital.

We are excited about the opportunity to give our investors access to the Opus Small Cap Value ETF. OSCV selects stocks across a variety of sectors and industries by combining factor-based analysis with rigorous fundamental research to identify high-quality, growing companies that are believed to be undervalued. OSCV is focused on three core themes to identify companies: 1. higher quality companies with sound business models, higher returns on equity, strong balance sheets, and shareholder-friendly management. 2. higher growth companies that are well-positioned to grow sales, earnings, cash flows, and dividends. 3. lower valuation companies whose valuations reflect lower price-to-earnings and higher yields than their peers. OSCV generally sells

Opus Small Cap Value ETF

Shareholder Letter
(Unaudited) (Continued)

a stock when the company is no longer believed to be high quality, when its anticipated growth rate has significantly declined, when it is no longer considered undervalued, or when it is no longer considered a small-capitalization company after a significant period of time (e.g., more than one year).

We appreciate your interest in OSCV. If we can elaborate on the underlying Opus Small Cap Value ETF, please don’t hesitate to ask as we would love an opportunity to discuss. Thanks again for your interest.

Sincerely,

JD Gardner
Founder and Managing Member
Aptus Capital Advisors, Adviser to the Fund

Opus Small Cap Value ETF

Shareholder Letter
(Unaudited) (Continued)

Past performance does not guarantee future performance. Investing involves risk. Principal loss is possible. The Fund invests in the securities of small-capitalization companies. As a result, the Fund may be more volatile than funds that invest in larger, more established companies. The securities of small capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than larger capitalization stocks or the stock market as a whole. Small capitalization companies may be particularly sensitive to changes in interest rates, government regulation, borrowing costs and earnings. The value investing style may over time go in and out of favor. At times when the value investing style is out of favor, the Fund may underperform other funds that use different investing styles. Investments in ETFs are subject to additional risks that do not apply to conventional mutual funds, including the risks that the market price of the shares may trade at a discount to the net asset value (“NAV”), an active secondary trading market may not develop or be maintained, or trading may be halted by the exchange in which they trade, which may impact a fund’s ability to sell its shares.

Investing involves risk. Principal loss is possible. Shares of an ETF are bought and sold at market price (rather than NAV) and are not individually redeemed from the fund. Brokerage commissions will reduce returns. Market returns are based on the daily composite close price from all active exchanges at 4:00pm Eastern Time (when NAV is normally determined for most ETFs), and do not represent the returns you would receive if you traded shares at other times.

Must be preceded or accompanied by a prospectus.

Fund holdings and sector allocations are subject to change and are not recommendations to buy or sell any security. Please see the Schedule of Investments for a complete list of Fund holdings.

Definitions:

The Magnificent Seven refers to Apple, Amazon, Alphabet, Nvidia, Meta, Microsoft and Tesla companies.

The S&P SmallCap 600 Value Total Return Index is a stock market index established by S&P Global Ratings. It covers roughly the small-cap range of American stocks, using a capitalization-weighted index. To be included in the index, a stock must have a total market capitalization that ranges from $1 billion to $6.7 billion.

A drawdown is a peak-to-trough decline during a specific period for an investment, trading account, or fund. A drawdown measures the historical risk of different investments, compares fund performance, or monitors personal trading performance. It is usually quoted as the percentage between the peak and the subsequent trough. If a trading account has $10,000 in it, and the funds drop to $9,000 before moving back above $10,000, then the trading account witnessed a 10% drawdown.

Aptus Capital Advisors is the adviser to the Opus Small Cap Value ETF, which is distributed by Quasar Distributors, LLC, a wholly owned subsidiary of Foreside Financial Group, LLC (dba ACA Group).

Aptus International Enhanced Yield ETF

Shareholder Letter
(Unaudited)

Dear IDUB Shareholders,

Thank you for your investment in the Aptus International Enhanced Yield ETF, referred to herein as “IDUB” or the “Fund”. The information presented in this letter relates to IDUB’s performance period from May 1, 2023 through April 30, 2024 (the “current fiscal period”).

The Fund is an actively managed exchange-traded fund (“ETF”) that seeks to achieve its objective through a hybrid equity and equity linked note (“ELN”) strategy. The Fund invests primarily in a portfolio of other ETFs that invest in equity securities of non-U.S. (international) companies in developed and emerging markets throughout the world (the “Equity Strategy”) and invests the remainder of its assets in ELNs to generate income (the “ELN Strategy”).

The quarterly losing streak for international stocks continued relative to domestic U.S. stocks and was even more pronounced over the fiscal period. International stocks have not experienced the exuberance witnessed in domestic equities, as the former tends to have less exposure to the artificial intelligence narrative. International stocks tend to be more concentrated in Financials and service companies, instead of technological companies.

Volatility remained muted for the recent quarter, which is synonymous for the entire fiscal period. Our proxy for volatility on EFA, the CBOE EFA ETF Volatility Index (“VXEFA”), had a peak of that was well below long-term averages during the period. With this, the strategy underperformed the benchmark, as the ELN’s drove all of the fund’s relative underperformance.

For the current fiscal period, IDUB was up 6.41% at market and up 6.20% at net asset value (“NAV”). Over the same period, the MSCI All Cap World Index ex USA Net (USD) was up 9.32%.

The largest positive equity contributor to the return of the Fund for the current fiscal period was the was the iShares Core MSCI International Developed Markets ETF (IDEV), gaining 8.00% and adding 5.38% to the return of IDUB. The second largest contributor was the Vanguard Emerging Markets Stock Index Fund (VWO), gaining 10.17% and adding 3.21% to the return of IDUB. The third largest contributor was the iShares MSCI EAFE ETF Equity Linked Note maturing in February 2024, gaining 4.24% and adding 0.15% to the return of IDUB.

The largest negative contributor to the return of the Fund for the current fiscal period was the iShares MSCI EAFE ETF Equity Linked Note maturing in November 2023, down -0.13% and detracting 0.-46% from the return of IDUB. The second largest negative contributor was the iShares MSCI EAFE ETF Equity Linked Note maturing in November 2023, down -0.09% and detracting -0.30% from the return of IDUB. The third largest negative contributor was the iShares MSCI EAFE ETF Equity Linked Note maturing in March 2024, down -0.07% and detracting -0.25% from the return of IDUB.

We are excited about the opportunity to give our investors access to Aptus International Enhanced Yield ETF. We believe, IDUB is able to capture the upside potential of investing in an All Cap World Index ex-U.S., but with structurally less downside potential. Using cost efficient and liquid passive index ETF’s, we believe Aptus has created a portfolio intended to look very much like All Cap World Index (ACWX) on the way up but offer enhanced income and notionally hedged protection on the way down though an options overlay. We believe there is upside in capturing less downside, both behaviorally and mathematically. Rather than try to time the markets, we actively hedge our holdings in an effort to mitigate downside risk. We believe IDUB provides a solution to every Investor’s foreign equity exposure that helps provide income and mitigate geopolitical economic risks in an ever-growing divide between Developed and Emerging markets.

We appreciate your interest in IDUB. If we can elaborate on the underlying Aptus International Enhanced Yield strategy, please don’t hesitate to ask as we would love an opportunity to discuss. Thanks again for your interest.

Sincerely,

JD Gardner
Founder and Managing Member
Aptus Capital Advisors, Adviser to the Fund

Aptus International Enhanced Yield ETF

Shareholder Letter
(Unaudited) (Continued)

Past performance does not guarantee future performance. Investing involves risk. Principal loss is possible. The Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than diversified funds. Therefore, the Fund is more exposed to individual stock or ETF volatility than diversified funds. The Fund’s use of call and put options can lead to losses because of adverse movements in the price or value of the underlying security, which may be magnified by certain features of the options. The Fund’s use of options may reduce the Fund’s ability to profit from increases in the value of the underlying securities. Derivatives, such as the options in which the Fund invests, can be volatile and involve various types and degrees of risks. Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in a derivative could have a substantial impact on the performance of the Fund. The Fund could experience a loss if its derivatives do not perform as anticipated, the derivatives are not correlated with the performance of their underlying security, or if the Fund is unable to purchase or liquidate a position because of an illiquid secondary market. Investments in ETFs are subject to additional risks that do not apply to conventional mutual funds, including the risks that the market price of the shares may trade at a discount to the net asset value (“NAV”), an active secondary trading market may not develop or be maintained, or trading may be halted by the exchange in which they trade, which may impact a fund’s ability to sell its shares.

Call options give the owner the right to buy the underlying security at the specified price within a specific time period. Put options give the owner the right to sell the underlying security at the specified price within a specific time period. A collar is an options strategy constructed by holding shares of the underlying stock while simultaneously buying put options and selling call options against that holding.

Shares of an ETF are bought and sold at market price (rather than NAV) and are not individually redeemed from the fund. Brokerage commissions will reduce returns. Market returns are based on the daily composite close price from all active changes at 4:00pm Eastern Time (when NAV is normally determined for most ETFs), and do not represent the returns you would receive if you traded shares at other times.

Must be preceded or accompanied by a prospectus.

Fund holdings and sector allocations are subject to change and are not recommendations to buy or sell any security. Please refer to the schedule of investments in this report for complete holdings information.

Definitions:

The Cboe EFA ETF Volatility Index (VXEFA) is a VIX®-style estimate of the expected 30-day volatility of returns on the iShares MSCI EAFE, an exchange traded product (ETP) that offers exposure to developed-market stocks in Europe, Australia, Asia and the Far East.

MSCI All Cap World Index ex USA Net (USD) - captures large and mid-cap representation across 22 of 23 Developed Markets (DM) countries (excluding the US) and 27 Emerging Markets (EM) countries. With 2,350 constituents, the index covers approximately 85% of the global equity opportunity set outside the U.S.

Aptus Capital Advisors is the adviser to the Aptus International Enhanced Yield ETF, which is distributed by Quasar Distributors, LLC, a wholly owned subsidiary of Foreside Financial Group, LLC (dba ACA Group).

Aptus Enhanced Yield ETF

Shareholder Letter
(Unaudited)

Dear JUCY Shareholders,

Thank you for your investment in the Aptus Enhanced Yield ETF, referred to herein as “JUCY” or the “Fund”. The information presented in this letter relates to JUCY’s performance period from May 1, 2023 through April 30, 2024 (the “current fiscal period”).

The Fund is an actively managed exchange-traded fund (“ETF”) that seeks to achieve its investment objectives through a hybrid fixed income and equity-linked note strategy. The Fund invests primarily in U.S. Treasury Bills, U.S. Treasury Notes, and the securities of U.S. government-sponsored entities (“GSEs”) (the “Fixed Income Strategy”) and invests the remainder of its assets in Equity-Linked Notes (“ELNs”) (the “ELN Strategy”).

The fiscal period has witnessed interest rates rise across the board. These rises coincided with market’s new focus on the “higher for longer” narrative, as the Fed continues to communicate that their fight with inflation is still ongoing, and they’re prepared to do what they must to squash it from its current elevated levels. It feels as if the market is now enduring the latter part of the saying – “for longer”.

Volatility markets remained relatively muted during the period. Using the CBOE Volatility Index (VIX) as a proxy, we saw it hit its period high at just above 20 (hit this threshold twice) and ended the quarter, well below its historical average. VIX ended the quarter just north of 15. The 20-year average is 19.18.

The Aptus Enhanced Yield ETF (JUCY) returned 1.57% at market and 1.44% at NAV, in-line with the benchmark ICE U.S. Treasury 1-3 Year Bond Total Return Index’s return of 2.26%. Given the muted volatility environment and a market that could only go higher, the fund underperformed its benchmark. Though, given what we believe is the worst market environment for the strategy, we are proud that the structure of the fund led the strategy to have a positive absolute return.

The fixed income portfolio benefited from a lower duration profile relative to the benchmark and contributed to the total return during the period. The options overlay also contributed to the total return, though was the leading factor to underperforming the benchmark. We believe in the structure of the strategy and will continue to seek an attractive level of income combined with capital preservation.

The largest positive contributor to the return of the Fund for the current fiscal period was a U.S. Treasury Note maturing on January 2024, gaining 3.63% and adding 1.12 % to the return of JUCY. The second largest contributor was a U.S. Treasury Note maturing on April 2024, gaining 4.28% and adding 0.60% to the return of JUCY. The third largest contributor was a U.S. Treasury Note maturing on June 2024, gaining 4.56% and adding 0.56% to the return of JUCY.

The largest negative contributor to the return of the Fund for the current fiscal period was a S&P 500 Index Equity Linked Note maturing in November 2023, down -11.24% and detracting -0.38% from the return of JUCY. The second largest negative contributor was a S&P 500 Index Equity Linked Note maturing in February 2024, down -9.57% and detracting -0.34% from the return of JUCY. The third largest negative contributor was an U.S. Treasury Note maturing on July 2028, down -1.85% and detracting -0.30% from the return of JUCY.

We are excited about the opportunity to give our investors access to Aptus Enhanced Yield ETF. JUCY provides investors an actively managed strategy that seeks attractive income with capital preservation. The strategy typically invests in a portfolio of lower-duration US Treasuries and Agency Securities to provide stability and income. It then seeks to enhance the portfolio’s yield by using an option overlay to provide more distributable income.

We appreciate your interest in JUCY. If we can elaborate on the underlying Aptus Enhanced Yield strategy, please don’t hesitate to ask as we would love an opportunity to discuss. Thanks again for your interest.

Sincerely,

JD Gardner
Founder and Managing Member
Aptus Capital Advisors, Adviser to the Fund

Aptus Enhanced Yield ETF

Shareholder Letter
(Unaudited) (Continued)

Past performance does not guarantee future performance. Investing involves risk. Principal loss is possible. The Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than diversified funds. Therefore, the Fund is more exposed to individual stock or ETF volatility than diversified funds. The Fund’s use of call and put options can lead to losses because of adverse movements in the price or value of the underlying security, which may be magnified by certain features of the options. The Fund’s use of options may reduce the Fund’s ability to profit from increases in the value of the underlying securities. Derivatives, such as the options in which the Fund invests, can be volatile and involve various types and degrees of risks. Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in a derivative could have a substantial impact on the performance of the Fund. The Fund could experience a loss if its derivatives do not perform as anticipated, the derivatives are not correlated with the performance of their underlying security, or if the Fund is unable to purchase or liquidate a position because of an illiquid secondary market. Investments in ETFs are subject to additional risks that do not apply to conventional mutual funds, including the risks that the market price of the shares may trade at a discount to the net asset value (“NAV”), an active secondary trading market may not develop or be maintained, or trading may be halted by the exchange in which they trade, which may impact a fund’s ability to sell its shares.

Call options give the owner the right to buy the underlying security at the specified price within a specific time period. Put options give the owner the right to sell the underlying security at the specified price within a specific time period. A collar is an options strategy constructed by holding shares of the underlying stock while simultaneously buying put options and selling call options against that holding.

Shares of an ETF are bought and sold at market price (rather than NAV) and are not individually redeemed from the fund. Brokerage commissions will reduce returns. Market returns are based on the daily composite close price from all active changes at 4:00pm Eastern Time (when NAV is normally determined for most ETFs), and do not represent the returns you would receive if you traded shares at other times.

Must be preceded or accompanied by a prospectus.

Fund holdings and sector allocations are subject to change and are not recommendations to buy or sell any security. Please refer to the schedule of investments in this report for complete holdings information.

Definitions:

The Cboe Volatility Index (VIX) is a real-time index that represents the market’s expectations for the relative strength of near-term price changes of the S&P 500 Index (SPX). Because it is derived from the prices of SPX index options with near-term expiration dates, it generates a 30-day forward projection of volatility.

ICE U.S. Treasury 1-3 Year Bond Total Return Index is market value weighted and is designed to measure the performance of U.S. dollar-denominated, fixed rate securities with minimum term to maturity greater than one year and less than or equal to three years.

Duration can measure how long it takes, in years, for an investor to be repaid a bond’s price by the bond’s total cash flows. Duration can also measure the sensitivity of a bond’s or fixed income portfolio’s price to changes in interest rates.

Aptus Capital Advisors is the adviser to the Aptus Enhanced Yield ETF, which is distributed by Quasar Distributors, LLC, a wholly owned subsidiary of Foreside Financial Group, LLC (dba ACA Group).

Aptus Large Cap Enhanced Yield ETF

Shareholder Letter
(Unaudited)

Dear DUBS Shareholders,

Thank you for your investment in the Aptus Large Cap Enhanced Yield ETF, referred to herein as “DUBS” or the “Fund”. DUBS launched during the annual reporting period, on June 13, 2023, and operated through April 30, 2024 (the “current fiscal period”).

The Fund is an actively managed exchange-traded fund (“ETF”) that seeks to achieve its investment objective through a hybrid equity and equity-linked note (“ELN”) strategy. The Fund invests primarily in U.S.-listed large cap equity securities (the “Equity Strategy”) and invests the remainder of its assets in ELNs to generate income (the “ELN Strategy”). The Fund considers a large cap company to be one with a market capitalization that, at the time of purchase, is within the capitalization range of the S&P 500 Index. As of May 31, 2023, the market capitalization range represented by companies in the S&P 500 Index was approximately $1.88 billion to $2.80 trillion.

The Fund is comprised of two different segments: 1) a basket of large cap stocks within the capitalization range of the S&P 500 Index, and 2) an option overlay strategy that aims to produce a yield that is double the S&P 500.

Regarding this first part of the Fund, the stocks did exactly what they were supposed to, which is correlate to the S&P 500. The second aspect, the utilization of the ELNs, detracted from performance relative to the benchmark, as the market witnessed a fitful rally during the period, driven by the largest stocks in the world. The ELNs underperformed, as volatility levels remained well below historical averages.

For the current fiscal period, DUBS was up 14.76% at market and up 14.63% at net asset value (“NAV”). Over the same period, the S&P 500® Total Return Index was up 16.78%.

The largest positive equity contributor to the return of the Fund for the current fiscal period was NVIDIA Corporation (NVDA), gaining 100.99% and adding 2.93% to the return of DUBS. The second largest contributor was Amazon.com, Inc. (AMZN), gaining 38.43% and adding 1.25% to the return of DUBS. The third largest contributor was Microsoft Corporation (MSFT), gaining 16.10% and adding 1.24% to the return of DUBS.

The largest negative equity contributor to the return of the Fund for the current fiscal period was Tesla, Inc. (TSLA) down -28.80% and detracting -0.48% from the return of DUBS. The second largest negative contributor was Apple, Inc. (AAPL), down -7.04% and detracting -0.42% from the return of DUBS. The third largest negative contributor was a S&P 500 Index Equity Linked Note maturing in November 2023, down -12.88% and detracting -0.43% from the return of DUBS.

We are excited about the opportunity to give our investors access to Aptus Large Cap Enhanced Yield ETF. DUBS provides investors an actively managed strategy that seeks attractive income with capital preservation. The strategy typically invests in a portfolio of stocks that, as a whole, correlate to the S&P 500, i.e., not taking on any stylistic risk. It then seeks to enhance the portfolio’s yield by using an option overlay to provide more distributable income.

We appreciate your interest in DUBS. If we can elaborate on the underlying Aptus Large Cap Enhanced Yield strategy, please don’t hesitate to ask as we would love an opportunity to discuss. Thanks again for your interest.

Sincerely,

JD Gardner
Founder and Managing Member
Aptus Capital Advisors, Adviser to the Fund

Aptus Large Cap Enhanced Yield ETF

Shareholder Letter
(Unaudited) (Continued)

Past performance does not guarantee future performance. Investing involves risk. Principal loss is possible. The Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than diversified funds. Therefore, the Fund is more exposed to individual stock or ETF volatility than diversified funds. The Fund’s use of call and put options can lead to losses because of adverse movements in the price or value of the underlying security, which may be magnified by certain features of the options. The Fund’s use of options may reduce the Fund’s ability to profit from increases in the value of the underlying securities. Derivatives, such as the options in which the Fund invests, can be volatile and involve various types and degrees of risks. Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in a derivative could have a substantial impact on the performance of the Fund. The Fund could experience a loss if its derivatives do not perform as anticipated, the derivatives are not correlated with the performance of their underlying security, or if the Fund is unable to purchase or liquidate a position because of an illiquid secondary market. Investments in ETFs are subject to additional risks that do not apply to conventional mutual funds, including the risks that the market price of the shares may trade at a discount to the net asset value (“NAV”), an active secondary trading market may not develop or be maintained, or trading may be halted by the exchange in which they trade, which may impact a fund’s ability to sell its shares.

Call options give the owner the right to buy the underlying security at the specified price within a specific time period. Put options give the owner the right to sell the underlying security at the specified price within a specific time period. A collar is an options strategy constructed by holding shares of the underlying stock while simultaneously buying put options and selling call options against that holding.

Shares of an ETF are bought and sold at market price (rather than NAV) and are not individually redeemed from the fund. Brokerage commissions will reduce returns. Market returns are based on the daily composite close price from all active changes at 4:00pm Eastern Time (when NAV is normally determined for most ETFs), and do not represent the returns you would receive if you traded shares at other times.

Must be preceded or accompanied by a prospectus.

Fund holdings and sector allocations are subject to change and are not recommendations to buy or sell any security. Please refer to the schedule of investments in this report for complete holdings information.

Definitions:

S&P 500® Total Return Index - a market capitalization weighted index of the 500 largest U.S. publicly traded companies by market value. The total return index is a type of equity index that tracks both the capital gains of a group of stocks over time, and assumes that any cash distributions, such as dividends, are reinvested back into the index.

Aptus Capital Advisors is the adviser to the Aptus Large Cap Enhanced Yield ETF, which is distributed by Quasar Distributors, LLC, a wholly owned subsidiary of Foreside Financial Group, LLC (dba ACA Group).

Aptus Collared Investment Opportunity ETF

Performance Summary
(Unaudited)

Growth of $10,000

$20,000
$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
7/9/19
10/31/19
4/30/20
10/31/20
4/30/21
10/31/21
4/30/22
10/31/22
4/30/23
10/31/23
4/30/24
$18,288
$14,778
$14,769
Aptus Collared Investment Opportunity ETF – NAV
Aptus Collared Investment Opportunity ETF – Market
S&P 500® Index

Average Annual Returns April 30, 2024	One Year	Three Years	Since Inception (7/9/2019)
Aptus Collared Investment Opportunity ETF — NAV	16.10%	6.60%	8.44%
Aptus Collared Investment Opportunity ETF — Market	16.18%	6.59%	8.46%
S&P 500® Index	22.66%	8.06%	13.37%

This chart illustrates the performance of a hypothetical $10,000 investment made on July 9, 2019 and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The chart assumes reinvestment of capital gains and dividends.

The total operating expenses as stated in the fee table to the Fund’s prospectus dated August 31, 2023, is 0.79%. The performance data represents past performance & does not guarantee future results. Investment return & principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost when sold or redeemed. Current performance may be higher or lower than the performance quoted. Returns for periods greater than one year are annualized. Short term performance in particular is not a good indication of the fund’s future performance and an investment should not be made based solely on returns. For performance data current to the most recent month end, please call (251) 517-7198, or visit www.aptusetfs.com.

Shares of any ETF are bought and sold at Market Price (not NAV) and are not individually redeemed from the fund. Brokerage commissions will reduce returns. Market returns are based upon the midpoint of the bid/ask spread at 4:00pm Eastern Time (when NAV is normally determined for most ETFs), and do not represent the returns you would receive if you traded shares at other times.

Aptus Defined Risk ETF

Performance Summary
(Unaudited)

Growth of $10,000

$14,000
$13,000
$12,000
$11,000
$10,000
$9,000
8/7/18
10/31/18
4/30/19
10/31/19
4/30/20
10/31/20
4/30/21
10/31/21
4/30/22
10/31/22
4/30/23
10/31/23
4/30/24
$12,536
$12,524
$10,382
Aptus Defined Risk ETF — NAV
Aptus Defined Risk ETF — Market
Bloomberg US Aggregate Bond Index

Average Annual Returns April 30, 2024	One Year	Three Years	Five Years	Since Inception (8/7/2018)
Aptus Defined Risk ETF — NAV	3.37%	-1.65%	2.77%	4.01%
Aptus Defined Risk ETF — Market	3.48%	-1.63%	2.79%	4.02%
Bloomberg US Aggregate Bond Index	-1.47%	-3.54%	-0.16%	0.66%

This chart illustrates the performance of a hypothetical $10,000 investment made on August 7, 2018 and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The chart assumes reinvestment of capital gains and dividends.

The total operating expenses as stated in the fee table to the Fund’s prospectus dated August 31, 2023, is 0.78%. The performance data represents past performance & does not guarantee future results. Investment return & principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost when sold or redeemed. Current performance may be higher or lower than the performance quoted. Returns for periods greater than one year are annualized. Short term performance in particular is not a good indication of the fund’s future performance and an investment should not be made based solely on returns. For performance data current to the most recent month end, please call (251) 517-7198, or visit www.aptusetfs.com.

Shares of any ETF are bought and sold at Market Price (not NAV) and are not individually redeemed from the fund. Brokerage commissions will reduce returns. Market returns are based upon the midpoint of the bid/ask spread at 4:00pm Eastern Time (when NAV is normally determined for most ETFs), and do not represent the returns you would receive if you traded shares at other times.

Aptus Drawdown Managed Equity ETF

Performance Summary
(Unaudited)

Growth of $10,000

$30,000
$28,000
$26,000
$24,000
$22,000
$20,000
$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
6/8/16
10/31/16
4/30/17
10/31/17
4/30/18
10/31/18
4/30/19
10/31/19
4/30/20
10/31/20
4/30/21
10/31/21
4/30/22
10/31/22
4/30/23
10/31/23
4/30/24
$27,366
$16,993
$16,963
Aptus Drawdown Managed Equity ETF — NAV
Aptus Drawdown Managed Equity ETF — Market
S&P 500® Index

Average Annual Returns April 30, 2024	One Year	Three Years	Five Years	Since Inception (6/8/2016)
Aptus Drawdown Managed Equity ETF — NAV	15.88%	2.02%	6.90%	6.92%
Aptus Drawdown Managed Equity ETF — Market	16.23%	2.07%	6.94%	6.95%
S&P 500® Index	22.66%	8.06%	13.19%	13.60%

This chart illustrates the performance of a hypothetical $10,000 investment made on June 8, 2016 and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The chart assumes reinvestment of capital gains and dividends.

The total operating expenses as stated in the fee table to the Fund’s prospectus dated August 31, 2023, is 0.79%. The performance data represents past performance & does not guarantee future results. Investment return & principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost when sold or redeemed. Current performance may be higher or lower than the performance quoted. Returns for periods greater than one year are annualized. Short term performance in particular is not a good indication of the fund’s future performance and an investment should not be made based solely on returns. For performance data current to the most recent month end, please call (251) 517-7198, or visit www.aptusetfs.com.

Shares of any ETF are bought and sold at Market Price (not NAV) and are not individually redeemed from the fund. Brokerage commissions will reduce returns. Market returns are based upon the midpoint of the bid/ask spread at 4:00pm Eastern Time (when NAV is normally determined for most ETFs), and do not represent the returns you would receive if you traded shares at other times.

Opus Small Cap Value ETF

Performance Summary
(Unaudited)

Growth of $10,000

$16,000
$14,000
$12,000
$10,000
$8,000
$6,000
7/17/18
10/31/18
4/30/19
10/31/19
4/30/20
10/31/20
4/30/21
10/31/21
4/30/22
10/31/22
4/30/23
10/31/23
4/30/24
$14,764
$14,752
$12,766
Opus Small Cap Value ETF — NAV
Opus Small Cap Value ETF — Market
S&P SmallCap 600 Value Total Return Index

Average Annual Returns April 30, 2024	One Year	Three Years	Five Years	Since Inception (7/17/2018)
Opus Small Cap Value ETF — NAV	11.75%	2.15%	7.80%	6.95%
Opus Small Cap Value ETF — Market	11.53%	2.25%	7.80%	6.97%
S&P SmallCap 600 Value Total Return Index	6.97%	-0.36%	6.40%	4.31%

This chart illustrates the performance of a hypothetical $10,000 investment made on July 17, 2018 and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The chart assumes reinvestment of capital gains and dividends.

The total operating expenses as stated in the fee table to the Fund’s prospectus dated August 31, 2023 is 0.79%. The performance data represents past performance & does not guarantee future results. Investment return & principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost when sold or redeemed. Current performance may be higher or lower than the performance quoted. Returns for periods greater than one year are annualized. Short term performance in particular is not a good indication of the fund’s future performance and an investment should not be made based solely on returns. For performance data current to the most recent month end, please call (251) 517-7198, or visit www.opusetfs.com.

Shares of any ETF are bought and sold at Market Price (not NAV) and are not individually redeemed from the fund. Brokerage commissions will reduce returns. Market returns are based upon the midpoint of the bid/ask spread at 4:00pm Eastern Time (when NAV is normally determined for most ETFs), and do not represent the returns you would receive if you traded shares at other times.

Aptus International Enhanced Yield ETF

Performance Summary
(Unaudited)

Growth of $10,000

$12,000
$10,000
$8,000
$6,000
7/22/21
7/30/21
10/31/21
1/31/22
4/30/22
7/30/22
10/31/22
1/31/23
4/30/23
7/30/23
10/31/23
1/31/24
3/31/24
$10,173
$9,034
$9,026
Aptus International Enhanced Yield ETF — NAV
Aptus International Enhanced Yield ETF — Market
MSCI All Cap World Index ex USA Net

Average Annual Returns April 30, 2024	One Year	Since Inception (7/22/2021)
Aptus International Enhanced Yield ETF — NAV	6.20%	-4.28%
Aptus International Enhanced Yield ETF — Market	6.41%	-4.23%
MSCI All Cap World Index ex USA Net	9.32%	-0.04%

This chart illustrates the performance of a hypothetical $10,000 investment made on July 22, 2021 and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The chart assumes reinvestment of capital gains and dividends.

The total operating expenses as stated in the fee table to the Fund’s prospectus dated August 31, 2023 is 0.45%. The performance data represents past performance & does not guarantee future results. Investment return & principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost when sold or redeemed. Current performance may be higher or lower than the performance quoted. Returns for periods greater than one year are annualized. Short term performance in particular is not a good indication of the fund’s future performance and an investment should not be made based solely on returns. For performance data current to the most recent month end, please call (251) 517-7198, or visit www.aptusetfs.com.

Shares of any ETF are bought and sold at Market Price (not NAV) and are not individually redeemed from the fund. Brokerage commissions will reduce returns. Market returns are based upon the midpoint of the bid/ask spread at 4:00pm Eastern Time (when NAV is normally determined for most ETFs), and do not represent the returns you would receive if you traded shares at other times.

Aptus Enhanced Yield ETF

Performance Summary
(Unaudited)

Growth of $10,000

$11,000
$10,000
$9,000
$10,504
$10,461
$10,447
10/31/22
1/31/23
4/30/23
7/30/23
10/31/23
1/31/24
4/30/24
Aptus Enhanced Yield ETF — NAV
Aptus Enhanced Yield ETF — Market
ICE U.S. Treasury 1-3 Year Bond Total Return Index

Average Annual Returns April 30, 2024	One Year	Since Inception (10/31/2022)
Aptus Enhanced Yield ETF — NAV	1.44%	2.97%
Aptus Enhanced Yield ETF — Market	1.57%	3.06%
ICE U.S. Treasury 1-3 Year Bond Total Return Index	2.26%	3.34%

This chart illustrates the performance of a hypothetical $10,000 investment made on October 31, 2022 and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The chart assumes reinvestment of capital gains and dividends.

The total operating expenses as stated in the fee table to the Fund’s prospectus dated August 31, 2023, is 0.60%. The performance data represents past performance & does not guarantee future results. Investment return & principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost when sold or redeemed. Current performance may be higher or lower than the performance quoted. Returns for periods greater than one year are annualized. Short term performance in particular is not a good indication of the fund’s future performance and an investment should not be made based solely on returns. For performance data current to the most recent month end, please call (251) 517-7198, or visit www.aptusetfs.com.

Shares of any ETF are bought and sold at Market Price (not NAV) and are not individually redeemed from the fund. Brokerage commissions will reduce returns. Market returns are based upon the midpoint of the bid/ask spread at 4:00pm Eastern Time (when NAV is normally determined for most ETFs), and do not represent the returns you would receive if you traded shares at other times.

Aptus Large Cap Enhanced Yield ETF

Performance Summary
(Unaudited)

Growth of $10,000

$13,000
$12,000
$11,000
$10,000
$9,000
6/13/23
7/31/23
10/31/23
1/31/24
4/30/24
$11,678
$11,476
$11,463
Aptus Large Cap Enhanced Yield ETF — NAV
Aptus Large Cap Enhanced Yield ETF — Market
S&P 500® Index

Cumulative Returns April 30, 2024	Since Inception (6/13/2023)
Aptus Large Cap Enhanced Yield ETF — NAV	14.63%
Aptus Large Cap Enhanced Yield ETF — Market	14.76%
S&P 500® Index	16.78%

This chart illustrates the performance of a hypothetical $10,000 investment made on June 13, 2023 and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The chart assumes reinvestment of capital gains and dividends.

The total operating expenses as stated in the fee table to the Fund’s prospectus dated June 10, 2023 is 0.39%. The performance data represents past performance & does not guarantee future results. Investment return & principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost when sold or redeemed. Current performance may be higher or lower than the performance quoted. Returns for periods greater than one year are annualized. Short term performance in particular is not a good indication of the fund’s future performance and an investment should not be made based solely on returns. For performance data current to the most recent month end, please call (251) 517-7198, or visit www.aptusetfs.com.

Shares of any ETF are bought and sold at Market Price (not NAV) and are not individually redeemed from the fund. Brokerage commissions will reduce returns. Market returns are based upon the midpoint of the bid/ask spread at 4:00pm Eastern Time (when NAV is normally determined for most ETFs), and do not represent the returns you would receive if you traded shares at other times.

Aptus ETFs

Portfolio Allocations

As of April 30, 2024 (Unaudited)

Aptus Collared Investment Opportunity ETF

Sector	Percentage of Net Assets
Technology (a)	28.9%
Consumer, Non-cyclical	17.4
Financial	14.1
Communications	13.2
Consumer, Cyclical	8.4
Industrial	7.6
Energy	4.2
Basic Materials	2.3
Utilities	2.3
Purchased Options	0.8
Other Assets in Excess of Liabilities	0.5
Short-Term Investments	0.3
Total	100.0%

(a)

To the extent that the Fund invests more heavily in a particular industry or sector of the economy, its performance will be especially sensitive to developments that significantly affect those industries or sectors. See Note 9 in Notes to Financial Statements.

Aptus Defined Risk ETF

Asset Type	Percentage of Net Assets
Exchange Traded Funds	93.6%
Purchased Options	3.2
Other Assets in Excess of Liabilities	1.9
Short-Term Investments	1.3
Total	100.0%

Aptus Drawdown Managed Equity ETF

Sector	Percentage of Net Assets
Technology (a)	29.1%
Consumer, Non-cyclical	17.6
Financial	14.2
Communications	13.3
Consumer, Cyclical	8.4
Industrial	7.6
Energy	4.2
Basic Materials	2.4
Utilities	2.3
Purchased Options	0.6
Short-Term Investments	0.4
Liabilities in Excess of Other Assets	(0.1)
Total	100.0%

(a)

To the extent that the Fund invests more heavily in a particular industry or sector of the economy, its performance will be especially sensitive to developments that significantly affect those industries or sectors. See Note 9 in Notes to Financial Statements.

Aptus ETFs

Portfolio Allocations

As of April 30, 2024 (Unaudited) (Continued)

Opus Small Cap Value ETF

Sector	Percentage of Net Assets
Financial (a)	25.2%
Industrial	20.2
Consumer, Non-cyclical	16.4
Consumer, Cyclical	15.6
Energy	11.8
Utilities	3.9
Short-Term Investments	3.1
Basic Materials	2.4
Technology	2.2
Communications	0.3
Liabilities in Excess of Other Assets	(1.1)
Total	100.0%

(a)

To the extent that the Fund invests more heavily in a particular industry or sector of the economy, its performance will be especially sensitive to developments that significantly affect those industries or sectors. See Note 9 in Notes to Financial Statements.

Aptus International Enhanced Yield ETF

Asset Type	Percentage of Net Assets
Exchange Traded Funds	85.5%
Equity-Linked-Notes	13.3
Short-Term Investments	1.5
Liabilities in Excess of Other Assets	(0.3)
Total	100.0%

Aptus Enhanced Yield ETF

Asset Type	Percentage of Net Assets
U.S. Treasury Obligations	68.8%
Short-Term Investments	16.9
Equity-Linked Notes	14.1
Other Assets in Excess of Liabilities	0.2
Total	100.0%

Aptus ETFs

Portfolio Allocations

As of April 30, 2024 (Unaudited) (Continued)

Aptus Large Cap Enhanced Yield ETF

Sector	Percentage of Net Assets
Technology	24.1%
Consumer, Non-cyclical	15.8
Equity-Linked-Notes	13.3
Communications	12.5
Financial	11.9
Consumer, Cyclical	7.0
Industrial	6.1
Energy	3.5
Short-Term Investments	2.6
Utilities	1.8
Basic Materials	1.7
Liabilities in Excess of Other Assets	(0.3)
Total	100.0%

Aptus Collared Investment Opportunity ETF

Schedule of Investments
April 30, 2024

	Shares	Value
COMMON STOCKS — 98.4%
Basic Materials — 2.3%
Freeport-McMoRan, Inc.(a)	81,065	$4,048,386
Linde plc(a)	28,730	12,668,781
Sherwin-Williams Company(a)	11,336	3,396,379
		20,113,546
Communications — 13.2%
Alphabet, Inc. - Class C(a)(b)	216,956	35,719,635
Amazon.com, Inc.(a)(b)	184,905	32,358,375
Cisco Systems, Inc.(a)	81,712	3,838,830
Comcast Corporation - Class A(a)	89,554	3,412,903
Meta Platforms, Inc. - Class A(a)	44,651	19,207,521
Netflix, Inc.(a)(b)	9,900	5,451,336
T-Mobile US, Inc.(a)	51,646	8,478,724
Walt Disney Company(a)	41,260	4,583,986
		113,051,310
Consumer, Cyclical — 8.4%
Costco Wholesale Corporation(a)	10,990	7,944,671
Lowe’s Companies, Inc.(a)	45,589	10,393,835
Marriott International, Inc. - Class A(a)	39,536	9,335,636
McDonald’s Corporation(a)	33,567	9,165,134
NIKE, Inc. - Class B(a)	24,739	2,282,420
PulteGroup, Inc.(a)	62,052	6,913,834
Tesla, Inc.(a)(b)	55,620	10,194,034
TJX Companies, Inc.(a)	72,037	6,777,961
Walmart, Inc.(a)	149,131	8,850,925
		71,858,450
Consumer, Non-cyclical — 17.4%
Abbott Laboratories(a)	67,889	7,194,197
AbbVie, Inc.(a)	37,888	6,162,104
Altria Group, Inc.(a)	108,413	4,749,574
Amgen, Inc.(a)	12,306	3,371,106
Automatic Data Processing, Inc.	10,352	2,504,045
Chemed Corporation(a)	11,141	6,328,088
Cintas Corporation	10,877	7,160,764
Eli Lilly & Company(a)	16,102	12,577,272
Johnson & Johnson(a)	54,573	7,890,710
Mckesson Corporation	16,256	8,732,886
Merck & Company, Inc.(a)	53,461	6,908,230
Mondelez International, Inc. - Class A(a)	100,684	7,243,207
PepsiCo, Inc.(a)	68,739	12,091,877
Pfizer, Inc.(a)	115,934	2,970,229
Procter & Gamble Company(a)	71,636	11,690,995
Stryker Corporation(a)	46,761	15,735,078
Thermo Fisher Scientific, Inc.(a)	20,107	11,435,253
COMMON STOCKS — 98.4% (Continued)
Consumer, Non-cyclical — 17.4% (Continued)
UnitedHealth Group, Inc.(a)	20,979	10,147,542
Vertex Pharmaceuticals, Inc.(b)	9,954	3,910,031
		148,803,188
Energy — 4.2%
Devon Energy Corporation	141,699	7,252,155
Diamondback Energy, Inc.(a)	40,780	8,202,081
Exxon Mobil Corporation(a)	152,548	18,041,852
Schlumberger NV(a)	55,166	2,619,282
		36,115,370
Financial — 14.1%
Bank of America Corporation(a)	220,817	8,172,437
Berkshire Hathaway, Inc. - Class B(a)(b)	37,558	14,900,385
BlackRock, Inc.(a)	11,922	8,996,818
Citigroup, Inc.(a)	88,564	5,431,630
Digital Realty Trust, Inc.	37,814	5,247,827
Intercontinental Exchange, Inc.(a)	44,765	5,763,941
JPMorgan Chase & Company(a)	81,657	15,656,913
Marsh & McLennan Companies, Inc.(a)	39,851	7,947,485
Morgan Stanley(a)	85,920	7,804,973
Progressive Corporation(a)	67,307	14,016,683
Prologis, Inc.(a)	74,028	7,554,557
Public Storage(a)	14,342	3,721,032
Visa, Inc. - Class A(a)	59,973	16,109,348
		121,324,029
Industrial — 7.6%
Caterpillar, Inc.(a)	44,600	14,921,822
CSX Corporation(a)	288,056	9,569,220
Deere & Company(a)	14,307	5,599,903
Eaton Corporation plc	16,944	5,392,597
FedEx Corporation(a)	29,551	7,735,861
Honeywell International, Inc.(a)	40,478	7,801,325
Lockheed Martin Corporation	29,758	13,835,387
		64,856,115
Technology — 28.9%(c)
Accenture plc - Class A(a)	31,524	9,485,887
Adobe, Inc.(a)(b)	9,172	4,245,077
Advanced Micro Devices, Inc.(b)	39,851	6,311,601
Analog Devices, Inc.(a)	39,902	8,004,740
Apple, Inc.(a)	293,268	49,952,338
Applied Materials, Inc.(a)	72,034	14,309,554
Broadcom, Inc.(a)	10,734	13,957,098
Fiserv, Inc.(a)(b)	50,276	7,675,637
Intuit, Inc.(a)	21,948	13,731,108

The accompanying notes are an integral part of these financial statements.

Aptus Collared Investment Opportunity ETF

Schedule of Investments
April 30, 2024 (Continued)

	Shares	Value
COMMON STOCKS — 98.4% (Continued)
Technology — 28.9%(c) (Continued)
Microsoft Corporation(a)	150,143	$58,455,175
NVIDIA Corporation(a)	49,893	43,108,550
ServiceNow, Inc.(a)(b)	20,091	13,929,693
Tyler Technologies, Inc.(b)	9,851	4,546,729
		247,713,187
Utilities — 2.3%
Duke Energy Corporation	56,374	5,539,309
NextEra Energy, Inc.(a)	89,939	6,023,215
Southern Company(a)	114,893	8,444,636
		20,007,160
TOTAL COMMON STOCKS (Cost $694,842,996)		843,842,355

	Notional Amount	Contracts
PURCHASED OPTIONS — 0.8%(d)(e)
Put Options — 0.8%
S&P 500 Index, Expiration: 06/21/2024; Exercise Price: $4,850.00(f)	$848,513,765	1,685	6,967,475
TOTAL PURCHASED OPTIONS (Cost $5,180,154)			6,967,475

	Shares	Value
SHORT-TERM INVESTMENTS — 0.3%
Money Market Funds — 0.3%
First American Treasury Obligations Fund - Class X, 5.21%(g)	2,344,270	$2,344,270
TOTAL SHORT-TERM INVESTMENTS (Cost $2,344,270)		2,344,270
TOTAL INVESTMENTS — 99.5% (Cost $702,367,420)		$853,154,100
Other Assets in Excess of Liabilities — 0.5%		3,903,310
TOTAL NET ASSETS — 100.0%		$857,057,410

Percentages are stated as a percent of net assets.

(a)	All or a portion of this security is held as collateral for written options. At April 30, 2024, the total value of securities held as collateral amounted to $521,860,330 or 60.9% of net assets.
(b)	Non-income producing security.
(c)

To the extent that the Fund invests more heavily in a particular industry or sector of the economy, its performance will be especially sensitive to developments that significantly affect those industries or sectors. See Note 9 in Notes to Financial Statements.

(d)	Exchange-traded.
(e)	100 shares per contract.
(f)	Held in connection with written option contracts. See Schedule of Written Options for further information.
(g)	The rate shown represents the 7-day effective yield as of April 30, 2024.

The accompanying notes are an integral part of these financial statements.

Aptus Collared Investment Opportunity ETF

Schedule of Written Options
April 30, 2024

	Notional Amount	Contracts	Value
WRITTEN OPTIONS — (0.3)% (a)(b)
Call Options — (0.1)%
Advanced Micro Devices, Inc., Expiration: 05/17/2024; Exercise Price: $200.00	$(4,751,400)	(300)	$(16,800)
Alphabet, Inc., Expiration: 05/31/2024; Exercise Price: $185.00	(19,756,800)	(1,200)	(60,000)
Amazon.com, Inc., Expiration: 05/03/2024; Exercise Price: $205.00	(17,500,000)	(1,000)	(60,500)
Analog Devices, Inc., Expiration: 05/17/2024; Exercise Price: $200.00	(4,012,200)	(200)	(103,000)
Applied Materials, Inc., Expiration: 05/03/2024; Exercise Price: $210.00	(11,919,000)	(600)	(18,900)
Broadcom, Inc., Expiration: 05/17/2024; Exercise Price: $1,450.00	(13,002,700)	(100)	(52,000)
Costco Wholesale Corporation, Expiration: 05/17/2024; Exercise Price: $780.00	(7,229,000)	(100)	(7,300)
Deere & Company, Expiration: 05/17/2024; Exercise Price: $440.00	(4,696,920)	(120)	(8,820)
Freeport-McMoRan, Inc., Expiration: 05/17/2024; Exercise Price: $56.00	(3,995,200)	(800)	(12,800)
WRITTEN OPTIONS — (0.3)% (a)(b) (Continued)
Call Options — (0.1)% (Continued)
Intuit, Inc., Expiration: 05/17/2024; Exercise Price: $680.00	(12,512,400)	(200)	(39,000)
Lockheed Martin Corporation, Expiration: 05/17/2024; Exercise Price: $490.00	(9,298,600)	(200)	(11,000)
Marriott International, Inc., Expiration: 05/03/2024; Exercise Price: $260.00	(8,972,940)	(380)	(3,800)
Meta Platforms, Inc., Expiration: 05/31/2024; Exercise Price: $505.00	(8,603,400)	(200)	(29,200)
Microsoft Corporation, Expiration: 05/31/2024; Exercise Price: $435.00	(29,199,750)	(750)	(65,250)
NVIDIA Corporation, Expiration: 05/17/2024; Exercise Price: $975.00	(25,920,600)	(300)	(216,750)
Progressive Corporation, Expiration: 05/17/2024; Exercise Price: $230.00	(8,330,000)	(400)	(20,000)
Stryker Corporation, Expiration: 05/17/2024; Exercise Price: $370.00	(6,730,000)	(200)	(13,500)

The accompanying notes are an integral part of these financial statements.

Aptus Collared Investment Opportunity ETF

Schedule of Written Options
April 30, 2024 (Continued)

	Notional Amount	Contracts	Value
WRITTEN OPTIONS — (0.3)% (a)(b) (Continued)
Call Options — (0.1)% (Continued)
Tesla, Inc., Expiration: 05/17/2024; Exercise Price: $205.00	$(9,164,000)	(500)	$(104,000)
Total Call Options			(842,620)

Put Options — (0.2)%
S&P 500 Index, Expiration: 06/21/2024; Exercise Price: $4,500.00	(848,513,765)	(1,685)	(1,777,675)
TOTAL OPTIONS WRITTEN (Premiums received $2,500,057)			(2,620,295)

Percentages are stated as a percent of net assets.

(a)	Exchange-traded.
(b)	100 shares per contract.

The accompanying notes are an integral part of these financial statements.

Aptus Defined Risk ETF

Schedule of Investments
April 30, 2024

	Shares	Value
EXCHANGE TRADED FUNDS — 93.6%(a)
Investment Grade Corporate Bonds – 93.6%
Invesco BulletShares 2025 Corporate Bond ETF	1,075,318	$21,936,487
Invesco BulletShares 2026 Corporate Bond ETF	3,115,086	59,451,415
Invesco BulletShares 2028 Corporate Bond ETF	796,419	15,705,383
Invesco BulletShares 2029 Corporate Bond ETF(b)	1,361,904	24,391,701
Invesco BulletShares 2030 Corporate Bond ETF(b)	2,117,096	33,788,852
Invesco BulletShares 2031 Corporate Bond ETF(b)	1,540,440	24,138,695
Invesco BulletShares 2032 Corporate Bond ETF(b)	1,534,201	30,143,061
iShares iBonds Dec 2027 Term Corporate ETF(b)	1,986,356	46,758,820
iShares iBonds Dec 2028 Term Corporate ETF(b)	2,118,745	51,866,878
iShares iBonds Dec 2029 Term Corporate ETF(b)	2,020,394	45,176,010
iShares iBonds Dec 2030 Term Corporate ETF(b)	1,656,166	34,580,746
iShares iBonds Dec 2031 Term Corporate ETF(b)	2,257,410	44,967,607
iShares iBonds Dec 2032 Term Corporate ETF(b)	1,349,706	32,514,418
iShares iBonds Dec 2033 Term Corporate ETF(b)	414,074	10,219,346
TOTAL EXCHANGE TRADED FUNDS (Cost $485,025,560)		475,639,419

	Notional Amount	Contracts
PURCHASED OPTIONS — 3.2%(c)(d)
Call Options — 2.6%
Netflix, Inc., Expiration: 09/20/2024; Exercise Price: $650.00	$55,064,000	1,000	1,655,000
S&P 500 Index, Expiration: 07/19/2024; Exercise Price: $5,200.00	755,353,500	1,500	10,717,500

	Notional Amount	Contracts	Value
PURCHASED OPTIONS — 3.2%(c)(d) (Continued)
Call Options — 2.6% (Continued)
Starbucks Corporation, Expiration: 06/21/2024; Exercise Price: $100.00	$88,490,000	10,000	$615,000
Total Call Options			12,987,500

Put Options — 0.6%
S&P 500 Index, Expiration: 06/21/2024; Exercise Price: $5,000.00	201,427,600	400	3,092,000
TOTAL PURCHASED OPTIONS (Cost $19,059,470)			16,079,500

	Shares
SHORT-TERM INVESTMENTS — 1.3%
Money Market Funds — 1.3%
First American Treasury Obligations Fund - Class X, 5.21%(e)	6,374,044	6,374,044
TOTAL SHORT-TERM INVESTMENTS (Cost $6,374,044)		6,374,044
TOTAL INVESTMENTS — 98.1% (Cost $510,459,074)		$498,092,963
Other Assets in Excess of Liabilities — 1.9%		9,508,451
TOTAL NET ASSETS — 100.0%		$507,601,414

Percentages are stated as a percent of net assets.

(a)

The risks of investing in investment companies, such as the underlying ETFs, typically reflect the risks of the types of investments in which the investment companies invest. See Note 9 in Notes to Financial Statements.

(b)	Affiliated Exchange Traded Fund during the period. See Note 5 in Notes to Financial Statements.
(c)	Exchange traded.
(d)	100 shares per contract.
(e)	The rate shown represents the 7-day effective yield as of April 30, 2024.

The accompanying notes are an integral part of these financial statements.

Aptus Drawdown Managed Equity ETF

Schedule of Investments
April 30, 2024

	Shares	Value
COMMON STOCKS — 99.1%
Basic Materials — 2.4%
Freeport-McMoRan, Inc.	14,946	$746,403
Linde plc(a)	5,324	2,347,670
Sherwin-Williams Company(a)	2,123	636,072
		3,730,145
Communications — 13.3%
Alphabet, Inc. - Class C(a)(b)	40,113	6,604,204
Amazon.com, Inc.(a)(b)	33,728	5,902,400
Cisco Systems, Inc.	15,035	706,344
Comcast Corporation - Class A	16,251	619,326
Meta Platforms, Inc. - Class A	8,262	3,554,065
Netflix, Inc.(b)	1,844	1,015,380
T-Mobile US, Inc.(a)	9,571	1,571,271
Walt Disney Company(a)	7,569	840,916
		20,813,906
Consumer, Cyclical — 8.4%
Costco Wholesale Corporation	2,021	1,460,981
Lowe’s Companies, Inc.	8,395	1,913,975
Marriott International, Inc. - Class A	7,250	1,711,943
McDonald’s Corporation(a)	6,169	1,684,384
NIKE, Inc. - Class B	4,529	417,846
PulteGroup, Inc.(a)	11,490	1,280,216
Tesla, Inc.(a)(b)	10,285	1,885,034
TJX Companies, Inc.	13,414	1,262,123
Walmart, Inc.(a)	27,442	1,628,683
		13,245,185
Consumer, Non-cyclical — 17.6%
Abbott Laboratories(a)	12,625	1,337,871
AbbVie, Inc.(a)	7,021	1,141,895
Altria Group, Inc.(a)	19,930	873,133
Amgen, Inc.	2,299	629,788
Automatic Data Processing, Inc.	1,979	478,700
Chemed Corporation	2,103	1,194,504
Cintas Corporation	2,023	1,331,822
Eli Lilly & Company(a)	3,005	2,347,206
Johnson & Johnson(a)	9,993	1,444,888
Mckesson Corporation	3,045	1,635,804
Merck & Company, Inc.(a)	9,812	1,267,907
Mondelez International, Inc. - Class A	18,660	1,342,400
PepsiCo, Inc.(a)	12,685	2,231,418
Pfizer, Inc.	21,195	543,016
Procter & Gamble Company(a)	13,232	2,159,462
Stryker Corporation	8,611	2,897,603
Thermo Fisher Scientific, Inc.(a)	3,721	2,116,207
UnitedHealth Group, Inc.(a)	3,884	1,878,691
COMMON STOCKS — 99.1% (Continued)
Consumer, Non-cyclical — 17.6% (Continued)
Vertex Pharmaceuticals, Inc.(b)	1,851	727,091
		27,579,406
Energy — 4.2%
Devon Energy Corporation	25,846	1,322,798
Diamondback Energy, Inc.(a)	7,534	1,515,313
Exxon Mobil Corporation	27,866	3,295,713
Schlumberger NV	10,095	479,311
		6,613,135
Financial — 14.2%
Bank of America Corporation(a)	40,344	1,493,131
Berkshire Hathaway, Inc. - Class B(a)(b)	6,899	2,737,040
BlackRock, Inc.(a)	2,211	1,668,509
Citigroup, Inc.	16,500	1,011,945
Digital Realty Trust, Inc.	7,008	972,570
Intercontinental Exchange, Inc.(a)	8,238	1,060,725
JPMorgan Chase & Company(a)	15,111	2,897,383
Marsh & McLennan Companies, Inc.	7,318	1,459,429
Morgan Stanley	15,783	1,433,728
Progressive Corporation(a)	12,395	2,581,259
Prologis, Inc.(a)	13,658	1,393,799
Public Storage	2,651	687,802
Visa, Inc. - Class A(a)	11,036	2,964,380
		22,361,700
Industrial — 7.6%
Caterpillar, Inc.(a)	8,259	2,763,213
CSX Corporation	52,966	1,759,531
Deere & Company	2,689	1,052,501
Eaton Corporation plc	3,135	997,745
FedEx Corporation	5,459	1,429,057
Honeywell International, Inc.	7,450	1,435,839
Lockheed Martin Corporation	5,491	2,552,931
		11,990,817
Technology — 29.1%(c)
Accenture plc - Class A(a)	5,770	1,736,251
Adobe, Inc.(b)	1,714	793,291
Advanced Micro Devices, Inc.(b)	7,400	1,172,012
Analog Devices, Inc.	7,412	1,486,921
Apple, Inc.(a)	53,829	9,168,694
Applied Materials, Inc.	13,191	2,620,392
Broadcom, Inc.(a)	1,969	2,560,232
Fiserv, Inc.(b)	9,265	1,414,488
Intuit, Inc.(a)	4,076	2,550,027
Microsoft Corporation(a)	27,567	10,732,660
NVIDIA Corporation(a)	9,194	7,943,800

The accompanying notes are an integral part of these financial statements.

Aptus Drawdown Managed Equity ETF

Schedule of Investments
April 30, 2024 (Continued)

	Shares	Value
COMMON STOCKS — 99.1% (Continued)
Technology — 29.1%(c) (Continued)
ServiceNow, Inc.(a)(b)	3,730	$2,586,121
Tyler Technologies, Inc.(b)	1,824	841,867
		45,606,756
Utilities — 2.3%
Duke Energy Corporation	10,310	1,013,061
NextEra Energy, Inc.(a)	16,559	1,108,956
Southern Company	21,033	1,545,925
		3,667,942
TOTAL COMMON STOCKS (Cost $124,928,890)		155,608,992

	Notional Amount	Contracts
PURCHASED OPTIONS — 0.6%(d)(e)
Put Options — 0.6%
S&P 500 Index, Expiration: 07/19/2024; Exercise Price: $3,600.00(f)	$1,258,922,500	2,500	950,000
TOTAL PURCHASED OPTIONS (Cost $1,105,408)			950,000

	Shares	Value
SHORT-TERM INVESTMENTS — 0.4%
Money Market Funds — 0.4%
First American Treasury Obligations Fund - Class X, 5.21%(g)	627,257	$627,257
TOTAL SHORT-TERM INVESTMENTS (Cost $627,257)		627,257
TOTAL INVESTMENTS — 100.1% (Cost $126,661,555)		$157,186,249
Liabilities in Excess of Other Assets — (0.1)%		(196,810)
TOTAL NET ASSETS — 100.0%		$156,989,439

Percentages are stated as a percent of net assets.

(a)	All or a portion of this security is held as collateral for written options. At April 30, 2024, the total value of securities held as collateral amounted to $96,294,425 or 61.3% of net assets.
(b)	Non-income producing security.
(c)

To the extent that the Fund invests more heavily in a particular industry or sector of the economy, its performance will be especially sensitive to developments that significantly affect those industries or sectors. See Note 9 in Notes to Financial Statements.

(d)	Exchange-traded.
(e)	100 shares per contract.
(f)	Held in connection with written option contracts. See Schedule of Written Options for further information.
(g)	The rate shown represents the 7-day effective yield as of April 30, 2024.

The accompanying notes are an integral part of these financial statements.

Aptus Drawdown Managed Equity ETF

Schedule of Written Options
April 30, 2024

	Notional Amount	Contracts	Value
WRITTEN OPTIONS — (0.2)% (a)(b)
Put Options — (0.2)%
S&P 500 Index, Expiration: 07/19/2024; Exercise Price: $2,800.00	$(1,258,922,500)	(2,500)	$(300,000)
TOTAL OPTIONS WRITTEN (Premiums received $336,201)			$(300,000)

Percentages are stated as a percent of net assets.

(a)	Exchange-traded.
(b)	100 shares per contract.

The accompanying notes are an integral part of these financial statements.

Opus Small Cap Value ETF

Schedule of Investments
April 30, 2024

	Shares	Value
COMMON STOCKS — 98.0%
Basic Materials – 2.4%
Ashland, Inc.	35,084	$3,344,558
Hawkins, Inc.	48,239	3,655,069
		6,999,627
Communications — 0.3%
AudioCodes, Ltd.	73,882	799,403

Consumer, Cyclical — 15.6%
Boyd Gaming Corporation	54,934	2,939,518
Casey’s General Stores, Inc.	22,582	7,216,756
Copa Holdings SA - Class A	30,130	2,877,415
Gentex Corporation	126,795	4,349,069
KB Home	108,265	7,011,242
Marriott Vacations Worldwide Corporation	21,494	2,065,788
MSC Industrial Direct Company, Inc. - Class A	28,393	2,590,577
Murphy USA, Inc.	9,582	3,965,223
Pool Corporation	9,508	3,446,935
RCI Hospitality Holdings, Inc.	47,827	2,427,699
Texas Roadhouse, Inc.	43,763	7,036,215
		45,926,437
Consumer, Non-cyclical – 16.4%
Bruker Corporation	32,020	2,497,880
Chemed Corporation	12,338	7,007,984
Encompass Health Corporation	57,644	4,806,357
Ensign Group, Inc.	71,899	8,509,966
EVERTEC, Inc.	81,531	3,059,858
Hackett Group, Inc.	142,741	3,096,052
ICF International, Inc.	37,200	5,367,588
Kforce, Inc.	69,509	4,292,876
Service Corporation International	40,360	2,894,215
Valvoline, Inc.(a)	164,030	6,974,555
		48,507,331
Energy — 11.8%
Chord Energy Corporation	36,316	6,427,206
Civitas Resources, Inc.	46,184	3,323,401
Helmerich & Payne, Inc.	107,294	4,219,873
Kimbell Royalty Partners LP	182,178	2,885,700
Northern Oil & Gas, Inc.	151,555	6,181,928
Sitio Royalties Corporation - Class A	172,406	4,006,715
Viper Energy, Inc.	206,123	7,865,654
		34,910,477
Financial — 25.2%(b)
Agree Realty Corporation	41,882	2,396,488
American Homes 4 Rent - Class A	78,668	2,816,315
COMMON STOCKS — 98.0% (Continued)
Financial — 25.2%(b) (Continued)
Apple Hospitality REIT, Inc.	140,301	2,070,843
Community Healthcare Trust, Inc.	48,017	1,273,891
Compass Diversified Holdings	214,388	4,710,104
EastGroup Properties, Inc.	25,228	3,919,422
Enterprise Financial Services Corporation	94,239	3,582,024
Essential Properties Realty Trust, Inc.	140,651	3,704,747
Four Corners Property Trust, Inc.	79,923	1,874,194
German American Bancorp, Inc.	100,335	3,183,630
Hanover Insurance Group, Inc.	40,388	5,243,170
Hingham Institution for Savings	13,630	2,302,107
Home BancShares, Inc.	138,642	3,283,043
Kemper Corporation	45,930	2,678,178
Ladder Capital Corporation	273,369	2,933,249
Lakeland Financial Corporation	60,380	3,548,533
National Storage Affiliates Trust	57,350	2,009,544
Old Second Bancorp, Inc.	229,659	3,146,328
Primerica, Inc.	23,493	4,977,227
Seacoast Banking Corporation of Florida	166,473	3,840,532
Stock Yards Bancorp, Inc.	71,747	3,196,329
Terreno Realty Corporation	49,310	2,679,999
Washington Trust Bancorp, Inc.	83,140	2,116,745
West BanCorp, Inc.	184,623	3,001,970
		74,488,612
Industrial — 20.2%
AptarGroup, Inc.	28,839	4,163,775
Arcosa, Inc.	59,930	4,555,879
Comfort Systems USA, Inc.	16,931	5,238,621
Curtiss-Wright Corporation	16,832	4,265,565
Franklin Electric Company, Inc.	22,098	2,127,374
Graco, Inc.	41,906	3,360,861
Graphic Packaging Holding Company	118,840	3,072,014
Kadant, Inc.	18,879	5,168,881
Landstar System, Inc.	19,223	3,352,683
Lincoln Electric Holdings, Inc.	30,482	6,691,714
Owens Corning	34,455	5,795,676
Tetra Tech, Inc.	34,220	6,663,318
UFP Industries, Inc.	46,986	5,295,322
		59,751,683
Technology — 2.2%
Amdocs, Ltd.	28,623	2,404,046
Sapiens International Corporation NV	128,441	3,955,983
		6,360,029

The accompanying notes are an integral part of these financial statements.

Opus Small Cap Value ETF

Schedule of Investments
April 30, 2024 (Continued)

	Shares	Value
COMMON STOCKS — 98.0% (Continued)
Utilities — 3.9%
California Water Service Group	81,677	$4,011,974
New Jersey Resources Corporation	73,550	3,213,400
Otter Tail Corporation	51,864	4,427,111
		11,652,485
TOTAL COMMON STOCKS (Cost $271,404,102)		289,396,084

SHORT-TERM INVESTMENTS — 3.1%
Money Market Funds — 3.1%
First American Treasury Obligations Fund - Class X, 5.21%(c)	9,248,894	9,248,894
TOTAL SHORT-TERM INVESTMENTS (Cost $9,248,894)		9,248,894
TOTAL INVESTMENTS — 101.1% (Cost $280,652,996)		$298,644,978
Liabilities in Excess of Other Assets — (1.1)%		(3,235,750)
TOTAL NET ASSETS — 100.0%		$295,409,228

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)

To the extent that the Fund invests more heavily in a particular industry or sector of the economy, its performance will be especially sensitive to developments that significantly affect those industries or sectors. See Note 9 in Notes to Financial Statements.

(c)	The rate shown represents the 7-day effective yield as of April 30, 2024.

The accompanying notes are an integral part of these financial statements.

Aptus International Enhanced Yield ETF

Schedule of Investments
April 30, 2024

	Shares	Value
EXCHANGE TRADED FUNDS — 85.5%(a)
Developed Market Equity – 57.8%
iShares Core MSCI International Developed Markets ETF(b)	1,496,168	$97,131,226

Emerging Market Equity – 27.7%
SPDR Portfolio Emerging Markets ETF(b)	1,276,581	46,518,612
TOTAL EXCHANGE TRADED FUNDS (Cost $135,082,957)		143,649,838

	Principal Amount
EQUITY-LINKED NOTES — 13.3%
BNP Paribas Issuance B.V., ELN, (linked to iShares MSCI EAFE ETF), 26.00%, 05/08/2024(c)	$5,400,000	5,304,884
Citigroup Global Markets Holdings, Inc., ELN, (linked to iShares MSCI EAFE ETF), 31.10%, 05/23/2024(c)	5,500,000	5,517,242
GS Finance Corporation, ELN, (linked to iShares MSCI EAFE ETF), 25.16%, 05/15/2024(c)	5,400,000	5,421,189
RBC Capital Markets, LLC, ELN, (linked to iShares MSCI EAFE ETF), 33.91%, 05/30/2024(c)	6,000,000	6,015,000
TOTAL EQUITY-LINKED NOTES (Cost $22,300,000)		22,258,315

	Shares	Value
SHORT-TERM INVESTMENTS — 1.5%
Money Market Funds — 1.5%
First American Treasury Obligations Fund - Class X, 5.21%(d)	2,545,555	$2,545,555
TOTAL SHORT-TERM INVESTMENTS (Cost $2,545,555)		2,545,555
TOTAL INVESTMENTS — 100.3% (Cost $159,928,512)		$168,453,708
Liabilities in Excess of Other Assets — (0.3)%		(501,566)
TOTAL NET ASSETS — 100.0%		$167,952,142

Percentages are stated as a percent of net assets.

(a)

The risks of investing in investment companies, such as the underlying ETFs, typically reflect the risks of the types of investments in which the investment companies invest. See Note 9 in Notes to Financial Statements.

(b)

Fair value of this security exceeds 25% of the Fund’s net assets. Additional information for this security, including the financial statements, is available from the SEC’s EDGAR database at www.sec.gov.

(c)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(d)	The rate shown represents the 7-day effective yield as of April 30, 2024.

The accompanying notes are an integral part of these financial statements.

Aptus Enhanced Yield ETF

Schedule of Investments
April 30, 2024

	Principal Amount	Value
U.S. TREASURY OBLIGATIONS – 68.8%
United States Treasury Notes
3.00%, 06/30/2024	$40,000,000	$39,837,048
4.25%, 09/30/2024	16,625,000	16,546,921
4.50%, 11/30/2024	14,000,000	13,931,352
3.88%, 03/31/2025	25,000,000	24,696,406
1.63%, 09/30/2026	25,000,000	23,125,977
2.75%, 07/31/2027	50,500,000	47,328,954
0.50%, 10/31/2027	25,000,000	21,542,969
1.00%, 07/31/2028	50,500,000	43,239,639
TOTAL U.S. TREASURY OBLIGATIONS (Cost $234,719,393)		230,249,266

EQUITY-LINKED NOTES — 14.1%
BNP Paribas Issuance B.V., ELN, (linked to S&P 500 Index), 36.40%, 05/08/2024(a)	11,800,000	11,500,285
Citigroup Global Markets Holdings, Inc., ELN, (linked to S&P 500 Index), 41.78%, 05/23/2024(a)	12,000,000	12,050,454
GS Finance Corporation, ELN, (linked to S&P 500 Index), 34.60%, 05/15/2024(a)	11,800,000	11,742,107
UBS AG, ELN, (linked to S&P 500 Index), 40.38%, 05/30/2024(a)	12,000,000	12,026,400
TOTAL EQUITY-LINKED NOTES (Cost $47,600,000)		47,319,246

	Shares	Value
SHORT-TERM INVESTMENTS — 16.9%
Money Market Funds — 9.6%
First American Treasury Obligations Fund - Class X, 5.21%(b)	32,277,127	$32,277,127
		32,277,127

	Principal Amount
U.S. Treasury Bills – 7.3%
5.33%, 09/26/2024(c)	$25,000,000	24,466,583
TOTAL SHORT-TERM INVESTMENTS (Cost $56,752,961)		56,743,710
TOTAL INVESTMENTS — 99.8% (Cost $339,072,354)		$334,312,222
Other Assets in Excess of Liabilities — 0.2%		614,745
TOTAL NET ASSETS — 100.0%		$334,926,967

Percentages are stated as a percent of net assets.

(a)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(b)	The rate shown represents the 7-day effective yield as of April 30, 2024.
(c)	The rate shown is the effective yield as of April 30, 2024.

The accompanying notes are an integral part of these financial statements.

Aptus Large Cap Enhanced Yield ETF

Schedule of Investments
April 30, 2024

	Shares	Value
COMMON STOCKS — 84.4%
Basic Materials — 1.7%
Air Products and Chemicals, Inc.	884	$208,925
Albemarle Corporation	295	35,491
Dow, Inc.	3,135	178,382
DuPont de Nemours, Inc.	1,256	91,060
Ecolab, Inc.	1,199	271,154
Freeport-McMoRan, Inc.	4,310	215,241
Linde plc	1,575	694,512
LyondellBasell Industries NV - Class A	893	89,273
Newmont Corporation	2,109	85,710
Nucor Corporation	765	128,925
PPG Industries, Inc.	663	85,527
Sherwin-Williams Company	995	298,112
Southern Copper Corporation	1,598	186,439
		2,568,751
Communications — 12.5%
Airbnb, Inc. - Class A(a)	1,547	245,308
Alphabet, Inc. - Class A(a)	34,535	5,621,606
Amazon.com, Inc.(a)	28,681	5,019,175
Arista Networks, Inc.(a)	932	239,114
AT&T, Inc.	22,037	372,205
Booking Holdings, Inc.	98	338,299
CDW Corporation	345	83,442
Charter Communications, Inc. - Class A(a)	508	130,018
Cisco Systems, Inc.	13,348	627,089
Comcast Corporation - Class A	13,350	508,769
Corning, Inc.	2,296	76,640
eBay, Inc.	1,402	72,259
MercadoLibre, Inc.(a)	31	45,220
Meta Platforms, Inc. - Class A	6,994	3,008,609
Motorola Solutions, Inc.	493	167,201
Netflix, Inc.(a)	1,373	756,029
Palo Alto Networks, Inc.(a)	938	272,855
T-Mobile US, Inc.	1,451	238,211
Trade Desk, Inc. - Class A(a)	1,472	121,955
Uber Technologies, Inc.(a)	4,805	318,427
VeriSign, Inc.(a)	265	44,912
Verizon Communications, Inc.	13,524	534,063
Walt Disney Company	5,753	639,158
Warner Bros. Discovery, Inc.(a)	6,527	48,039
		19,528,603
Consumer, Cyclical — 7.0%
Aptiv plc(a)	748	53,108
AutoZone, Inc.(a)	59	174,428
Carnival Corporation(a)	3,315	49,128
COMMON STOCKS — 84.4% (Continued)
Consumer, Cyclical — 7.0% (Continued)
Casey’s General Stores, Inc.	70	22,371
Chipotle Mexican Grill, Inc.(a)	69	218,012
Copart, Inc.(a)	2,922	158,694
Costco Wholesale Corporation	1,418	1,025,073
Cummins, Inc.	364	102,826
D.R. Horton, Inc.	1,013	144,342
Delta Air Lines, Inc.	1,688	84,518
Dollar General Corporation	569	79,199
Dollar Tree, Inc.(a)	568	67,166
Fastenal Company	1,567	106,462
Ferguson plc	549	115,236
Ford Motor Company	11,936	145,022
General Motors Company	4,050	180,347
Genuine Parts Company	345	54,237
Hilton Worldwide Holdings, Inc.	768	151,511
Home Depot, Inc.	3,315	1,107,940
Las Vegas Sands Corporation	2,120	94,043
Lennar Corporation - Class A	784	118,870
Live Nation Entertainment, Inc.(a)	576	51,212
Lowe’s Companies, Inc.	2,021	460,768
Lululemon Athletica, Inc.(a)	352	126,931
Marriott International, Inc. - Class A	896	211,572
McDonald’s Corporation	2,356	643,282
Mobileye Global, Inc. - Class A(a)	2,105	57,993
NIKE, Inc. - Class B	3,997	368,763
O’Reilly Automotive, Inc.(a)	231	234,063
PACCAR, Inc.	2,257	239,490
Pool Corporation	80	29,002
PulteGroup, Inc.	330	36,769
Ross Stores, Inc.	1,415	183,313
Royal Caribbean Cruises, Ltd.(a)	699	97,601
Southwest Airlines Company	1,445	37,483
Starbucks Corporation	3,678	325,466
Target Corporation	1,382	222,474
Tesla, Inc.(a)	8,643	1,584,090
TJX Companies, Inc.	3,758	353,590
Tractor Supply Company	547	149,375
Ulta Beauty, Inc.(a)	110	44,532
United Airlines Holdings, Inc.(a)	775	39,882
W.W. Grainger, Inc.	114	105,034
Walgreens Boots Alliance, Inc.	2,230	39,538
Walmart, Inc.	13,504	801,463
Yum! Brands, Inc.	829	117,096
		10,813,315

The accompanying notes are an integral part of these financial statements.

Aptus Large Cap Enhanced Yield ETF

Schedule of Investments
April 30, 2024 (Continued)

	Shares	Value
COMMON STOCKS — 84.4% (Continued)
Consumer, Non-cyclical — 15.8%
Abbott Laboratories	5,640	$597,671
AbbVie, Inc.	5,640	917,290
Agilent Technologies, Inc.	1,227	168,148
Align Technology, Inc.(a)	221	62,406
Altria Group, Inc.	5,321	233,113
Amgen, Inc.	1,673	458,302
Archer-Daniels-Midland Company	2,453	143,893
Automatic Data Processing, Inc.	1,345	325,342
Avery Dennison Corporation	283	61,490
Baxter International, Inc.	1,330	53,692
Becton Dickinson & Company	1,025	240,465
Biogen, Inc.(a)	444	95,380
Booz Allen Hamilton Holding Corporation	314	46,368
Boston Scientific Corporation(a)	5,465	392,770
Bristol-Myers Squibb Company	6,890	302,747
Cardinal Health, Inc.	668	68,831
Cencora, Inc.	576	137,693
Centene Corporation(a)	2,308	168,622
Church & Dwight Company, Inc.	663	71,531
Cigna Group	953	340,259
Cintas Corporation	290	190,919
Clorox Company	304	44,952
Coca-Cola Company	12,624	779,784
Colgate-Palmolive Company	2,466	226,675
Constellation Brands, Inc. - Class A	532	134,841
Corpay, Inc.(a)	164	49,551
Corteva, Inc.	2,094	113,348
CoStar Group, Inc.(a)	1,154	105,626
CVS Health Corporation	4,082	276,392
Danaher Corporation	2,096	516,916
Dexcom, Inc.(a)	1,856	236,436
Edwards Lifesciences Corporation(a)	2,465	208,712
Elevance Health, Inc.	756	399,606
Eli Lilly & Company	2,584	2,018,361
Equifax, Inc.	314	69,140
Estée Lauder Companies, Inc. - Class A	1,027	150,671
Gartner, Inc.(a)	224	92,420
GE HealthCare Technologies, Inc.	1,219	92,937
General Mills, Inc.	1,707	120,275
Gilead Sciences, Inc.	4,074	265,625
Global Payments, Inc.	715	87,781
HCA Healthcare, Inc.	1,011	313,228
Hershey Company	904	175,304
Hormel Foods Corporation	1,416	50,353
COMMON STOCKS — 84.4% (Continued)
Consumer, Non-cyclical — 15.8% (Continued)
Humana, Inc.	459	138,659
IDEXX Laboratories, Inc.(a)	248	122,204
Illumina, Inc.(a)	442	54,388
Intuitive Surgical, Inc.(a)	1,152	426,954
IQVIA Holdings, Inc.(a)	564	130,718
Johnson & Johnson	7,876	1,138,790
Kellanova	893	51,669
Kenvue, Inc.	5,817	109,476
Keurig Dr Pepper, Inc.	2,658	89,575
Kimberly-Clark Corporation	990	135,165
Kraft Heinz Company	3,669	141,660
Kroger Company	1,918	106,219
McCormick & Company, Inc.	700	53,242
Mckesson Corporation	505	271,291
Medtronic plc	4,241	340,298
Merck & Company, Inc.	8,180	1,057,020
Moderna, Inc.(a)	1,119	123,437
Molina Healthcare, Inc.(a)	126	43,105
Mondelez International, Inc. - Class A	4,336	311,932
Monster Beverage Corporation(a)	3,163	169,062
Moody’s Corporation	542	200,719
PayPal Holdings, Inc.(a)	3,315	225,155
PepsiCo, Inc.	4,431	779,457
Pfizer, Inc.	18,286	468,487
Philip Morris International, Inc.	4,935	468,529
Procter & Gamble Company	7,547	1,231,669
Quanta Services, Inc.	371	95,926
Regeneron Pharmaceuticals, Inc.(a)	326	290,355
ResMed, Inc.	362	77,464
S&P Global, Inc.	1,031	428,721
Solventum Corporation(a)	394	25,614
STERIS plc	256	52,367
Stryker Corporation	1,106	372,169
Sysco Corporation	1,382	102,710
Thermo Fisher Scientific, Inc.	1,212	689,289
Tyson Foods, Inc. - Class A	900	54,585
United Rentals, Inc.	155	103,538
UnitedHealth Group, Inc.	2,948	1,425,947
Verisk Analytics, Inc.	686	149,521
Vertex Pharmaceuticals, Inc.(a)	792	311,106
West Pharmaceutical Services, Inc.	316	112,964
WK Kellogg Company	223	5,205
Zimmer Biomet Holdings, Inc.	542	65,192
Zoetis, Inc.	1,484	236,312
		24,593,731

The accompanying notes are an integral part of these financial statements.

Aptus Large Cap Enhanced Yield ETF

Schedule of Investments
April 30, 2024 (Continued)

	Shares	Value
COMMON STOCKS — 84.4% (Continued)
Energy — 3.5%
Baker Hughes Company	3,036	$99,034
Chevron Corporation	5,684	916,659
ConocoPhillips	3,885	488,034
Coterra Energy, Inc.	2,035	55,678
Devon Energy Corporation	1,796	91,919
Diamondback Energy, Inc.	490	98,554
EOG Resources, Inc.	2,212	292,272
Exxon Mobil Corporation	12,946	1,531,122
Halliburton Company	2,690	100,794
Hess Corporation	932	146,781
Kinder Morgan, Inc.	6,711	122,677
Marathon Petroleum Corporation	1,635	297,112
Occidental Petroleum Corporation	2,692	178,049
ONEOK, Inc.	1,213	95,973
Phillips 66	1,351	193,477
Pioneer Natural Resources Company	701	188,793
Schlumberger NV	4,542	215,654
Targa Resources Corporation	566	64,558
Valero Energy Corporation	1,047	167,384
Williams Companies, Inc.	3,641	139,669
		5,484,193
Financial — 11.9%
Aflac, Inc.	2,341	195,825
Alexandria Real Estate Equities, Inc.	444	51,446
Allstate Corporation	712	121,083
American Express Company	1,850	432,956
American Homes 4 Rent - Class A	1,417	50,729
American International Group, Inc.	2,964	223,219
American Tower Corporation	1,711	293,539
Ameriprise Financial, Inc.	275	113,242
Aon plc - Class A	713	201,073
Apollo Global Management, Inc.	812	88,005
Arch Capital Group, Ltd.(a)	1,001	93,634
Arthur J. Gallagher & Company	768	180,242
AvalonBay Communities, Inc.	476	90,235
Bank of America Corporation	22,471	831,652
Bank of New York Mellon Corporation	2,210	124,843
Berkshire Hathaway, Inc. - Class B(a)	5,746	2,279,610
BlackRock, Inc.	479	361,473
Blackstone, Inc.	3,592	418,863
Brown & Brown, Inc.	735	59,932
Capital One Financial Corporation	1,118	160,355
CBRE Group, Inc. - Class A(a)	810	70,381
Charles Schwab Corporation	4,781	353,555
COMMON STOCKS — 84.4% (Continued)
Financial — 11.9% (Continued)
Chubb, Ltd.	1,333	331,437
Citigroup, Inc.	5,806	356,082
CME Group, Inc.	1,046	219,283
Crown Castle, Inc.	2,070	194,125
Digital Realty Trust, Inc.	921	127,816
Discover Financial Services	665	84,275
Equinix, Inc.	346	246,044
Equity Residential	1,391	89,580
Extra Space Storage, Inc.	540	72,511
Fifth Third Bancorp	1,710	62,347
First Citizens BancShares, Inc. - Class A	33	55,663
Goldman Sachs Group, Inc.	1,016	433,537
Hartford Financial Services Group, Inc.	785	76,059
Intercontinental Exchange, Inc.	1,797	231,382
Invitation Homes, Inc.	2,502	85,568
Iron Mountain, Inc.	747	57,907
JPMorgan Chase & Company	9,303	1,783,756
M&T Bank Corporation	443	63,965
Markel Group, Inc.(a)	29	42,294
Marsh & McLennan Companies, Inc.	1,598	318,689
Mastercard, Inc. - Class A	2,703	1,219,594
MetLife, Inc.	2,743	194,972
Morgan Stanley	4,128	374,988
Nasdaq, Inc.	1,332	79,720
NU Holdings, Ltd. - Class A(a)	13,499	146,599
PNC Financial Services Group, Inc.	1,182	181,153
Principal Financial Group, Inc.	587	46,455
Progressive Corporation	2,147	447,113
Prologis, Inc.	2,919	297,885
Prudential Financial, Inc.	991	109,486
Public Storage	771	200,036
Realty Income Corporation	2,134	114,254
SBA Communications Corporation	276	51,369
Simon Property Group, Inc.	967	135,893
State Street Corporation	815	59,079
T. Rowe Price Group, Inc.	571	62,564
Travelers Companies, Inc.	685	145,330
Truist Financial Corporation	4,037	151,589
U.S. Bancorp	4,691	190,595
VICI Properties, Inc.	2,774	79,198
Visa, Inc. - Class A	5,383	1,445,928
Wells Fargo & Company	11,879	704,662
Welltower, Inc.	2,432	231,721
Weyerhaeuser Company	1,927	58,138

The accompanying notes are an integral part of these financial statements.

Aptus Large Cap Enhanced Yield ETF

Schedule of Investments
April 30, 2024 (Continued)

	Shares	Value
COMMON STOCKS — 84.4% (Continued)
Financial — 11.9% (Continued)
Willis Towers Watson plc	269	$67,557
		18,524,090
Industrial — 6.1%
3M Company	1,654	159,628
Amcor plc	5,632	50,350
AMETEK, Inc.	607	106,019
Amphenol Corporation - Class A	1,803	217,748
Ball Corporation	993	69,083
Boeing Company(a)	1,819	305,301
Carrier Global Corporation	2,512	154,463
Caterpillar, Inc.	1,642	549,364
CSX Corporation	2,889	95,973
Deere & Company	818	320,173
Dover Corporation	339	60,783
Eaton Corporation plc	1,326	422,012
Emerson Electric Company	1,678	180,855
FedEx Corporation	942	246,597
Fortive Corporation	948	71,356
Garmin, Ltd.	493	71,224
GE Vernova, Inc.(a)	844	129,731
General Dynamics Corporation	956	274,458
General Electric Company	3,445	557,469
Graco, Inc.	375	30,075
HEICO Corporation	305	63,257
Honeywell International, Inc.	2,110	406,660
Howmet Aerospace, Inc.	1,049	70,021
Illinois Tool Works, Inc.	1,155	281,947
Ingersoll Rand, Inc.	1,111	103,679
J.B. Hunt Transport Services, Inc.	258	41,943
Johnson Controls International plc	2,028	131,962
Keysight Technologies, Inc.(a)	470	69,532
L3Harris Technologies, Inc.	505	108,095
Lincoln Electric Holdings, Inc.	109	23,929
Lockheed Martin Corporation	714	331,960
Martin Marietta Materials, Inc.	143	83,951
Mettler-Toledo International, Inc.(a)	63	77,471
Norfolk Southern Corporation	302	69,557
Northrop Grumman Corporation	537	260,461
Old Dominion Freight Line, Inc.	247	44,882
Otis Worldwide Corporation	1,909	174,101
Owens Corning	223	37,511
Packaging Corporation of America	333	57,602
Parker-Hannifin Corporation	357	194,533
Republic Services, Inc.	934	179,048
Rockwell Automation, Inc.	303	82,101
COMMON STOCKS — 84.4% (Continued)
Industrial — 6.1% (Continued)
RTX Corporation	4,706	477,753
TE Connectivity, Ltd.	944	133,557
Teledyne Technologies, Inc.(a)	101	38,529
Trane Technologies plc	684	217,061
TransDigm Group, Inc.	136	169,732
Union Pacific Corporation	1,930	457,719
United Parcel Service, Inc. - Class B	2,297	338,762
Veralto Corporation	698	65,389
Vulcan Materials Company	345	88,882
Waste Management, Inc.	1,471	305,997
Westinghouse Air Brake Technologies Corporation	466	75,063
Xylem, Inc.	663	86,654
		9,421,963
Technology — 24.1%
Accenture plc - Class A	2,035	612,352
Adobe, Inc.(a)	1,434	663,698
Advanced Micro Devices, Inc.(a)	5,527	875,366
Analog Devices, Inc.	1,611	323,183
ANSYS, Inc.(a)	237	76,997
Apple, Inc.	46,116	7,854,939
Applied Materials, Inc.	2,873	570,721
Autodesk, Inc.(a)	665	141,545
Broadcom, Inc.	1,354	1,760,566
Broadridge Financial Solutions, Inc.	663	128,231
Cadence Design Systems, Inc.(a)	810	223,260
Cognizant Technology Solutions Corporation - Class A	1,406	92,346
Crowdstrike Holdings, Inc. - Class A(a)	527	154,169
Datadog, Inc. - Class A(a)	690	86,595
Dell Technologies, Inc. - Class C	2,212	275,704
Electronic Arts, Inc.	751	95,242
Fair Isaac Corporation(a)	55	62,333
Fidelity National Information Services, Inc.	1,615	109,691
Fiserv, Inc.(a)	1,828	279,081
Fortinet, Inc.(a)	2,437	153,970
Hewlett Packard Enterprise Company	3,438	58,446
HP, Inc.	2,704	75,955
Intel Corporation	13,804	420,608
International Business Machines Corporation	2,930	486,966
Intuit, Inc.	912	570,565
KLA Corporation	443	305,355
Lam Research Corporation	456	407,851

The accompanying notes are an integral part of these financial statements.

Aptus Large Cap Enhanced Yield ETF

Schedule of Investments
April 30, 2024 (Continued)

	Shares	Value
COMMON STOCKS — 84.4% (Continued)
Technology — 24.1% (Continued)
Microchip Technology, Inc.	1,662	$152,871
Micron Technology, Inc.	3,371	380,788
Microsoft Corporation	23,437	9,124,728
Monolithic Power Systems, Inc.	112	74,965
MSCI, Inc.	236	109,926
NVIDIA Corporation	7,782	6,723,804
NXP Semiconductors NV	770	197,266
ON Semiconductor Corporation(a)	1,341	94,085
Oracle Corporation	4,803	546,341
Palantir Technologies, Inc. - Class A(a)	4,310	94,691
Paychex, Inc.	1,645	195,442
QUALCOMM, Inc.	3,571	592,250
Roper Technologies, Inc.	305	155,995
Salesforce, Inc.	3,209	863,028
ServiceNow, Inc.(a)	671	465,224
Snowflake, Inc. - Class A(a)	597	92,654
Synopsys, Inc.(a)	465	246,724
Take-Two Interactive Software, Inc.(a)	462	65,978
Texas Instruments, Inc.	2,941	518,851
		37,561,346
Utilities — 1.8%
Ameren Corporation	684	50,527
American Electric Power Company, Inc.	2,254	193,912
American Water Works Company, Inc.	516	63,117
Consolidated Edison, Inc.	1,680	158,592
Constellation Energy Corporation	964	179,246
Dominion Energy, Inc.	3,759	191,634
DTE Energy Company	526	58,028
Duke Energy Corporation	2,288	224,819
Edison International	1,000	71,060
Entergy Corporation	533	56,855
Eversource Energy	911	55,225
Exelon Corporation	4,309	161,932
FirstEnergy Corporation	1,463	56,091
NextEra Energy, Inc.	6,455	432,291
PG&E Corporation	9,764	167,062
PPL Corporation	1,869	51,323
Public Service Enterprise Group, Inc.	1,361	94,018
Sempra	2,652	189,963
Southern Company	3,221	236,744
WEC Energy Group, Inc.	817	67,517
COMMON STOCKS — 84.4% (Continued)
Utilities — 1.8% (Continued)
Xcel Energy, Inc.	1,547	83,120
		2,843,076
TOTAL COMMON STOCKS (Cost $120,053,683)		131,339,068

	Principal Amount
EQUITY-LINKED NOTES — 13.3%
Citigroup Global Markets Holdings, Inc., ELN, (linked to S&P 500 Index), 19.82%, 05/23/2024(b)	$5,000,000	5,054,228
GS Finance Corporation, ELN, (linked to S&P 500 Index), 17.75%, 05/08/2024(b)	5,200,000	5,047,530
RBC Capital Markets, LLC, ELN, (linked to S&P 500 Index), 19.04%, 05/30/2024(b)	5,700,000	5,668,080
UBS AG, ELN, (linked to S&P 500 Index), 22.00%, 05/15/2024(b)	5,000,000	4,953,191
TOTAL EQUITY-LINKED NOTES (Cost $20,900,000)		20,723,029

	Shares
SHORT-TERM INVESTMENTS — 2.6%
Money Market Funds — 2.6%
First American Treasury Obligations Fund - Class X, 5.21%(c)	4,023,870	4,023,870
TOTAL SHORT-TERM INVESTMENTS (Cost $4,023,870)		4,023,870

TOTAL INVESTMENTS — 100.3% (Cost $144,977,553)		$156,085,967
Liabilities in Excess of Other Assets — (0.3)%		(405,078)
TOTAL NET ASSETS — 100.0%		$155,680,889

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(c)	The rate shown represents the 7-day effective yield as of April 30, 2024.

The accompanying notes are an integral part of these financial statements.

Aptus ETFs

Statements of Assets and Liabilities

April 30, 2024

	Aptus Collared Investment Opportunity ETF	Aptus Defined Risk ETF	Aptus Drawdown Managed Equity ETF
ASSETS
Investments in unaffiliated securities, at value*	$853,154,100	$366,329,183	$157,186,249
Investments in affiliated securities, at value*	—	131,763,780	—
Deposit at broker for options	6,404,471	8,778,206	116,329
Receivable for capital shares sold	884,550	14,740,930	—
Dividends and interest receivable	449,612	66,216	88,416
Receivable for securities sold	170,955	—	—
Reclaims receivable	8,928	—	1,861
Total assets	861,072,616	521,678,315	157,392,855

LIABILITIES
Written options, at value (premiums received, $2,500,057, $0, $336,201)	2,620,295	—	300,000
Payable for securities purchased	880,836	13,810,886	—
Management fees payable	514,075	266,015	103,416
Total liabilities	4,015,206	14,076,901	403,416

NET ASSETS	$857,057,410	$507,601,414	$156,989,439

Net Assets Consist of:
Paid-in capital	$792,891,024	$617,883,747	$222,370,393
Total distributable earnings (accumulated deficit)	64,166,386	(110,282,333)	(65,380,954)
Net assets	$857,057,410	$507,601,414	$156,989,439

Net Asset Value:
Net assets	$857,057,410	$507,601,414	$156,989,439
Shares outstanding ^	24,525,000	19,800,000	3,891,755
Net asset value, offering and redemption price per share	$34.95	$25.64	$40.34

* Identified cost:
Investments in unaffiliated securities	$702,367,420	$376,883,324	$126,661,555
Investment in affiliated securities	—	133,575,750	—

^	No par value, unlimited number of shares authorized.

The accompanying notes are an integral part of these financial statements.

Aptus ETFs

Statements of Assets and Liabilities

April 30, 2024 (Continued)

	Opus Small Cap Value ETF	Aptus International Enhanced Yield ETF	Aptus Enhanced Yield ETF	Aptus Large Cap Enhanced Yield ETF
ASSETS
Investments in unaffiliated securities, at value*	$298,644,978	$168,453,708	$334,312,222	$156,085,967
Investments in affiliated securities, at value*	—	—	—	—
Deposit at broker for options	—	—	—	—
Receivable for capital shares sold	—	—	—	704,438
Dividends and interest receivable	137,195	254,581	2,076,454	241,262
Receivable for securities sold	518,401	5,294,064	10,698,326	4,960,133
Reclaims receivable	4,889	—	—	584
Total assets	299,305,463	174,002,353	347,087,002	161,992,384

LIABILITIES
Written options, at value (premiums received, $0, $0, $0, $0)	—	—	—	—
Payable for securities purchased	3,714,122	6,000,000	12,000,000	6,265,034
Management fees payable	182,113	50,211	160,035	46,461
Total liabilities	3,896,235	6,050,211	12,160,035	6,311,495

NET ASSETS	$295,409,228	$167,952,142	$334,926,967	$155,680,889

Net Assets Consist of:
Paid-in capital	$292,379,569	$200,363,326	$364,948,275	$146,571,972
Total distributable earnings (accumulated deficit)	3,029,659	(32,411,184)	(30,021,308)	9,108,917
Net assets	$295,409,228	$167,952,142	$334,926,967	$155,680,889

Net Asset Value:
Net assets	$295,409,228	$167,952,142	$334,926,967	$155,680,889
Shares outstanding ^	8,725,000	8,225,000	14,425,000	5,525,000
Net asset value, offering and redemption price per share	$33.86	$20.42	$23.22	$28.18

* Identified cost:
Investments in unaffiliated securities	$280,652,996	$159,928,512	$339,072,354	$144,977,553
Investment in affiliated securities	—	—	—	—

^	No par value, unlimited number of shares authorized.

The accompanying notes are an integral part of these financial statements.

Aptus ETFs

Statements of Operations

For the Year Ended April 30, 2024

	Aptus Collared Investment Opportunity ETF	Aptus Defined Risk ETF	Aptus Drawdown Managed Equity ETF
INCOME
Dividends from unaffiliated investments*	$8,834,708	$4,347,305	$2,519,099
Dividends from affiliated investments	—	14,111,577	—
Interest	232,421	762,348	89,740
Total investment income	9,067,129	19,221,230	2,608,839

EXPENSES
Management fees	4,801,940	3,220,348	1,341,993
Total expenses	4,801,940	3,220,348	1,341,993
Net investment income (loss)	4,265,189	16,000,882	1,266,846

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investments in unaffiliated securities	(30,928,634)	(25,645,041)	(16,153,314)
Investments in affiliated securities	—	(3,421,162)	—
In-kind redemptions on unaffiliated securities	33,479,694	(1,728,495)	14,687,345
In-kind redemptions on affiliated securities	—	(2,766,766)	—
Written options	6,634,962	14,941,891	4,413,783
Change in unrealized appreciation (depreciation) on:
Investments in unaffiliated securities	72,144,161	12,116,011	21,167,182
Investments in affiliated securities	—	(5,636,858)	—
Written options	346,816	(4,681,644)	(1,660,974)
Net realized and unrealized gain (loss) on investments	81,676,999	(16,822,064)	22,454,022
Net increase (decrease) in net assets resulting from operations	$85,942,188	$(821,182)	$23,720,868

*	Net of foreign withholding taxes	$—	$—	$—

The accompanying notes are an integral part of these financial statements.

Aptus ETFs

Statements of Operations

For the Year/Period Ended April 30, 2024 (Continued)

	Opus Small Cap Value ETF	Aptus International Enhanced Yield ETF	Aptus Enhanced Yield ETF	Aptus Large Cap Enhanced Yield ETF (1)
INCOME
Dividends from unaffiliated investments*	$5,339,383	$2,272,948	$19	$1,131,415
Dividends from affiliated investments	—	—	—	—
Interest	457,746	2,929,165	34,728,584	1,775,788
Total investment income	5,797,129	5,202,113	34,728,603	2,907,203

EXPENSES
Management fees	1,882,052	420,411	2,353,879	345,256
Total expenses	1,882,052	420,411	2,353,879	345,256
Net investment income (loss)	3,915,077	4,781,702	32,374,724	2,561,947

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investments in unaffiliated securities	(4,546,380)	(3,689,797)	(21,849,026)	(2,681,273)
Investments in affiliated securities	—	—	—	—
In-kind redemptions on unaffiliated securities	14,285,887	2,439,667	—	1,244,820
In-kind redemptions on affiliated securities	—	—	—	—
Written options	—	—	—	—
Change in unrealized appreciation (depreciation) on:
Investments in unaffiliated securities	12,112,820	2,917,094	(4,979,680)	11,108,414
Investments in affiliated securities	—	—	—	—
Written options	—	—	—	—
Net realized and unrealized gain (loss) on investments	21,852,327	1,666,964	(26,828,706)	9,671,961
Net increase (decrease) in net assets resulting from operations	$25,767,404	$6,448,666	$5,546,018	$12,233,908

*	Net of foreign withholding taxes	$39,526	$—	$—	$290

(1)	The Fund commenced operations on June 13, 2023. The information presented is from June 13, 2023 to April 30, 2024.

The accompanying notes are an integral part of these financial statements.

Aptus Collared Investment Opportunity ETF

Statements of Changes in Net Assets

	Year Ended April 30, 2024	Year Ended April 30, 2023
OPERATIONS
Net investment income (loss)	$4,265,189	$4,406,215
Net realized gain (loss) on investments and written options	9,186,022	(33,564,733)
Change in unrealized appreciation (depreciation) on investments and written options	72,490,977	45,452,299
Net increase (decrease) in net assets resulting from operations	85,942,188	16,293,781

DISTRIBUTIONS TO SHAREHOLDERS
Net distributions to shareholders	(4,472,807)	(7,687,025)
Total distributions to shareholders	(4,472,807)	(7,687,025)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	300,054,968	226,161,150
Payments for shares redeemed	(111,172,865)	(50,295,320)
Net increase (decrease) in net assets derived from capital share transactions (a)	188,882,103	175,865,830
Net increase (decrease) in net assets	$270,351,484	$184,472,586

NET ASSETS
Beginning of year	$586,705,926	$402,233,340
End of year	$857,057,410	$586,705,926

(a)	A summary of capital share transactions is as follows:

	Shares	Shares
Shares sold	8,750,000	7,650,000
Shares redeemed	(3,575,000)	(1,700,000)
Net increase (decrease)	5,175,000	5,950,000

The accompanying notes are an integral part of these financial statements.

Aptus Defined Risk ETF

Statements of Changes in Net Assets

	Year Ended April 30, 2024	Year Ended April 30, 2023
OPERATIONS
Net investment income (loss)	$16,000,882	$18,443,526
Net realized gain (loss) on investments and written options	(18,619,573)	(69,337,112)
Change in unrealized appreciation (depreciation) on investments and written options	1,797,509	28,382,277
Net increase (decrease) in net assets resulting from operations	(821,182)	(22,511,309)

DISTRIBUTIONS TO SHAREHOLDERS
Net distributions to shareholders	(16,700,472)	(17,431,596)
Total distributions to shareholders	(16,700,472)	(17,431,596)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	178,953,598	112,734,745
Payments for shares redeemed	(316,730,863)	(313,261,710)
Net increase (decrease) in net assets derived from capital share transactions (a)	(137,777,265)	(200,526,965)
Net increase (decrease) in net assets	$(155,298,919)	$(240,469,870)

NET ASSETS
Beginning of year	$662,900,333	$903,370,203
End of year	$507,601,414	$662,900,333

(a)	A summary of capital share transactions is as follows:

	Shares	Shares
Shares sold	7,000,000	4,300,000
Shares redeemed	(12,950,000)	(12,000,000)
Net increase (decrease)	(5,950,000)	(7,700,000)

The accompanying notes are an integral part of these financial statements.

Aptus Drawdown Managed Equity ETF

Statements of Changes in Net Assets

	Year Ended April 30, 2024	Year Ended April 30, 2023
OPERATIONS
Net investment income (loss)	$1,266,846	$2,560,114
Net realized gain (loss) on investments and written options	2,947,814	(829,802)
Change in unrealized appreciation (depreciation) on investments and written options	19,506,208	(29,828,523)
Net increase (decrease) in net assets resulting from operations	23,720,868	(28,098,211)

DISTRIBUTIONS TO SHAREHOLDERS
Net distributions to shareholders	(1,371,611)	(2,468,669)
Total distributions to shareholders	(1,371,611)	(2,468,669)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	10,095,248	70,740,335
Payments for shares redeemed	(78,713,240)	(200,934,415)
Net increase (decrease) in net assets derived from capital share transactions (a)	(68,617,992)	(130,194,080)
Net increase (decrease) in net assets	$(46,268,735)	$(160,760,960)

NET ASSETS
Beginning of year	$203,258,174	$364,019,134
End of year	$156,989,439	$203,258,174

(a)	A summary of capital share transactions is as follows:

	Shares	Shares
Shares sold	275,000	2,050,000
Shares redeemed	(2,175,000)	(5,800,000)
Net increase (decrease)	(1,900,000)	(3,750,000)

The accompanying notes are an integral part of these financial statements.

Opus Small Cap Value ETF

Statements of Changes in Net Assets

	Year Ended April 30, 2024	Year Ended April 30, 2023
OPERATIONS
Net investment income (loss)	$3,915,077	$3,141,816
Net realized gain (loss) on investments	9,739,507	(3,669,119)
Change in unrealized appreciation (depreciation) on investments	12,112,820	(60,737)
Net increase (decrease) in net assets resulting from operations	25,767,404	(588,040)

DISTRIBUTIONS TO SHAREHOLDERS
Net distributions to shareholders	(3,921,020)	(2,979,351)
Total distributions to shareholders	(3,921,020)	(2,979,351)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	98,324,280	82,471,160
Payments for shares redeemed	(70,406,415)	(20,681,575)
Net increase (decrease) in net assets derived from capital share transactions (a)	27,917,865	61,789,585
Net increase (decrease) in net assets	$49,764,249	$58,222,194

NET ASSETS
Beginning of year	$245,644,979	$187,422,785
End of year	$295,409,228	$245,644,979

(a)	A summary of capital share transactions is as follows:

	Shares	Shares
Shares sold	2,925,000	2,650,000
Shares redeemed	(2,175,000)	(650,000)
Net increase (decrease)	750,000	2,000,000

The accompanying notes are an integral part of these financial statements.

Aptus International Enhanced Yield ETF

Statements of Changes in Net Assets

	Year Ended April 30, 2024	Year Ended April 30, 2023
OPERATIONS
Net investment income (loss)	$4,781,702	$2,773,743
Net realized gain (loss) on investments	(1,250,130)	(37,705,884)
Change in unrealized appreciation (depreciation) on investments	2,917,094	26,976,397
Net increase (decrease) in net assets resulting from operations	6,448,666	(7,955,744)

DISTRIBUTIONS TO SHAREHOLDERS
Net distributions to shareholders	(4,192,887)	(2,767,957)
Total distributions to shareholders	(4,192,887)	(2,767,957)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	142,364,368	29,881,365
Payments for shares redeemed	(38,774,858)	(98,959,565)
Net increase (decrease) in net assets derived from capital share transactions (a)	103,589,510	(69,078,200)
Net increase (decrease) in net assets	$105,845,289	$(79,801,901)

NET ASSETS
Beginning of year	$62,106,853	$141,908,754
End of year	$167,952,142	$62,106,853

(a)	A summary of capital share transactions is as follows:

	Shares	Shares
Shares sold	7,125,000	1,500,000
Shares redeemed	(2,000,000)	(5,050,000)
Net increase (decrease)	5,125,000	(3,550,000)

The accompanying notes are an integral part of these financial statements.

Aptus Enhanced Yield ETF

Statements of Changes in Net Assets

	Year Ended April 30, 2024	Period Ended April 30, 2023 (1)
OPERATIONS
Net investment income (loss)	$32,374,724	$10,982,472
Net realized gain (loss) on investments	(21,849,026)	(4,215,593)
Change in unrealized appreciation (depreciation) on investments	(4,979,680)	219,548
Net increase (decrease) in net assets resulting from operations	5,546,018	6,986,427

DISTRIBUTIONS TO SHAREHOLDERS
Net distributions to shareholders	(32,408,776)	(10,144,977)
Total distributions to shareholders	(32,408,776)	(10,144,977)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	183,922,805	376,653,195
Payments for shares redeemed	(184,337,955)	(11,289,770)
Net increase (decrease) in net assets derived from capital share transactions (a)	(415,150)	365,363,425
Net increase (decrease) in net assets	$(27,277,908)	$362,204,875

NET ASSETS
Beginning of year/period	$362,204,875	$—
End of year/period	$334,926,967	$362,204,875

(a)	A summary of capital share transactions is as follows:

	Shares	Shares
Shares sold	7,575,000	15,050,000
Shares redeemed	(7,750,000)	(450,000)
Net increase (decrease)	(175,000)	14,600,000

(1)	The Fund commenced operations on October 31, 2022. The information presented is from October 31, 2022 to April 30, 2023.

The accompanying notes are an integral part of these financial statements.

Aptus Large Cap Enhanced Yield ETF

Statement of Changes in Net Assets

Period Ended April 30, 2024 (1)
OPERATIONS
Net investment income (loss)	$2,561,947
Net realized gain (loss) on investments	(1,436,453)
Change in unrealized appreciation (depreciation) on investments	11,108,414
Net increase (decrease) in net assets resulting from operations	12,233,908

DISTRIBUTIONS TO SHAREHOLDERS
Net distributions to shareholders	(2,140,999)
Total distributions to shareholders	(2,140,999)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	166,468,920
Payments for shares redeemed	(20,880,940)
Net increase (decrease) in net assets derived from capital share transactions (a)	145,587,980
Net increase (decrease) in net assets	$155,680,889

NET ASSETS
Beginning of period	$—
End of period	$155,680,889

(a)	A summary of capital share transactions is as follows:

Shares
Shares sold	6,325,000
Shares redeemed	(800,000)
Net increase (decrease)	5,525,000

(1)	The Fund commenced operations on June 13, 2023. The information presented is from June 13, 2023 to April 30, 2024.

The accompanying notes are an integral part of these financial statements.

Aptus Collared Investment Opportunity ETF

Financial Highlights

For a capital share outstanding throughout the year/period

	Year Ended April 30,				Period Ended April 30,
	2024	2023	2022	2021	2020(1)
Net asset value, beginning of year/period	$30.32	$30.02	$29.67	$24.04	$25.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (2)	0.23	0.26	0.19	0.27	0.49
Net realized and unrealized gain (loss) on investments (6)	4.64	0.47	0.34	5.61	(1.01)
Total from investment operations	4.87	0.73	0.53	5.88	(0.52)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(0.24)	(0.24)	(0.18)	(0.25)	(0.44)
From realized gains	—	(0.19)	—	—	—
Total distributions to shareholders	(0.24)	(0.43)	(0.18)	(0.25)	(0.44)

Net asset value, end of year/period	$34.95	$30.32	$30.02	$29.67	$24.04

Total return	16.10%	2.53%	1.78%	24.57%	-2.14	%(3)

SUPPLEMENTAL DATA:
Net assets at end of year/period (000’s)	$857,057	$586,706	$402,233	$201,742	$112,970

RATIOS TO AVERAGE NET ASSETS:
Expenses to average net assets	0.79%	0.79%	0.79%	0.79%	0.79	%(4)
Net investment income (loss) to average net assets	0.70%	0.88%	0.60%	0.99%	2.46	%(4)
Portfolio turnover rate (5)	24%	69%	48%	46%	170	%(3)

(1)	Commencement of operations on July 9, 2019.
(2)	Calculated based on average shares outstanding during the year/period.
(3)	Not annualized.
(4)	Annualized.
(5)	Excludes the impact of in-kind transactions.
(6)

Net realized and unrealized gain (loss) per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gain (loss) in the Statements of Operations due to share transactions for the period.

The accompanying notes are an integral part of these financial statements.

Aptus Defined Risk ETF

Financial Highlights
For a capital share outstanding throughout the year

	Year Ended April 30,
	2024	2023	2022		2021		2020
Net asset value, beginning of year	$25.74	$27.01	$29.37		$29.38		$26.51

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (1)(2)	0.86	0.62	0.23		0.32		0.55
Net realized and unrealized gain (loss) on investments (6)	(0.03)	(1.28)	(1.86)		1.31		3.14
Total from investment operations	0.83	(0.66)	(1.63)		1.63		3.69

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(0.93)	(0.61)	(0.20)		(0.33)		(0.50)
From realized gains	—	—	(0.53)		(1.31)		(0.32)
Total distributions to shareholders	(0.93)	(0.61)	(0.73)		(1.64)		(0.82)

Net asset value, end of year	$25.64	$25.74	$27.01		$29.37		$29.38

Total return	3.37%	-2.39%	-5.73%		5.62%		14.12%

SUPPLEMENTAL DATA:
Net assets at end of year (000’s)	$507,601	$662,900	$903,370		$656,363		$260,029

RATIOS TO AVERAGE NET ASSETS:
Expenses to average net assets (3)	0.69%	0.69%	0.70	%(4)	0.70	%(4)	0.69%
Net investment income (loss) to average net assets (2)	3.43%	2.39%	0.79	%(4)	1.07	%(4)	1.97%
Portfolio turnover rate (5)	48%	119%	69%		28%		78%

(1)	Calculated based on average shares outstanding during the year.
(2)

Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests. The ratio does not include net investment income of the underlying investment companies in which the Fund invests.

(3)	Does not include expenses of the investment companies in which the Fund invests.
(4)	Includes broker interest expense of 0.01%.
(5)	Excludes the impact of in-kind transactions.
(6)

Net realized and unrealized gain (loss) per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gain (loss) in the Statements of Operations due to share transactions for the period.

The accompanying notes are an integral part of these financial statements.

Aptus Drawdown Managed Equity ETF

Financial Highlights
For a capital share outstanding throughout the year

	Year Ended April 30,
	2024	2023	2022	2021	2020
Net asset value, beginning of year	$35.09	$38.15	$38.72	$30.23	$29.82

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (1)	0.28	0.29	0.11	0.10	0.28
Net realized and unrealized gain (loss) on investments (3)	5.28	(3.06)	(0.58)	8.52	0.39
Total from investment operations	5.56	(2.77)	(0.47)	8.62	0.67

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(0.31)	(0.29)	(0.10)	(0.12)	(0.26)
Tax return of capital to shareholders	—	—	—	(0.01)	—
Total distributions to shareholders	(0.31)	(0.29)	(0.10)	(0.13)	(0.26)

Net asset value, end of year	$40.34	$35.09	$38.15	$38.72	$30.23

Total return	15.88%	-7.24%	-1.23%	28.59%	2.27%

SUPPLEMENTAL DATA:
Net assets at end of year (000’s)	$156,989	$203,258	$364,019	$222,333	$131,249

RATIOS TO AVERAGE NET ASSETS:
Expenses to average net assets	0.79%	0.79%	0.79%	0.79%	0.79%
Net investment income (loss) to average net assets	0.75%	0.83%	0.27%	0.29%	0.94%
Portfolio turnover rate (2)	20%	64%	43%	48%	230%

(1)	Calculated based on average shares outstanding during the year.
(2)	Excludes the impact of in-kind transactions.
(3)

Net realized and unrealized gain (loss) per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statements of Operations due to share transactions for the period.

The accompanying notes are an integral part of these financial statements.

Opus Small Cap Value ETF

Financial Highlights
For a capital share outstanding throughout the year

	Year Ended April 30,
	2024	2023	2022	2021	2020
Net asset value, beginning of year	$30.80	$31.37	$33.07	$20.41	$25.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (1)	0.53	0.46	0.22	0.21	0.48
Net realized and unrealized gain (loss) on investments (4)	3.07	(0.59)	(1.59)	12.69	(4.53)
Total from investment operations	3.60	(0.13)	(1.37)	12.90	(4.05)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(0.54)	(0.44)	(0.21)	(0.20)	(0.49)
From realized gains	—	—	(0.12)	—	—
Tax return of capital to shareholders	—	—	—	(0.04)	(0.05)
Total distributions to shareholders	(0.54)	(0.44)	(0.33)	(0.24)	(0.54)

CAPITAL SHARE TRANSACTIONS
Transaction fees (Note 8)	—	—	—	—	0.00 (2)

Net asset value, end of year	$33.86	$30.80	$31.37	$33.07	$20.41

Total return	11.75%	-0.39%	-4.25%	63.49%	-16.46%

SUPPLEMENTAL DATA:
Net assets at end of year (000’s)	$295,409	$245,645	$187,423	$106,660	$44,393

RATIOS TO AVERAGE NET ASSETS:
Expenses to average net assets	0.79%	0.79%	0.79%	0.79%	0.79%
Net investment income (loss) to average net assets	1.64%	1.49%	0.67%	0.77%	1.94%
Portfolio turnover rate (3)	19%	35%	45%	65%	56%

(1)	Calculated based on average shares outstanding during the year.
(2)	Less than $0.005.
(3)	Excludes the impact of in-kind transactions.
(4)

Net realized and unrealized gain (loss) per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statements of Operations due to share transactions for the period.

The accompanying notes are an integral part of these financial statements.

Aptus International Enhanced Yield ETF

Financial Highlights
For a capital share outstanding throughout the year/period

	Year Ended April 30,			Period Ended April 30,
	2024		2023	2022(1)
Net asset value, beginning of year/period	$20.03		$21.34	$25.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (2)(3)	0.88		0.50	0.36
Net realized and unrealized gain (loss) on investments (8)	0.34		(1.31)	(3.68)
Total from investment operations	1.22		(0.81)	(3.32)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(0.83)		(0.50)	(0.34)
Total distributions to shareholders	(0.83)		(0.50)	(0.34)

Net asset value, end of year/period	$20.42		$20.03	$21.34

Total return	6.20%		-3.62%	-13.46	%(4)

SUPPLEMENTAL DATA:
Net assets at end of year/period (000’s)	$167,952		$62,107	$141,909

RATIOS TO AVERAGE NET ASSETS:
Expenses to average net assets (5)	0.39	%(9)	0.59%	0.59	%(6)
Net investment income (loss) to average net assets (3)	4.44%		2.52%	1.93	%(6)
Portfolio turnover rate (7)	16%		102%	2	%(4)

(1)	Commencement of operations on July 22, 2021.
(2)	Calculated based on average shares outstanding during the year/period.
(3)

Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests. The ratio does not include net investment income of the underlying investment companies in which the Fund invests.

(4)	Not annualized.
(5)	Does not include expenses of the investment companies in which the Fund invests.
(6)	Annualized.
(7)	Excludes the impact of in-kind transactions.
(8)

Net realized and unrealized gain (loss) per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statements of Operations due to share transactions for the period.

(9)	Effective May 1, 2023, the Adviser lowered its management fee for the Fund from 0.59% to 0.39%.

The accompanying notes are an integral part of these financial statements.

Aptus Enhanced Yield ETF

Financial Highlights
For a capital share outstanding throughout the year/period

	Year Ended April 30, 2024	Period Ended April 30, 2023 (1)
Net asset value, beginning of year/period	$24.81	$25.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (2)	1.96	1.26
Net realized and unrealized gain (loss) on investments (6)	(1.61)	(0.52)
Total from investment operations	0.35	0.74

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(1.94)	(0.93)
Total distributions to shareholders	(1.94)	(0.93)

Net asset value, end of year/period	$23.22	$24.81

Total return	1.44%	2.99	%(3)

SUPPLEMENTAL DATA:
Net assets at end of year/period (000’s)	$334,927	$362,205

RATIOS TO AVERAGE NET ASSETS:
Expenses to average net assets	0.59%	0.59	%(4)
Net investment income (loss) to average net assets	8.11%	10.13	%(4)
Portfolio turnover rate (5)	48%	0	%(3)

(1)	Commencement of operations on October 31, 2022.
(2)	Calculated based on average shares outstanding during the year/period.
(3)	Not annualized.
(4)	Annualized.
(5)	Excludes the impact of in-kind transactions.
(6)

Net realized and unrealized gain (loss) per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statements of Operations due to share transactions for the period.

The accompanying notes are an integral part of these financial statements.

Aptus Large Cap Enhanced Yield ETF

Financial Highlights
For a capital share outstanding throughout the period

	Period Ended April 30, 2024 (1)
Net asset value, beginning of period	$25.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (2)	0.68
Net realized and unrealized gain (loss) on investments (6)	2.96
Total from investment operations	3.64

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(0.46)
Total distributions to shareholders	(0.46)

Net asset value, end of period	$28.18

Total return	14.63	%(3)

SUPPLEMENTAL DATA:
Net assets at end of period (000’s)	$155,681

RATIOS TO AVERAGE NET ASSETS:
Expenses to average net assets	0.39	%(4)
Net investment income (loss) to average net assets	2.89	%(4)
Portfolio turnover rate (5)	13	%(3)

(1)	Commencement of operations on June 13, 2023.
(2)	Calculated based on average shares outstanding during the period.
(3)	Not annualized.
(4)	Annualized.
(5)	Excludes the impact of in-kind transactions.
(6)

Net realized and unrealized gain (loss) per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statements of Operations due to share transactions for the period.

The accompanying notes are an integral part of these financial statements.

Aptus ETFs

Notes to Financial Statements

April 30, 2024

NOTE 1 – ORGANIZATION

Aptus Collared Investment Opportunity ETF, Aptus Defined Risk ETF, Aptus Drawdown Managed Equity ETF, Opus Small Cap Value ETF, Aptus Enhanced Yield ETF, and Aptus Large Cap Enhanced Yield ETF are each a diversified series and Aptus International Enhanced Yield ETF is a non-diversified series (individually each a “Fund” or collectively the “Funds”) of ETF Series Solutions (“ESS” or the “Trust”), an open-end management investment company consisting of multiple investment series, organized as a Delaware statutory trust on February 9, 2012. The Trust is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and the offering of the Funds’ shares is registered under the Securities Act of 1933, as amended (the “Securities Act”).

The investment objective of Aptus Collared Investment Opportunity ETF is to seek current income and capital appreciation. The investment objective of Aptus Defined Risk ETF is to seek current income and capital appreciation. The investment objective of Aptus Drawdown Managed Equity ETF is to seek capital appreciation with downside protection. The investment objective of Opus Small Cap Value ETF is to seek capital appreciation. The investment objective of Aptus International Enhanced Yield ETF is to seek capital appreciation and current income. Prior to May 1, 2023, the name of Aptus International Enhanced Yield ETF was International Drawdown Managed Equity ETF where its investment objective was to seek capital appreciation with downside protection. The investment objective of Aptus Enhanced Yield ETF is to seek current income and capital preservation. The investment objective of Aptus Large Cap Enhanced Yield ETF is to seek capital appreciation and current income. The table below shows the date each fund commenced operations:

Fund	Date of Commencement
Aptus Collared Investment Opportunity ETF	July 9, 2019
Aptus Defined Risk ETF	August 7, 2018
Aptus Drawdown Managed Equity ETF	June 8, 2016
Opus Small Cap Value ETF	July 17, 2018
Aptus International Enhanced Yield ETF	July 22, 2021
Aptus Enhanced Yield ETF	October 31, 2022
Aptus Large Cap Enhanced Yield ETF	June 13, 2023

The end of the reporting period for the Funds is April 30, 2024 and the period covered by these Notes to Financial Statements is the fiscal year from May 1, 2023 to April 30, 2024 for Aptus Collared Investment Opportunity ETF, Aptus Defined Risk ETF, Aptus Drawdown Equity ETF, Opus Small Cap Value ETF, Aptus International Enhanced Yield ETF and Aptus Enhanced Yield ETF, and the period from June 13, 2023 to April 30, 2024 for Aptus Large Cap Enhanced Yield ETF (each, respectively, the “current fiscal period”).

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The Funds are each an investment company and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 Financial Services – Investment Companies.

The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with generally accepted accounting principles in the United States of America (“U.S. GAAP”).

A.

Security Valuation. All equity securities, including domestic and foreign common stocks, preferred stocks, and exchange traded funds, that are traded on a national securities exchange, except those listed on the Nasdaq Global Market®, Nasdaq Global Select Market®, and the Nasdaq Capital Market® exchanges (collectively, “Nasdaq”) are valued at the last reported sale price on the exchange on which the security is principally traded. Securities traded on Nasdaq will be valued at the Nasdaq Official Closing Price (“NOCP”). If, on a particular day, an exchange-traded or Nasdaq security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market. If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used. Prices denominated in foreign currencies are converted to U.S. dollar equivalents at the current exchange rate, which approximates fair value.

Aptus ETFs

Notes to Financial Statements
April 30, 2024 (Continued)

Investments in mutual funds, including money market funds, are valued at their net asset value (“NAV”) per share.

Exchange traded options are valued at the composite mean price, which calculates the mean of the highest bid price and lowest asked price across the exchanges where the option is principally traded. On the last trading day prior to expiration, expiring options will be priced at intrinsic value.

Debt securities, including short-term debt instruments having a maturity of less than 60 days, are valued in accordance with prices provided by a pricing service. Pricing services may use various valuation methodologies such as the mean between the bid and asked prices, matrix pricing and other analytical pricing models as well as market transactions and dealer quotation.

Securities for which quotations are not readily available are valued at their respective fair values in accordance with pricing procedures adopted by the Funds’ Board of Trustees (the “Board”). When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Board. The use of fair value pricing by the Funds may cause the NAV of their shares to differ significantly from the NAV that would be calculated without regard to such considerations.

As described above, the Funds utilize various methods to measure the fair value of their investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

Level 2 –

Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –

Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Funds’ investments as of the end of the current fiscal period:

Aptus Collared Investment Opportunity ETF

Assets^	Level 1	Level 2	Level 3	Total
Common Stocks	$843,842,355	$—	$—	$843,842,355
Purchased Options	—	6,967,475	—	6,967,475
Short-Term Investments	2,344,270	—	—	2,344,270
Total Investments in Securities	$846,186,625	$6,967,475	$—	$853,154,100

Liabilities^	Level 1	Level 2	Level 3	Total
Written Options	$167,250	$2,453,045	$—	$2,620,295
Total Written Options	$167,250	$2,453,045	$—	$2,620,295

^	See Schedule of Investments and Schedule of Written Options for further disaggregation of investment categories.

Aptus ETFs

Notes to Financial Statements
April 30, 2024 (Continued)

Aptus Defined Risk ETF

Assets^	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$475,639,419	$—	$—	$475,639,419
Purchased Options	—	16,079,500	—	16,079,500
Short-Term Investments	6,374,044	—	—	6,374,044
Total Investments in Securities	$482,013,463	$16,079,500	$—	$498,092,963

^	See Schedule of Investments for further disaggregation of investment categories.

Aptus Drawdown Managed Equity ETF

Assets^	Level 1	Level 2	Level 3	Total
Common Stocks	$155,608,992	$—	$—	$155,608,992
Purchased Options	—	950,000	—	950,000
Short-Term Investments	627,257	—	—	627,257
Total Investments in Securities	$156,236,249	950,000	$—	$157,186,249

Liabilities^	Level 1	Level 2	Level 3	Total
Written Options	$—	$300,000	$—	$300,000
Total Written Options	$—	$300,000	$—	$300,000

^	See Schedule of Investments and Schedule of Written Options for further disaggregation of investment categories.

Opus Small Cap Value ETF

Assets^	Level 1	Level 2	Level 3	Total
Common Stocks	$289,396,084	$—	$—	$289,396,084
Short-Term Investments	9,248,894	—	—	9,248,894
Total Investments in Securities	$298,644,978	$—	$—	$298,644,978

^	See Schedule of Investments for breakout of investments by sector classification.

Aptus International Enhanced Yield ETF

Assets^	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$143,649,838	$—	$—	$143,649,838
Equity-Linked Notes	—	22,258,315	—	22,258,315
Short-Term Investments	2,545,555	—	—	2,545,555
Total Investments in Securities	$146,195,393	$22,258,315	$—	$168,453,708

^	See Schedule of Investments for further disaggregation of investment categories.

Aptus Enhanced Yield ETF

Assets^	Level 1	Level 2	Level 3	Total
U.S. Treasury Obligations	$—	$230,249,266	$—	$230,249,266
Equity-Linked Notes	—	47,319,246	—	47,319,246
Short-Term Investments	32,277,127	24,466,583	—	56,743,710
Total Investments in Securities	$32,277,127	$302,035,095	$—	$334,312,222

^	See Schedule of Investments for further disaggregation of investment categories.

Aptus ETFs

Notes to Financial Statements
April 30, 2024 (Continued)

Aptus Large Cap Enhanced Yield ETF

Assets^	Level 1	Level 2	Level 3	Total
Common Stocks	$131,339,068	$—	$—	$131,339,068
Equity-Linked Notes	—	20,723,029	—	20,723,029
Short-Term Investments	4,023,870	—	—	4,023,870
Total Investments in Securities	$135,362,938	$20,723,029	$—	$156,085,967

^	See Schedule of Investments for further disaggregation of investment categories.

During the current fiscal period, the Funds did not recognize any transfers to or from Level 3.

B.

Equity-Linked Notes (“ELNs”). Aptus International Enhanced Yield ETF, Aptus Enhanced Yield ETF and Aptus Large Cap Enhanced Yield ETF invested in ELNs. These are hybrid derivative-type instruments that are specially designed to combine the characteristics of one or more reference securities and a related equity derivative, such as a put or call option, in a single note form. ELNs are unsecured debt obligations of an issuer and may not be publicly listed or traded on an exchange. ELNs are valued daily by a pricing service, based on the terms and underlying securities of the ELN, which have been provided by the Adviser. These notes have a coupon which is accrued and recorded as Interest income on the Statements of Operations. Changes in the value of ELNs are recorded as Change in net unrealized appreciation or depreciation on the Statements of Operations. A Fund realizes a gain or loss when an ELN is sold or matures, which is recorded as Net realized gain (loss) on investments in the Statements of Operations.

C.

Federal Income Taxes. The Funds’ policy is to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of their net investment income and net capital gains to shareholders. Therefore, no federal income tax provision is required. The Funds plan to file U.S. Federal and applicable state and local tax returns.

Each Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed each Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expenses in the Statements of Operations. During the current fiscal period, the Funds did not incur any interest or penalties.

D.

Security Transactions and Investment Income. Investment securities transactions are accounted for on the trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income or separately disclosed, if any, are recorded at the fair value of the security received. Withholdings taxes on foreign dividends, if any, have been provided for in accordance with the Funds’ understanding of the applicable tax rules and regulations. Interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are accreted and amortized using the effective yield method.

Distributions received from the Funds’ investments in real estate investment Trusts (“REITs”) may be characterized as ordinary income, net capital gain, or a return of capital. The proper characterization of REIT distributions is generally not known until after the end of each calendar year. As such, the Funds must use estimates in reporting the character of their income and distributions received during the current calendar year for financial statement purposes. The actual character of distributions to the Funds’ shareholders will be reflected on the Form 1099 received by shareholders after the end of the calendar year. Due to the nature of REIT investments, a portion of the distributions received by the Funds’ shareholders may represent a return of capital.

E.

Distributions to Shareholders. Distributions to shareholders from net investment income are declared and paid at least annually. Distributions to shareholders from net realized gains are declared and paid on an annual basis. Distributions are recorded on the ex-dividend date.

Aptus ETFs

Notes to Financial Statements
April 30, 2024 (Continued)

F.

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

G.

Share Valuation. The NAV per share of each Fund is calculated by dividing the sum of the value of the securities held by each Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by the total number of outstanding shares for each Fund, rounded to the nearest cent. The Funds’ shares will not be priced on the days on which the New York Stock Exchange (“NYSE”) is closed for trading. The offering and redemption price per share of each Fund is equal to each Fund’s NAV per share.

H.

Guarantees and Indemnifications. In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

I.

Reclassification of Capital Accounts. U.S. GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share.

The permanent differences primarily relate to differing book and tax treatment for redemptions in-kind. For the fiscal year/period ended April 30, 2024, the following table shows the reclassifications made:

	Distributable Earnings (Accumulated Deficit)	Paid-In Capital
Aptus Collared Investment Opportunity ETF	$(33,271,521)	$33,271,521
Aptus Defined Risk ETF	5,200,491	(5,200,491)
Aptus Drawdown Managed Equity ETF	(13,271,598)	13,271,598
Opus Small Cap Value ETF	(14,149,792)	14,149,792
Aptus International Enhanced Yield ETF	(2,439,667)	2,439,667
Aptus Enhanced Yield ETF	—	—
Aptus Large Cap Enhanced Yield ETF	(983,992)	983,992

J.

Subsequent Events. In preparing these financial statements, management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. There were no events or transactions that occurred during the period subsequent to the end of the current fiscal period that materially impacted the amounts or disclosures in the Funds’ financial statements.

NOTE 3 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

Aptus Capital Advisors, LLC (the “Adviser”), serves as the investment adviser to the Funds. Pursuant to the Investment Advisory Agreement (the “Advisory Agreement”), between the Trust, on behalf of the Funds, and the Adviser, the Adviser provides investment advice to the Funds and oversees the day-to-day operations of the Funds, subject to the direction and control of the Board and the officers of the Trust.

Under the Advisory Agreement, the Adviser has agreed to pay all expenses incurred by the Funds except for: the fee paid to the Adviser pursuant to the Advisory Agreement, interest charges on any borrowings, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities

Aptus ETFs

Notes to Financial Statements
April 30, 2024 (Continued)

and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, and distribution (12b-1) fees and expenses. For services provided to the Funds, the Funds pay the Adviser a unified management fee which is calculated daily and paid monthly based on each Fund’s average daily net assets:

Aptus Collared Investment Opportunity ETF	0.79%
Aptus Defined Risk ETF	0.69%
Aptus Drawdown Managed Equity ETF	0.79%
Opus Small Cap Value ETF	0.79%
Aptus International Enhanced Yield ETF	0.39%
Aptus Enhanced Yield ETF	0.59%
Aptus Large Cap Enhanced Yield ETF	0.39%

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services, LLC (“Fund Services” or “Administrator”), acts as the Funds’ Administrator and, in that capacity, performs various administrative and accounting services for the Funds. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund, including regulatory compliance monitoring and financial reporting; prepares reports and materials to be supplied to the Board; monitors the activities of the Funds’ Custodian, transfer agent, and fund accountant. Fund Services also serves as the transfer agent and fund accountant to the Funds. U.S. Bank N.A. (the “Custodian”), an affiliate of Fund Services, serves as the Funds’ Custodian.

All officers of the Trust are affiliated with the Administrator and Custodian.

NOTE 4 – PURCHASES AND SALES OF SECURITIES

During the current fiscal period, purchases and sales of securities by the Funds, excluding options, short-term securities and in-kind transactions, were as follows:

	Purchases	Sales
Aptus Collared Investment Opportunity ETF	$148,932,602	$178,147,219
Aptus Defined Risk ETF	212,352,867	225,954,321
Aptus Drawdown Managed Equity ETF	33,384,649	42,255,393
Opus Small Cap Value ETF	50,310,595	44,375,174
Aptus International Enhanced Yield ETF	15,418,662	29,554,183
Aptus Enhanced Yield ETF	201,574,688	103,991,720
Aptus Large Cap Enhanced Yield ETF	11,728,003	32,775,950

There were no purchases or sales of U.S. Government securities in Aptus Collared Investment Opportunity ETF, Aptus Defined Risk ETF, Aptus Drawdown Managed Equity ETF, Opus Small Cap Value ETF, Aptus International Enhanced Yield ETF, and Aptus Large Cap Enhanced Yield ETF during the current fiscal period. Included in the amounts for Aptus Enhanced Yield ETF there were $201,574,688 of purchases and $103,991,720 of sales of long-term U.S. Government securities during the current fiscal period.

Aptus ETFs

Notes to Financial Statements
April 30, 2024 (Continued)

During the current fiscal period, in-kind transactions associated with creations and redemptions were as follows:

	In-Kind Purchases	In-Kind Sales
Aptus Collared Investment Opportunity ETF	$293,239,874	$108,715,157
Aptus Defined Risk ETF	164,671,456	295,420,984
Aptus Drawdown Managed Equity ETF	9,862,881	76,997,519
Opus Small Cap Value ETF	94,852,908	67,487,877
Aptus International Enhanced Yield ETF	125,737,034	34,606,669
Aptus Enhanced Yield ETF	—	—
Aptus Large Cap Enhanced Yield ETF	157,041,486	16,211,734

NOTE 5 – TRANSACTIONS WITH AFFILIATED SECURITIES

Investments in issuers considered to be affiliate(s) of the Funds during the current fiscal period for purposes of Section 2(a)(3) of the 1940 Act were as follows:

Aptus Defined Risk ETF
Affiliated Issuer	Value at 4/30/2023		Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 4/30/2024
Invesco BulletShares 2029 Corporate Bond ETF*	$27,573,140		$15,661,782	$(17,921,609)	$(48,213)	$(873,399)	$24,391,701
Invesco BulletShares 2030 Corporate Bond ETF*	28,980,629		24,228,571	(18,303,680)	78,995	(1,195,663)	33,788,852
Invesco BulletShares 2031 Corporate Bond ETF	22,149,049		15,643,033	(12,866,710)	135,439	(922,116)	24,138,695
Invesco BulletShares 2032 Corporate Bond ETF	—		30,824,757	—	—	(681,696)	30,143,061
iShares iBonds Dec 2027 Term Corporate ETF*	100,888,345		32,308,352	(84,664,866)	(4,497,737)	2,724,726	46,758,820
iShares iBonds Dec 2028 Term Corporate ETF*	101,347,100		22,367,112	(69,608,713)	(2,095,383)	(143,238)	51,866,878
iShares iBonds Dec 2029 Term Corporate ETF*	54,988,747		19,828,034	(28,196,617)	(740,783)	(703,371)	45,176,010
iShares iBonds Dec 2030 Term Corporate ETF*	40,994,655		16,079,460	(21,075,237)	(266,890)	(1,151,242)	34,580,746
iShares iBonds Dec 2031 Term Corporate ETF	34,187,354		50,296,608	(38,092,284)	422,835	(1,846,906)	44,967,607
iShares iBonds Dec 2032 Term Corporate ETF	—		77,106,924	(44,198,944)	202,154	(595,716)	32,514,418
iShares iBonds Dec 2033 Term Corporate ETF*	—		18,627,108	(8,781,180)	621,655	(248,237)	10,219,346
	$411,109,019	**			$(6,187,928)	$(5,636,858)	$378,546,134	**

*	As of April 30, 2024, no longer considered to be an affiliate of the Fund.
**	Value of affiliates as of April 30, 2023 and April 30, 2024 were $411,109,019 and $131,763,780, respectively.

Aptus ETFs

Notes to Financial Statements
April 30, 2024 (Continued)

Affiliated Issuer (continued)	Shares Held at 4/30/2024	Dividend Income	Capital Gain Distributions from Underlying Funds
Invesco BulletShares 2029 Corporate Bond ETF*	1,361,904	$800,434	$—
Invesco BulletShares 2030 Corporate Bond ETF*	2,117,096	1,193,645	—
Invesco BulletShares 2031 Corporate Bond ETF	1,540,440	923,498	—
Invesco BulletShares 2032 Corporate Bond ETF	1,534,201	118,363	—
iShares iBonds Dec 2027 Term Corporate ETF*	1,986,356	1,689,600	—
iShares iBonds Dec 2028 Term Corporate ETF*	2,118,745	2,992,787	—
iShares iBonds Dec 2029 Term Corporate ETF*	2,020,394	1,844,626	—
iShares iBonds Dec 2030 Term Corporate ETF*	1,656,166	1,363,173	—
iShares iBonds Dec 2031 Term Corporate ETF	2,257,410	1,757,422	—
iShares iBonds Dec 2032 Term Corporate ETF	1,349,706	1,304,995	—
iShares iBonds Dec 2033 Term Corporate ETF*	414,074	123,034	—
		$14,111,577	$—

*	As of April 30, 2024, no longer considered to be an affiliate of the Fund.

NOTE 6 – INCOME TAX INFORMATION

The components of distributable earnings (accumulated deficit) and cost basis of investments for federal income tax purposes as of April 30, 2024 were as follows:

	Aptus Collared Investment Opportunity ETF		Aptus Defined Risk ETF	Aptus Drawdown Managed Equity ETF
Tax cost of investments	$705,422,486		$510,611,015	$130,088,086
Gross tax unrealized appreciation	167,980,473		311,240	34,165,980
Gross tax unrealized depreciation	(20,554,894)		(12,829,292)	(7,067,817)
Net tax unrealized appreciation (depreciation)	147,425,579		(12,518,052)	27,098,163
Undistributed ordinary income	60,447		1,408,210	13,942
Undistributed long-term capital gains	—		—	—
Other accumulated gain (loss)	(83,319,640	)(a)	(99,172,491)	(92,493,059	)(b)
Distributable earnings (accumulated deficit)	$64,166,386		$(110,282,333)	$(65,380,954)

(a)	Includes straddle loss deferral of $32,093,671
(b)	Includes straddle loss deferral of $3,315,787

Aptus ETFs

Notes to Financial Statements
April 30, 2024 (Continued)

	Opus Small Cap Value ETF	Aptus International Enhanced Yield ETF	Aptus Enhanced Yield ETF	Aptus Large Cap Enhanced Yield ETF
Tax cost of investments	$281,452,374	$160,167,986	$339,072,354	$145,659,927
Gross tax unrealized appreciation	36,429,017	8,749,327	217,160	15,362,330
Gross tax unrealized depreciation	(19,236,413)	(463,605)	(4,977,292)	(4,936,290)
Net tax unrealized appreciation (depreciation)	17,192,604	8,285,722	(4,760,132)	10,426,040
Undistributed ordinary income	287,070	442,445	803,443	420,675
Undistributed long-term capital gains	—	—	—	—
Other accumulated gain (loss)	(14,450,015)	(41,139,351)	(26,064,619)	(1,737,798)
Distributable earnings (accumulated deficit)	$3,029,659	$(32,411,184)	$(30,021,308)	$9,108,917

The difference between the cost basis for financial statement and federal income tax purposes was primarily due to the tax deferral of losses from wash sales and the mark-to-market on open Section 1256 options contracts. Unrealized appreciation (depreciation) on written equity options is included in gross tax unrealized appreciation (depreciation) on investments for Aptus Collared Investment Opportunity ETF. There was no difference between the cost basis for financial statement and federal income tax purposes for Aptus Enhanced Yield ETF.

A regulated investment company may elect for any taxable year to treat any portion of any qualified late year loss as arising on the first day of the next taxable year. Qualified late year losses are certain capital and ordinary losses which occur during the portion of the Funds’ taxable year subsequent to October 31 and December 31, respectively. At April 30, 2024, the Funds did not elect to defer any post-October capital losses or late-year ordinary losses.

As of April 30, 2024, the Funds had the following capital loss carryforwards with no expiration date:

	Short-Term	Long-Term
Aptus Collared Investment Opportunity ETF	$27,251,136	$23,974,833
Aptus Defined Risk ETF	55,250,941	43,921,550
Aptus Drawdown Managed Equity ETF	60,923,014	28,254,258
Opus Small Cap Value ETF	9,738,148	4,711,867
Aptus International Enhanced Yield ETF	19,734,380	21,404,971
Aptus Enhanced Yield ETF	26,004,898	59,721
Aptus Large Cap Enhanced Yield ETF	1,737,798	—

During the fiscal year/period ended April 30, 2024, the Funds did not utilize any short-term or long-term capital loss carryforwards that were available as of April 30, 2023. Utilization of capital loss carryforwards acquired by Aptus Drawdown Managed Equity ETF in connection with the reorganization during the fiscal year ended April 30, 2020 will be subject to limitations because of an ownership change.

Aptus ETFs

Notes to Financial Statements
April 30, 2024 (Continued)

The tax character of distributions paid by the Funds during the year/period ended April 30, 2024 and year/period ended April 30, 2023 was as follows:

	Year/Period(1) Ended April 30, 2024			Year/Period(2) Ended April 30, 2023
	Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
Aptus Collared Investment Opportunity ETF	$4,472,807	$—	$—	$7,687,025	$—	$—
Aptus Defined Risk ETF	16,700,472	—	—	17,431,596	—	—
Aptus Drawdown Managed Equity ETF	1,371,611	—	—	2,468,669	—	—
Opus Small Cap Value ETF	3,921,020	—	—	2,979,351	—	—
Aptus International Enhanced Yield ETF	4,192,887	—	—	2,767,957	—	—
Aptus Enhanced Yield ETF	32,408,776	—	—	10,144,977	—	—
Aptus Large Cap Enhanced Yield ETF	2,140,999	—	—	N/A	N/A	N/A

(1)	Information for Aptus Large Cap Enhanced Yield ETF is for the period from June 13, 2023 to April 30, 2024.
(2)	Information for Aptus Enhanced Yield ETF is for the period from October 31, 2022 to April 30, 2023.

NOTE 7 – ADDITIONAL DISCLOSURES ABOUT DERIVATIVE INSTRUMENTS

The following disclosures provide information on the Funds’ use of derivatives. The location and value of these instruments on the Statements of Assets and Liabilities and the realized gains and losses and changes in unrealized appreciation and depreciation on the Statements of Operations are included in the following tables.

The Funds may purchase put options on individual stocks, on an index tracking a portfolio of U.S. equity securities, or on one or more other ETFs that principally invest in U.S. equity securities, purchase call options on the Cboe Volatility Index®, or utilize a combination of purchased and written (sold) put options (known as a “spread”) to limit the Funds’ exposure to equity market declines. The Funds may write (sell) call options on individual stocks, on an index tracking a portfolio of U.S. equity securities, or on one or more other ETFs that principally invest in U.S. equity securities, or utilize a combination of purchased and written (sold) call options (spread) to generate premium from such options.

Aptus Collared Investment Opportunity ETF’s options collar strategy typically consists of two components: (i) selling covered call options on up to 100% of the equity securities held by the Fund to generate premium from such options, while (ii) simultaneously reinvesting a portion of such premium to buy put options on the same underlying equity securities, a U.S. equity ETF, or the U.S. Equity Index to “hedge” or mitigate the downside risk associated with owning equity securities. The Fund seeks to generate income from the combination of dividends received from the equity securities held by the Fund and premiums received from the sale of options. Additionally, the Fund may purchase put options or utilize a combination of purchased and written (sold) put options (known as a “spread”) on one or more equity securities, a U.S. equity ETF, or a U.S. Equity Index to “hedge” or mitigate the downside risk associated with owning equity securities.

Aptus Defined Risk ETF’s Equity Strategy seeks exposure to small-, mid-, and large-capitalization U.S. stocks by purchasing exchange-listed call options on individual stocks or depositary receipts (the “Underlying Individual Equities”), on one or more equity indexes, on one or more other ETFs that principally invest in U.S. equity securities (the “Underlying Equity ETFs”), or on one or more other U.S. fixed-income ETFs that provide exposure to either high yield or investment grade bonds (the “Underlying Bond ETFs”) (each, a “reference asset”). The Fund may utilize a combination of purchased and written (sold) call options (known as a “spread). Additionally, Underlying Equity ETFs, Underlying Bond ETFs, or equity indexes may be selected in lieu of or in addition to Underlying Individual Equities to adjust the balance of the Fund’s exposure across industries or to maintain the Fund’s equity exposure when the Adviser believes they present a better risk profile than Underlying Individual Equities. The Adviser may utilize a combination of purchased and written (sold) put or call options on the Cboe Volatility Index® (the “VIX® Index”). The VIX Index

Aptus ETFs

Notes to Financial Statements
April 30, 2024 (Continued)

reflects a calculation designed to produce a measure of constant, 30-day expected volatility of the U.S. stock market, derived from real-time, mid-quote prices of S&P 500® Index call and put options. The Adviser generally expects to invest less than 1% of the Fund’s net assets in VIX Index call and put options at the time of investment.

Aptus Drawdown Managed Equity ETF seeks to limit the Fund’s exposure to equity market declines primarily by purchasing exchange-listed put options on individual equity securities or on one or more equity indexes or ETFs (each, a “reference asset”) that track a portfolio of U.S. equity securities (“Equity Puts”). In addition to purchasing Equity Puts, the Adviser may write (sell) Equity Puts. The Adviser also may purchase or write (sell) exchange-listed call options on individual equity securities or on one or more equity indexes or ETFs (each, a “reference asset”) that track a portfolio of U.S. equity securities (“Equity Calls”). In addition to or in lieu of such Equity Puts or Equity Calls, the Adviser may utilize a combination of purchased and written (sold) put or call options (known as a “spread”) on individual equity securities, one or more equity indexes or ETFs, or the Cboe Volatility Index® (the “VIX® Index”). The VIX Index reflects a calculation designed to produce a measure of constant, 30-day expected volatility of the U.S. stock market, derived from real-time, mid-quote prices of S&P 500® Index call and put options. The Adviser generally expects to invest less than 1% of the Fund’s net assets in VIX Index call options at the time of investment.

When the Funds purchase a call or put option, an amount equal to the premium paid is included in the Statements of Assets and Liabilities as an investment and is subsequently adjusted to reflect the value of the option. If an option expires on the stipulated expiration date or if the Fund enters into a closing sale transaction, a gain or loss is realized. If the Funds exercise a call option, the cost of the security acquired is increased by the premium paid for the call. If the Funds exercise a put option, a gain or loss is realized from the sale of the underlying security, and the proceeds from such a sale are decreased by the premium originally paid. The risk associated with purchasing options is limited to the loss of the premium paid.

A written (sold) call option gives the seller the obligation to sell shares of the underlying asset at a specified price (“strike price”) at a specified date (“expiration date”). The writer (seller) of the call option receives an amount (premium) for writing (selling) the option. In the event the underlying asset appreciates above the strike price as of the expiration date, the writer (seller) of the call option will have to pay the difference between the value of the underlying asset and the strike price (which loss is offset by the premium initially received), and in the event the underlying asset declines in value, the call option may end up worthless and the writer (seller) of the call option retains the premium.

A written (sold) put option gives the seller the obligation to buy shares of the underlying asset at a specified price (“strike price”) at a specified date (“expiration date”). The writer (seller) of the put option receives an amount (premium) for writing (selling) the option. In the event the underlying asset depreciates below the strike price as of the expiration date, the writer (seller) of the put option pays the difference between the value of the underlying asset and the strike price (which loss is offset by the premium initially received), and in the event the underlying asset appreciates in value, the put option may end up worthless and the writer (seller) of the call option retains the premium.

When the Funds write an option, an amount equal to the premium received by the Funds is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Funds on the expiration date as realized gains from options written. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Funds have realized a gain or loss. The Funds, as a writer of an option, bear the market risk of an unfavorable change in the price of the security underlying the written option.

For financial statement purposes, cash held at the broker for options is included in the Statements of Assets and Liabilities as deposits at broker for written options. Broker interest received and paid by the Funds, if any, is included as interest income and expense, respectively, in the Statements of Operations. As collateral for its written options, the Aptus Drawdown Managed Equity ETF maintains segregated assets consisting of cash, cash equivalents, or liquid securities (e.g. Permissible Assets). Segregated cash is included as restricted cash for options in the Statement of Assets and Liabilities. The Adviser may earmark or instruct the Fund’s custodian to segregate Permissible Assets in an amount at least equal to the market value, calculated on a daily basis, of the written options. Alternatively, a written call option contract can be “covered” through (a) ownership of the underlying instruments or (b) ownership of an option on such instruments at an exercise price equal to or lower than the exercise price of the

Aptus ETFs

Notes to Financial Statements
April 30, 2024 (Continued)

short option, and a written put option contract can be “covered” (a) through ownership of a put option with an exercise price at least equal to the Fund’s delivery or purchase obligation or (b) through selling short the underlying instrument at a price at least equal to the Fund’s purchase obligation.

The average monthly value of derivative activity during the current fiscal period was as follows:

Purchased Options	Average Value
Aptus Collared Investment Opportunity ETF	$3,889,575
Aptus Defined Risk ETF	19,691,771
Aptus Drawdown Managed Equity ETF	745,903

Written Options
Aptus Collared Investment Opportunity ETF	$(2,057,843)
Aptus Defined Risk ETF	(533,004)
Aptus Drawdown Managed Equity ETF	(351,957)

Due to the absence of a master netting agreement related to the Funds’ participation in purchasing and writing options, no additional offsetting disclosures have been made on behalf of the Funds.

As the Funds value their derivatives at fair value and recognize changes in fair value through the Statements of Operations, they do not qualify for hedge accounting under authoritative guidance for derivative instruments. The Funds’ investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of these disclosures.

The effect of derivative instruments on the Statements of Assets and Liabilities for the current fiscal period, is as follows:

		Asset Derivatives
Fund	Derivatives Investment Type	Statement of Assets and Liabilities Location	Value
Aptus Collared Investment Opportunity ETF	Equity Contracts - Purchased Options	Investments in unaffiliated securities, at value	$6,967,475
Aptus Defined Risk ETF	Equity Contracts - Purchased Options	Investments in unaffiliated securities, at value	16,079,500
Aptus Drawdown Managed Equity ETF	Equity Contracts - Purchased Options	Investments in unaffiliated securities, at value	950,000

		Liability Derivatives
Fund	Derivatives Investment Type	Statement of Assets and Liabilities Location	Value
Aptus Collared Investment Opportunity ETF	Equity Contracts - Written Options	Written options, at value	$(2,620,295)
Aptus Defined Risk ETF	Equity Contracts - Written Options	Written options, at value	—
Aptus Drawdown Managed Equity ETF	Equity Contracts - Written Options	Written options, at value	(300,000)

Aptus ETFs

Notes to Financial Statements
April 30, 2024 (Continued)

The effect of derivative instruments on the Statements of Operations for the current fiscal period were as follows:

Fund	Derivatives Investment Type	Net Realized Gain (Loss)		Change in Unrealized Appreciation (Depreciation)
Aptus Collared Investment Opportunity ETF	Equity Contracts - Purchased Options	$(38,358,138	)*	$3,522,201	**
Aptus Collared Investment Opportunity ETF	Equity Contracts - Written Options	6,634,962		346,816
Aptus Defined Risk ETF	Equity Contracts - Purchased Options	(23,224,101	)*	10,559,089	**
Aptus Defined Risk ETF	Equity Contracts - Written Options	14,941,891		(4,681,644)
Aptus Drawdown Managed Equity ETF	Equity Contracts - Purchased Options	(16,461,830	)*	4,450,916	**
Aptus Drawdown Managed Equity ETF	Equity Contracts - Written Options	4,413,783		(1,660,974)

*	Included in net realized gain (loss) on investments in unaffiliated securities as reported in the Statements of Operations.
**	Included in net change in unrealized appreciation (depreciation) on investments in unaffiliated securities as reported in the Statements of Operations.

NOTE 8 – SHARE TRANSACTIONS

Shares of the Funds are listed and traded on the Cboe BZX Exchange, Inc. (“Cboe”). Market prices for the shares may be different from their NAV. The Funds issue and redeem shares on a continuous basis at NAV generally in large blocks of shares, called “Creation Units.” Creation Units are issued and redeemed principally in-kind for securities included in a specified universe. Once created, shares generally trade in the secondary market at market prices that change throughout the day. Except when aggregated in Creation Units, shares are not redeemable securities of the Funds. Creation Units may only be purchased or redeemed by certain financial institutions (“Authorized Participants”). An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a Depository Trust Company participant and, in each case, must have executed a Participant Agreement with the Distributor. Most retail investors do not qualify as Authorized Participants nor have the resources to buy and sell whole Creation Units. Therefore, they are unable to purchase or redeem the shares directly from the Funds. Rather, most retail investors may purchase shares in the secondary market with the assistance of a broker and are subject to customary brokerage commissions or fees.

The Funds each currently offer one class of shares, which has no front-end sales load, no deferred sales charge, and no redemption fee. A fixed transaction fee is imposed for the transfer and other transaction costs associated with the purchase or sale of Creation Units. The standard fixed transaction fee for the Funds is $300, each payable to the Custodian. The fixed creation fee may be waived on certain orders if the Funds’ Custodian has determined to waive some or all of the costs associated with the order or another party, such as the Adviser, has agreed to pay such fee. In addition, a variable fee may be charged on all cash transactions or substitutes for Creation Units of up to a maximum of 2% as a percentage of the value of the Creation Units subject to the transaction. Variable fees are imposed to compensate the Funds for the transaction costs associated with the cash transactions fees. Variable fees received by each Fund, if any, are displayed in the Capital Share Transactions section of the Statements of Changes in Net Assets.

NOTE 9 – RISKS

Concentration Risk. To the extent that the Funds invest more heavily in particular industries or sectors of the economy, their performance will be especially sensitive to developments that significantly affect those industries or sectors.

Other Investment Companies Risk. The risks of Aptus Defined Risk ETF and Aptus International Enhanced Yield ETF investing in investment companies typically reflect the risks of the types of instruments in which the investment companies invest. By investing in another investment company, each Fund becomes a shareholder of that investment company and bears its proportionate share of the fees and expenses of the other investment company. The Funds may be subject to statutory limits with respect to the amount they can invest in other ETFs, which may adversely affect the Funds’ ability to achieve their investment objectives.

Aptus ETFs

Report of Independent Registered Public Accounting Firm

To the Shareholders of Aptus ETFs and
Board of Trustees of ETF Series Solutions

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments and written options (as applicable), of Aptus ETFs comprising the funds listed below (the “Funds”), each a series of ETF Series Solutions, as of April 30, 2024, the related statements of operations and changes in net assets and the financial highlights for each of the periods indicated below, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of April 30, 2024, the results of their operations, the changes in net assets, and the financial highlights for each of the periods indicated below in conformity with accounting principles generally accepted in the United States of America.

Fund Name	Statements of Operation	Statements of Changes in Net Assets	Financial Highlights
Aptus Collared Investment Opportunity ETF	For the year ended April 30, 2024	For the years ended April 30, 2024 and 2023	For the years ended April 30, 2024, 2023, 2022, and 2021 and for the period from July 9, 2019 (commencement of operations) to April 30, 2020
Aptus Defined Risk ETF, Aptus Drawdown Managed Equity ETF, and Opus Small Cap Value ETF	For the year ended April 30, 2024	For the years ended April 30, 2024 and 2023	For the years ended April 30, 2024, 2023, 2022, 2021 and 2020
Aptus International Enhanced Yield ETF (formerly International Drawdown Managed Equity ETF)	For the year ended April 30, 2024	For the years ended April 30, 2024 and 2023	For the years ended April 30, 2024 and 2023 and for the period from July 22, 2021 (commencement of operations) to April 30, 2022
Aptus Enhanced Yield ETF	For the year ended April 30, 2024	For the year ended April 30, 2024 and for the period from October 31, 2022 (commencement of operations) to April 30, 2023
Aptus Large Cap Enhanced Yield ETF	For the period from June 13, 2023 (commencement of operations) to April 30, 2024

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2024, by correspondence with the custodian and brokers; when replies were not received from brokers, we

Aptus ETFs

Report of Independent Registered Public Accounting Firm
(Continued)

performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2016.

COHEN & COMPANY, LTD.
Milwaukee, Wisconsin
June 24, 2024

Aptus ETFs

Trustees and Officers
(Unaudited)

Additional information about each Trustee of the Trust is set forth below. The address of each Trustee of the Trust is c/o U.S. Bank Global Fund Services, 615 E. Michigan Street, Milwaukee, WI 53202.

Name and Year of Birth	Position Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Independent Trustees
Leonard M. Rush, CPA Born: 1946	Lead Independent Trustee and Audit Committee Chairman	Indefinite term; since 2012	Retired; formerly Chief Financial Officer, Robert W. Baird & Co. Incorporated (wealth management firm) (2000–2011).	53	Independent Trustee, Managed Portfolio Series (34 portfolios) (since 2011).
David A. Massart Born: 1967	Trustee and Nominating and Governance Committee Chairman	Indefinite term; Trustee since 2012; Committee Chairman since 2023	Partner and Managing Director, Beacon Pointe Advisors, LLC (since 2022); Co-Founder, President, and Chief Investment Strategist, Next Generation Wealth Management, Inc. (2005–2021).	53	Independent Trustee, Managed Portfolio Series (34 portfolios) (since 2011).
Janet D. Olsen Born: 1956	Trustee	Indefinite term; since 2018	Retired; formerly Managing Director and General Counsel, Artisan Partners Limited Partnership (investment adviser) (2000–2013); Executive Vice President and General Counsel, Artisan Partners Asset Management Inc. (2012–2013); Vice President and General Counsel, Artisan Funds, Inc. (investment company) (2001–2012).	53	Independent Trustee, PPM Funds (2 portfolios) (since 2018).
Interested Trustee
Michael A. Castino Born: 1967	Trustee and Chairman	Indefinite term; Trustee since 2014; Chairman since 2013	Managing Director, Investment Manager Solutions, Sound Capital Solutions LLC (since 2023); Senior Vice President, U.S. Bancorp Fund Services, LLC (2013–2023); Managing Director of Index Services, Zacks Investment Management (2011–2013).	53	None.

Aptus ETFs

Trustees and Officers
(Unaudited) (Continued)

The officers of the Trust conduct and supervise its daily business. The address of each officer of the Trust is c/o U.S. Bank Global Fund Services, 615 E. Michigan Street, Milwaukee, WI 53202. Additional information about the Trust’s officers is as follows:

Name and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Principal Officers of the Trust
Kristina R. Nelson Born: 1982	President	Indefinite term; since 2019	Senior Vice President, U.S. Bancorp Fund Services, LLC (since 2020); Vice President, U.S. Bancorp Fund Services, LLC (2014–2020).
Cynthia L. Andrae Born: 1971	Chief Compliance Officer and Anti-Money Laundering Officer	Indefinite term; since 2022 (other roles since 2021)

Vice President, U.S. Bancorp Fund Services, LLC (since 2019); Deputy Chief Compliance Officer, U.S. Bancorp Fund Services, LLC (2021–2022); Compliance Officer, U.S. Bancorp Fund Services, LLC (2015-2019).

Kristen M. Weitzel Born: 1977	Treasurer	Indefinite term; since 2014 (other roles since 2013)	Vice President, U.S. Bancorp Fund Services, LLC (since 2015).
Joshua J. Hinderliter Born: 1983	Vice President and Secretary	Indefinite term; since 2023	Vice President, U.S. Bancorp Fund Services, LLC (since 2024); Assistant Vice President, U.S. Bancorp Fund Services, LLC (2022-2024); Managing Associate, Thompson Hine LLP (2016–2022).
Jason E. Shlensky Born: 1987	Assistant Treasurer	Indefinite term; since 2019	Assistant Vice President, U.S. Bancorp Fund Services, LLC (since 2019); Officer, U.S. Bancorp Fund Services, LLC (2014–2019).
Jessica L. Vorbeck Born: 1984	Assistant Treasurer	Indefinite term; since 2020	Assistant Vice President, U.S. Bancorp Fund Services, LLC (since 2022); Officer, U.S. Bancorp Fund Services, LLC (2014–2017, 2018–2022).

The Statement of Additional Information (“SAI”) includes additional information about the Trustees and is available without charge, upon request, by calling toll free at (800) 617-0004, by accessing the SEC’s website at www.sec.gov, or by accessing the Funds’ website at www.aptusetfs.com or www.opusetfs.com.

Aptus ETFs

Expense Examples

For the Six-Months Ended April 30, 2024 (Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares, and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period as indicated in the following Expense Example tables.

Actual Expenses

The first line of the table provides information about actual account values based on actual returns and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then, multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values based on a hypothetical return and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

Aptus Collared Investment Opportunity ETF

	Beginning Account Value November 1, 2023	Ending Account Value April 30, 2024	Expenses Paid During the Period (1)
Actual	$1,000.00	$1,164.70	$4.25
Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.93	$3.97

Aptus Defined Risk ETF

	Beginning Account Value November 1, 2023	Ending Account Value April 30, 2024	Expenses Paid During the Period (2)
Actual	$1,000.00	$1,147.50	$3.68
Hypothetical (5% annual return before expenses)	$1,000.00	$1,021.43	$3.47

Aptus Drawdown Managed Equity ETF

	Beginning Account Value November 1, 2023	Ending Account Value April 30, 2024	Expenses Paid During the Period (1)
Actual	$1,000.00	$1,176.00	$4.27
Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.93	$3.97

Aptus ETFs

Expense Examples
For the Six-Months Ended April 30, 2024 (Unaudited) (Continued)

Opus Small Cap Value ETF

	Beginning Account Value November 1, 2023	Ending Account Value April 30, 2024	Expenses Paid During the Period (1)
Actual	$1,000.00	$1,155.40	$4.23
Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.93	$3.97

Aptus International Enhanced Yield ETF

	Beginning Account Value November 1, 2023	Ending Account Value April 30, 2024	Expenses Paid During the Period (3)
Actual	$1,000.00	$1,130.20	$2.07
Hypothetical (5% annual return before expenses)	$1,000.00	$1,022.92	$1.96

Aptus Enhanced Yield ETF

	Beginning Account Value November 1, 2023	Ending Account Value April 30, 2024	Expenses Paid During the Period (4)
Actual	$1,000.00	$1,001.10	$2.94
Hypothetical (5% annual return before expenses)	$1,000.00	$1,021.93	$2.97

Aptus Large Cap Enhanced Yield ETF

	Beginning Account Value November 1, 2023	Ending Account Value April 30, 2024	Expenses Paid During the Period (3)
Actual	$1,000.00	$1,180.10	$2.11
Hypothetical (5% annual return before expenses)	$1,000.00	$1,022.92	$1.96

(1)

The dollar amounts shown as expenses paid during the period are equal to the annualized expense ratio, 0.79%, multiplied by the average account value during the six-month period, multiplied by 182/366, to reflect the one-half year period.

(2)

The dollar amounts shown as expenses paid during the period are equal to the annualized expense ratio, 0.69%, multiplied by the average account value during the six-month period, multiplied by 182/366, to reflect the one-half year period.

(3)

The dollar amounts shown as expenses paid during the period are equal to the annualized expense ratio, 0.39%, multiplied by the average account value during the six-month period, multiplied by 182/366, to reflect the one-half year period.

(4)

The dollar amounts shown as expenses paid during the period are equal to the annualized expense ratio, 0.59%, multiplied by the average account value during the six-month period, multiplied by 182/366, to reflect the one-half year period.

Aptus ETFs

Review of Liquidity Risk Management Program

(Unaudited)

Pursuant to Rule 22e-4 under the Investment Company Act of 1940, the Trust, on behalf of the series of the Trust covered by this shareholder report (the “Series”), has adopted a liquidity risk management program to govern the Trust’s approach to managing liquidity risk. Rule 22e-4 seeks to promote effective liquidity risk management, thereby reducing the risk that a fund will be unable to meet its redemption obligations and mitigating dilution of the interests of fund shareholders. The Trust’s liquidity risk management program is tailored to reflect the Series’ particular risks, but not to eliminate all adverse impacts of liquidity risk, which would be incompatible with the nature of such Series.

The investment adviser to the Series has adopted and implemented its own written liquidity risk management program (the “Program”) tailored specifically to assess and manage the liquidity risk of the Series.

At a recent meeting of the Board of Trustees of the Trust, the Trustees received a report pertaining to the operation, adequacy, and effectiveness of implementation of the Program for the period ended December 31, 2023. The report concluded that the Program is reasonably designed to assess and manage the Series’ liquidity risk and has operated adequately and effectively to manage such risk. The report reflected that there were no liquidity events that impacted the Series’ ability to timely meet redemptions without dilution to existing shareholders. The report further noted that no material changes have been made to the Program since its implementation.

There can be no assurance that the Program will achieve its objectives in the future. Please refer to the prospectus for more information regarding the Series’ exposure to liquidity risk and other principal risks to which an investment in the Series may be subject.

Aptus Collared Investment Opportunity ETF (ACIO)
Aptus Defined Risk ETF (DRSK)
Aptus Drawdown Managed Equity ETF (ADME)
Opus Small Cap Value ETF (OSCV)
Aptus International Enhanced Yield ETF (IDUB)
Aptus Enhanced Yield ETF (JUCY)

Approval of Advisory Agreement and Board Considerations

(Unaudited)

Pursuant to Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), at a meeting held on January 17-18, 2024 (the “Meeting”), the Board of Trustees (the “Board”) of ETF Series Solutions (the “Trust”) approved the continuance of the Investment Advisory Agreement (the “Advisory Agreement”) between Aptus Capital Advisors, LLC (the “Adviser”) and the Trust, on behalf of Aptus Collared Investment Opportunity ETF, Aptus Defined Risk ETF, Aptus Drawdown Managed Equity ETF, Opus Small Cap Value ETF, Aptus International Enhanced Yield ETF, and Aptus Enhanced Yield ETF (each, a “Fund” and, collectively, the “Funds”).

Prior to the Meeting, the Board, including the Trustees who are not parties to the Advisory Agreement or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), reviewed written materials (the “Materials”), including information from the Adviser regarding, among other things: (i) the nature, extent, and quality of the services provided to the Funds by the Adviser; (ii) the historical performance of the Funds; (iii) the cost of the services provided and the profits realized by the Adviser or its affiliates from services rendered to each Fund; (iv) comparative performance, fee and expense data for the Funds and other investment companies with similar investment objectives, including a report prepared by Barrington Partners, an independent third party, that compares each Fund’s investment performance, fees and expenses to relevant market benchmarks and peer groups (the “Barrington Report”); (v) the extent to which any economies of scale realized by the Adviser in connection with its services to each Fund are shared with Fund shareholders; (vi) any other financial benefits to the Adviser and its affiliates resulting from services rendered to the Fund; and (vii) other factors the Board deemed to be relevant.

The Board also considered that the Adviser, along with other service providers of the Funds, had provided written and oral updates on the firm over the course of the year with respect to its role as investment adviser to the Funds, as well as the Adviser’s role as investment adviser to other series of the Trust. The Board considered that information alongside the Materials in its consideration of whether the Advisory Agreement should be continued. Additionally, representatives from the Adviser provided an oral overview of each Fund’s strategy, the services provided to each Fund by the Adviser, and additional information about the Adviser’s personnel and business operations. The Board then discussed the Materials, the Adviser’s oral presentation, and any other relevant information received by the Board at or prior to the Meeting, after which the Board deliberated on the approval of the continuation of the Advisory Agreement in light of this information.

Approval of the Continuation of the Advisory Agreement with the Adviser

Nature, Extent, and Quality of Services Provided. The Trustees considered the scope of services provided under the Advisory Agreement, noting that the Adviser had provided and would continue to provide investment management services to the Funds. In considering the nature, extent, and quality of the services provided by the Adviser, the Board considered the quality of the Adviser’s compliance program and past reports from the Trust’s Chief Compliance Officer (“CCO”) regarding the CCO’s review of the Adviser’s compliance program. The Board also considered its previous experience with the Adviser providing investment management services to the Funds as well as its experience with the Adviser as the investment adviser to other series of the Trust. The Board noted that it had received a copy of the Adviser’s registration form and financial statements, as well as the Adviser’s response to a detailed series of questions that included, among other things, information about the Adviser’s decision-making process, the background and experience of the firm’s key personnel, and the firm’s compliance policies, marketing practices, and brokerage information.

The Board also considered other services provided by the Adviser to the Funds, including monitoring the Funds’ adherence to their investment restrictions and compliance with the Funds’ policies and procedures and applicable securities regulations, as well as monitoring the extent to which each Fund achieves its investment objective as an actively managed fund.

Historical Performance. The Trustees next considered each Fund’s performance. The Board observed that additional information regarding each Fund’s past investment performance, for periods ended September 30, 2023, had been included in the Materials, including the Barrington Report, which compared the performance results of each Fund with the returns of a group of ETFs selected by Barrington Partners as most comparable (the “Peer Group”) as well as with funds in each Fund’s Morningstar

Aptus Collared Investment Opportunity ETF (ACIO)
Aptus Defined Risk ETF (DRSK)
Aptus Drawdown Managed Equity ETF (ADME)
Opus Small Cap Value ETF (OSCV)
Aptus International Enhanced Yield ETF (IDUB)
Aptus Enhanced Yield ETF (JUCY)

APPROVAL OF ADVISORY AGREEMENT AND BOARD CONSIDERATIONS
(Unaudited) (Continued)

category (as noted below) (each, a “Category Peer Group”). Additionally, at the Board’s request, the Adviser identified the funds the Adviser considered to be each Fund’s most direct competitors (each, a “Selected Peer Group”) and provided the Selected Peer Group’s performance results.

Aptus Collared Investment Opportunity ETF: The Board noted that the Fund underperformed its broad-based benchmark, the S&P 500, for the one-year, three-year, and since inception periods. The S&P 500 provides an indication of the performance of the large-cap U.S. equity market. In comparing the Fund’s performance to that of the benchmark, the Board noted that the Fund, unlike its benchmark, invests in U.S.-listed equity securities of any market capitalization while also buying put options or an options collar on the same equities, a U.S. equity ETF, or a U.S. equity index.

The Board then noted that, for the three-year period ended September 30, 2023, the Fund performed in line with the median returns of both its Peer Group and Category Peer Group (the Morningstar US Fund Options Trading Category), and for the one-year period, the Fund underperformed the median return of its Category Peer Group and Peer Group. The Board also noted that the Fund underperformed all of the funds in its Selected Peer Group for the one-year period but performed in line with the median return of the funds in its Selected Peer Group for the three-year period. The Board considered that the funds included in the Selected Peer Group were described by the Adviser as funds with similar investment objectives, most of which are actively managed. The Board further noted that although all of the funds in the Selected Peer Group engage in call option writing to produce income, none of these peer funds sell calls options on individual securities and/or purchase put options in the same manner as the Fund.

Aptus Defined Risk ETF: The Board noted that the Fund outperformed its broad-based benchmark, the Bloomberg US Aggregate Bond Index, for each of the three-year, five-year, and since inception periods, but the Fund underperformed its benchmark for the one-year period. The Bloomberg US Aggregate Bond Index provides an indication of the performance of the broader U.S. investment grade bond market. In comparing the Fund’s performance to that of the benchmark, the Board noted that the Fund, unlike its benchmark, uses a hybrid fixed income and equity strategy in which the Fund invests 75% to 95% of its assets to obtain exposure to investment grade corporate bonds and invests the remainder of its assets to obtain exposure to U.S. stocks, while limiting downside risk through an options strategy.

The Board then noted that, for the five-year period ended September 30, 2023, the Fund outperformed the median return of its Peer Group and Category Peer Group (the Morningstar US Fund Short-Term Bond Category) but, for the one-year and three-year periods, the Fund underperformed the median return of its Peer Group and Category Peer Group. The Board took into consideration that the Peer Group and Category Peer Group include ETFs with short duration fixed income strategies and noted there were a limited number of actively managed funds with sufficient performance history in both Groups. The Board also noted that the Fund underperformed most of the funds in its Selected Peer Group for the one-year and three-year periods, but the Fund outperformed all of the funds in its Selected Peer Group for the five-year period. The Board considered that the funds included in the Selected Peer Group were nearly all passively managed and noted that although many of the funds in the Selected Peer Group had similar fixed income strategies, none of the peer funds employed a similar equity strategy or options strategy.

Aptus Drawdown Managed Equity ETF: The Board noted that the Fund underperformed its broad-based benchmark, the S&P 500, for each of the one-year, three-year, five-year, and since inception periods. The S&P 500 provides an indication of the performance of the large-cap U.S. equity market. In comparing the Fund’s performance to that of the benchmark, the Board noted that the Fund, unlike its benchmark, invests in a portfolio of U.S.-listed equity securities while limiting downside risk by purchasing exchange-listed put options on one or more such equity securities or broad-based U.S. equity indexes or funds.

The Board then noted that, for each of the one-year, three-year, and five-year periods ended September 30, 2023, the Fund underperformed the median return of its Category Peer Group (the Morningstar US Fund Long-Short Equity Category) and its Peer Group. The Board took into consideration that the Peer Group and Category Peer Group include actively managed, long-short ETFs, but the Fund does not employ a typical long-short strategy where the Fund takes long positions in undervalued stocks while selling short overpriced stocks. Instead, the Fund invests at least 80% of its net assets in equities but, in seeking to mitigate

Aptus Collared Investment Opportunity ETF (ACIO)
Aptus Defined Risk ETF (DRSK)
Aptus Drawdown Managed Equity ETF (ADME)
Opus Small Cap Value ETF (OSCV)
Aptus International Enhanced Yield ETF (IDUB)
Aptus Enhanced Yield ETF (JUCY)

APPROVAL OF ADVISORY AGREEMENT AND BOARD CONSIDERATIONS
(Unaudited) (Continued)

downside risk, the Fund may purchase or write call or put options on equities and/or utilize option spread strategies involving equity securities, equity indices or ETFs, or the VIX® Index. The Board also noted that the Fund generally performed within the range of funds in the Selected Peer Group for the one-year period but underperformed nearly all of the funds from the Selected Peer Group over the three-year and five-year periods. The Board considered that the funds included in the Selected Peer Group were described by the Adviser as funds with similar investment objectives, nearly all of which are actively managed and seek to limit downside risk, but none of which select underlying holdings and implement hedges in the same way as the Fund.

Opus Small Cap Value ETF: The Board noted that the Fund outperformed its broad-based benchmark, the Russell 2000 Value Index, for each of the one-year, five-year, and since inception periods, but the Fund underperformed its benchmark for the three-year period. The Russell 2000 Value Index provides an indication of the performance of the small-cap U.S. stock market. In comparing the Fund’s performance to that of the benchmark, the Board noted that the Fund invests primarily in small-cap U.S. equity securities, but, unlike its benchmark, the Fund selects stocks across a variety of sectors and industries by combining a factor-based analysis and rigorous fundamental research to identify high-quality, growing companies that the Adviser believes are undervalued.

The Board then noted that, for the three-year and five-year periods ended September 30, 2023, the Fund outperformed the median return of its Peer Group and Category Peer Group (the Morningstar US Fund Small Blend Category) but, for the one-year period, the Fund underperformed the median return of its Peer Group and the Category Peer Group. The Board took into consideration that the Peer Group is comprised mostly of small-cap ETFs that focus on either growth or core investing. The Board also noted that the Fund generally performed within the range of funds in the Selected Peer Group for the one-year period. The Board considered, however, that the Selected Peer Group was primarily comprised of large passively managed ETFs, such as the iShares Russell 2000 ETF and the Vanguard Russell 2000 Value ETF, that generally do not employ the same type of fundamental analysis as the Fund when selecting investments.

Aptus International Enhanced Yield ETF: The Board noted that the Fund underperformed its broad-based benchmark, the MSCI ACWI ex USA Index, for each of the one-year and since inception periods. The MSCI ACWI ex USA Index provides an indication of the performance of large- and mid-cap equity securities across developed and emerging markets outside the United States. In comparing the Fund’s performance to that of the benchmark, the Board noted that although the Fund is a fund of funds that invests primarily in non-U.S. securities, the Fund, unlike its benchmark, employs an options strategy to limit downside risk, create additional equity exposure, and/or generate premiums from writing call options.

The Board then noted that, for the one-year period ended September 30, 2023, the Fund outperformed the median return of its Category Peer Group (the Morningstar US Fund Long-Short Equity Category) but underperformed the median return of its Peer Group. The Board took into consideration that the Peer Group and Category Peer Group do not include many actively managed fund of funds that employ an equity-linked notes (“ELN”) strategy. The Board then noted that the Fund generally underperformed the funds in the Selected Peer Group for the one-year period. However, the Board considered that the funds included in the Selected Peer Group were primarily international ETFs, some of which emphasized income or dividend generation in their principal investment strategies. In addition, the Board took into consideration that the Fund commenced operations on July 22, 2021, and thus had been operating for less than three years as of the date of the Board Meeting, which was a relatively short period of time over which to evaluate the Fund’s performance and draw meaningful conclusions.

Aptus Enhanced Yield ETF: The Board noted that the Fund outperformed its broad-based benchmark, the ICE U.S. Treasury 1-3 Year Bond Total Return Index, for the since inception period. The ICE U.S. Treasury 1-3 Year Bond Total Return Index is market value weighted and is designed to measure the performance of U.S. dollar-denominated, fixed rate securities with minimum term to maturity greater than one year and less than or equal to three years. In comparing the Fund’s performance to that of the benchmark, the Board noted that although the Fund invests a significant portion of its assets in U.S. government debt securities, the Fund, unlike its benchmark, also invests in ELNs, which are designed to offer a return linked to their underlying instruments by combing the economic characteristics of U.S. equities and options contracts or option spreads in a single note form.

Aptus Collared Investment Opportunity ETF (ACIO)
Aptus Defined Risk ETF (DRSK)
Aptus Drawdown Managed Equity ETF (ADME)
Opus Small Cap Value ETF (OSCV)
Aptus International Enhanced Yield ETF (IDUB)
Aptus Enhanced Yield ETF (JUCY)

APPROVAL OF ADVISORY AGREEMENT AND BOARD CONSIDERATIONS
(Unaudited) (Continued)

The Board then noted that the Fund launched on October 31, 2022, and as such, the Barrington Report did not include one-year performance information for the Fund for the one-year period ended September 30, 2023. Accordingly, the Board determined that it was unable to evaluate the Fund’s performance, relative to that of its peers, and draw meaningful conclusions given the relatively short period of time since the Fund’s inception.

Cost of Services Provided and Economies of Scale. The Board then reviewed each Fund’s fees and expenses. The Board took into consideration that the Adviser had charged, and would continue to charge, a “unified fee,” meaning each Fund pays no expenses other than the advisory fee and, if applicable, certain other costs such as interest, brokerage, acquired fund fees and expenses (AFFE), extraordinary expenses, and, to the extent it is implemented, fees pursuant to a Distribution and/or Shareholder Servicing (12b-1) Plan. The Board noted that the Adviser had been and would continue to be responsible for compensating the Trust’s other service providers and paying the Funds’ other expenses out of the Adviser’s own fee and resources.

The Board then compared each Fund’s net expense ratio to its Peer Group and Category Peer Group, as shown in the Barrington Report, and its Selected Peer Group.

Aptus Collared Investment Opportunity ETF: The Board noted that the Fund’s net expense ratio was lower than the median net expense ratio of the funds in its Peer Group and Category Peer Group. In addition, the Board noted that the Fund’s net expense ratio was within the range of net expense ratios of funds in its Selected Peer Group.

Aptus Defined Risk ETF: The Board noted that the Fund’s net expense ratio was slightly higher than the median net expense ratio of the funds in its Peer Group and Category Peer Group but within the range of net expense ratios for both groups. In addition, the Board noted that the Fund’s net expense ratio was higher than all of the net expense ratios of funds in its Selected Peer Group. However, the Board took into consideration that there are few actively managed ETFs included among the Fund’s peer funds, and even fewer such ETFs available for comparison with similar hybrid fixed income and equity investment strategies seeking to limit downside risk. As a result, the Fund’s expenses appear higher than those of ETFs that focus primarily on short-term bonds and/or employ passive investment strategies.

Aptus Drawdown Managed Equity ETF: The Board noted that the Fund’s net expense ratio was lower than the median net expense ratio of the funds in its Peer Group and Category Peer Group. In addition, the Board noted that the Fund’s net expense ratio was within the range of net expense ratios of funds in its Selected Peer Group.

Opus Small Cap Value ETF: The Board noted that the Fund’s net expense ratio was lower than the median net expense ratio of the funds in its Category Peer Group but higher than the median net expense ratio of the funds in its Peer Group. In addition, the Board noted that the Fund’s net expense ratio was higher than the net expense ratio of nearly all of the funds in its Selected Peer Group. However, the Board took into consideration that there are very few actively managed ETFs included among the Fund’s peer funds, and even fewer such ETFs available for comparison that employ a similar fundamental analysis when selecting small-cap value stocks. As a result, the Fund’s expenses appear higher than those of its passively managed small-cap equity peer funds.

Aptus International Enhanced Yield ETF: The Board noted that the Fund’s net expense ratio was lower than the median net expense ratio of the funds in its Peer Group and Category Peer Group. In addition, the Board noted that the Fund’s net expense ratio was within the range of net expense ratios of funds in its Selected Peer Group.

Aptus Enhanced Yield ETF: The Board noted that the Fund’s net expense ratio was higher than the median net expense ratio of the funds in its Peer Group but only slightly higher than the median net expense ratio of its Category Peer Group.

The Board then considered the Adviser’s financial resources and information regarding the Adviser’s ability to support its management of the Funds and obligations under the unified fee arrangement, noting that the Adviser had provided its financial statements for the Board’s review. The Board also evaluated the compensation and benefits received by the Adviser from its relationship with the Funds, taking into account an analysis of the Adviser’s profitability with respect to each Fund at various actual and projected Fund asset levels.

Aptus Collared Investment Opportunity ETF (ACIO)
Aptus Defined Risk ETF (DRSK)
Aptus Drawdown Managed Equity ETF (ADME)
Opus Small Cap Value ETF (OSCV)
Aptus International Enhanced Yield ETF (IDUB)
Aptus Enhanced Yield ETF (JUCY)

APPROVAL OF ADVISORY AGREEMENT AND BOARD CONSIDERATIONS
(Unaudited) (Continued)

The Board expressed the view that it currently appeared that the Adviser might realize economies of scale in managing the Funds as assets grow in size. The Board noted that, should the Adviser realize economies of scale in the future, the Board would evaluate whether those economies were appropriately shared with Fund shareholders, whether through the structure and amount of the fee or by other means.

Conclusion. No single factor was determinative of the Board’s decision to approve the continuation of the Advisory Agreement; rather, the Board based its determination on the total mix of information available to it. Based on a consideration of all the factors in their totality, the Board, including the Independent Trustees, unanimously determined that the Advisory Agreement, including the compensation payable under the agreement, was fair and reasonable to each Fund. The Board, including the Independent Trustees, unanimously determined that the approval of the continuation of the Advisory Agreement was in the best interests of each Fund and its shareholders.

Aptus ETFs

Federal Tax Information

(Unaudited)

For the fiscal year/period ended April 30, 2024, certain dividends paid by the Funds may be subject to the maximum rate of 23.8%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Aptus Collared Investment Opportunity ETF	100.00%
Aptus Defined Risk ETF	0.00%
Aptus Drawdown Managed Equity ETF	100.00%
Opus Small Cap Value ETF	100.00%
Aptus International Enhanced Yield ETF	35.32%
Aptus Enhanced Yield ETF	0.00%
Aptus Large Cap Enhanced Yield ETF	40.51%

For corporate shareholders, the percentage of ordinary income distributions qualified for the corporate dividend received deduction for the fiscal year/period ended April 30, 2024 was as follows:

Aptus Collared Investment Opportunity ETF	100.00%
Aptus Defined Risk ETF	0.00%
Aptus Drawdown Managed Equity ETF	100.00%
Opus Small Cap Value ETF	100.00%
Aptus International Enhanced Yield ETF	0.00%
Aptus Enhanced Yield ETF	0.00%
Aptus Large Cap Enhanced Yield ETF	39.58%

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for each Fund were as follows:

Aptus Collared Investment Opportunity ETF	0.00%
Aptus Defined Risk ETF	0.00%
Aptus Drawdown Managed Equity ETF	0.00%
Opus Small Cap Value ETF	0.00%
Aptus International Enhanced Yield ETF	0.00%
Aptus Enhanced Yield ETF	0.00%
Aptus Large Cap Enhanced Yield ETF	0.00%

Information About Portfolio Holdings
(Unaudited)

The Funds file their complete schedules of portfolio holdings for their first and third fiscal quarters with the SEC on Part F of Form N-PORT. The Funds’ Part F of Form N-PORT are available without charge, upon request, by calling toll-free at (800) 617-0004 or by accessing the Funds’ website at www.aptusetfs.com and www.opusetfs.com. Furthermore, you may obtain Part F of Form N-PORT on the SEC’s website at www.sec.gov. The Funds’ portfolio holdings are posted on their website at www.aptusetfs.com or www.opusetfs.com daily.

Aptus ETFs

Information About Proxy Voting
(Unaudited)

A description of the policies and procedures the Funds use to determine how to vote proxies relating to portfolio securities is provided in the SAI. The SAI is available without charge, upon request, by calling toll-free at (800) 617-0004, by accessing the SEC’s website at www.sec.gov, or by accessing the Funds’ website at www.aptusetfs.com or www.opusetfs.com.

When available, information regarding how the Funds voted proxies relating to portfolio securities during the period ending June 30 is available by calling toll-free at (800) 617-0004 or by accessing the SEC’s website at www.sec.gov.

Frequency Distribution of Premiums and Discounts
(Unaudited)

Information regarding how often shares of the Funds trade on an exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Funds are available without charge, on the Funds’ website at www.aptusetfs.com or www.opusetfs.com.

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Adviser

Aptus Capital Advisors, LLC
265 Young Street
Fairhope, Alabama 36532

Distributor

Quasar Distributors, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101

Custodian

U.S. Bank National Association
1555 North Rivercenter Drive, Suite 302
Milwaukee, Wisconsin 53212

Transfer Agent

U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Independent Registered Public Accounting Firm

Cohen & Company, Ltd.
342 North Water Street, Suite 830
Milwaukee, Wisconsin 53202

Legal Counsel

Morgan, Lewis & Bockius LLP
1111 Pennsylvania Avenue, NW
Washington, DC 20004

Aptus Collared Investment Opportunity ETF Symbol – ACIO CUSIP – 26922A222
Aptus Defined Risk ETF Symbol – DRSK CUSIP – 26922A388
Aptus Drawdown Managed Equity ETF Symbol – ADME CUSIP – 26922A784
Opus Small Cap Value ETF Symbol – OSCV CUSIP – 26922A446
Aptus International Enhanced Yield ETF Symbol – IDUB CUSIP – 26922B709
Aptus Enhanced Yield ETF Symbol – JUCY CUSIP – 26922B642
Aptus Large Cap Enhanced Yield ETF Symbol - DUBS CUSIP – 26922B535

(b)	Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any substantive amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Mr. Leonard Rush is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “Other services” provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 4/30/2024	FYE 4/30/2023
( a ) Audit Fees	$94,500	$88,000
( b ) Audit-Related Fees	$0	$0
( c ) Tax Fees	$24,500	$21,000
( d ) All Other Fees	$0	$0

(e)(1) The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

(e)(2) The percentage of fees billed by Cohen & Company, Ltd. applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

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	FYE 4/30/2024	FYE 4/30/2023
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) N/A.

(g) The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.

Non-Audit Related Fees	FYE 4/30/2024	FYE 4/30/2023
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

(h) The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

(i) The registrant has not been identified by the U.S. Securities and Exchange Commission as having filed an annual report issued by a registered public accounting firm branch or office that is located in a foreign jurisdiction where the Public Company Accounting Oversight Board is unable to inspect or completely investigate because of a position taken by an authority in that jurisdiction.

(j) The registrant is not a foreign issuer.

Item 5. Audit Committee of Listed Registrants.

(a) The registrant is an issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934, (the “Act”) and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Act. The independent members of the committee are as follows: Leonard M. Rush, David A. Massart, and Janet D. Olsen.

(b) Not applicable.

Item 6. Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

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Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President (principal executive officer) and Treasurer (principal financial officer) have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

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(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in registrant’s independent public accountant. There was no change in the registrant’s public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	ETF Series Solutions

By (Signature and Title)*	/s/ Kristina R. Nelson
Kristina R. Nelson, President (principal executive officer)

Date	7/08/2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Kristina R. Nelson
Kristina R. Nelson, President (principal executive officer)

Date	7/08/2024

By (Signature and Title)*	/s/ Kristen M. Weitzel
Kristen M. Weitzel, Treasurer (principal financial officer)

Date	7/08/2024

*	Print the name and title of each signing officer under his or her signature.

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